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                                                                EXHIBIT 10.15






                            LIFEPOINT HOSPITALS, INC.

                                 RETIREMENT PLAN












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                                TABLE OF CONTENTS


ARTICLE I  DEFINITIONS.......................................................3
     "Account"...............................................................3
     "Accounting Date".......................................................4
     "Acquired Employer".....................................................4
     "Acquired Group of Employees"...........................................4
     "Acquisition Date"......................................................4
     "Acquisition Loan"......................................................4
     "Actual Contribution Percentage"........................................4
     "Actual Deferral Percentage"............................................5
     "Adjustment Factor".....................................................6
     "Adoption Agreement"....................................................6
     "Affiliated Employer"...................................................6
     "Annual Addition".......................................................7
     "Annuity Starting Date".................................................7
     "Attained Age" or "Age".................................................7
     "Beneficiary"...........................................................7
     "Board of Directors"....................................................8
     "Calendar Quarter"......................................................8
     "Closing Date"..........................................................8
     "Code"..................................................................8
     "Columbia"..............................................................8
     "Columbia Plans"........................................................8
     "Columbia Salary Deferral Plan".........................................9
     "Columbia Money Purchase Pension Plan"..................................9
     "Columbia Stock Bonus Plan".............................................9
     "Columbia Stock Fund"...................................................9
     "Committee".............................................................9
     "Company Stock".........................................................9
     "Company Stock Fund"....................................................9
     "Compensation"..........................................................9
     "Contingent Beneficiary"...............................................11
     "Contribution Ratio"...................................................11
     "Deferral Ratio".......................................................11
     "Determination Date"...................................................12
     "Directed Investment Accounts".........................................12
     "Early Retirement Age".................................................12
     "Early Retirement Date"................................................12
     "Effective Date".......................................................12
     "Election Period"......................................................12
     "Employee".............................................................13
     "Employee Voluntary Contributions".....................................13
     "Employee Voluntary Matching Contribution Allocations".................14
     "Employer".............................................................14
     "Employer Contributions"...............................................14
     "EPIC Plan"............................................................14
     "ESOP Component".......................................................14
     "ESOP Contribution"....................................................14
     "ESOP Fund"............................................................14



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
     "ESOP Match Component".................................................14
     "Excess Aggregate Contribution"........................................15
     "Excess Deferral Contribution".........................................15
     "Excess Salary Deferral Contribution"..................................15
     "Fiduciary"............................................................15
     "Financed Shares"......................................................15
     "Forfeiture"...........................................................16
     "HealthTrust Plan".....................................................16
     "Highly Compensated Employee"..........................................16
     "Hour of Service"......................................................16
     "Investment Funds".....................................................19
     "Investment Manager"...................................................19
     "Key Employee".........................................................19
     "Loan Suspense Account"................................................19
     "Matching Employer Contribution Allocations"...........................19
     "Nonhighly Compensated Employee".......................................19
     "Normal Retirement Age"................................................19
     "Normal Retirement Date"...............................................20
     "One Year Break in Service"............................................20
     "Participant"..........................................................20
     "Participating Employer"...............................................20
     "Plan".................................................................20
     "Plan Administrator"...................................................20
     "Plan Anniversary Date"................................................20
     "Plan Benefit".........................................................20
     "Plan Sponsor".........................................................20
     "Plan Year"............................................................20
     "Profit Sharing Contribution"..........................................21
     "Qualified Election Period"............................................21
     "Qualified Participant"................................................21
     "Qualified Joint and Survivor Annuity".................................21
     "Qualified Preretirement Survivor Annuity".............................21
     "Qualified Waiver".....................................................21
     "Salary Deferral Contribution".........................................22
     "Salary Deferral Matching Contribution Allocations"....................24
     "Super Top-Heavy Plan".................................................24
     "Top-Heavy Group"......................................................24
     "Top-Heavy Plan".......................................................24
     "Total and Permanent Disability" or "Totally and Permanently
      Disabled".............................................................25
     "Triad"................................................................25
     "Triad Stock Fund".....................................................25
     "Trust Agreement"......................................................25
     "Trust Fund" or "Trust"................................................25
     "Trustee"..............................................................25
     "Unilateral Employer Contribution".....................................25
     "Valuation Date".......................................................25
     "Years of Service".....................................................25
     "Use of Terms".........................................................27

ARTICLE II PARTICIPATION....................................................28
     2.1 Participation......................................................28
     2.2 Rights of Participants.............................................29
     2.3 Enrollment Form....................................................29


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

     2.4 Account Transfers for Active Employees...............................31
     2.5 Account Transfers for Former Employee Participants in Columbia
         Plans on Distribution Date...........................................31
     2.6 HealthTrust and EPIC Plan Balances...................................31
     2.7 Account Transfers for Employment Changes from Columbia in 1999.......31

ARTICLE III CONTRIBUTIONS AND ACQUISITION LOANS...............................32
     3.1 Salary Deferral and Employee Voluntary Contributions.................32
     3.2 Form of Contributions................................................32
     3.3 Forfeitures..........................................................33
     3.4 Unilateral Employer Contributions....................................33
     3.5 Salary Deferral Matching Contribution Allocations....................33
     3.6 Employee Voluntary Matching Contribution Allocations.................34
     3.7 Supplemental Employer Contribution to Fund Match.....................34
     3.8 Distribution of Excess Salary Deferral Contributions.................34
     3.9 Distribution of Excess Aggregate Contributions.......................34
     3.10 Distribution of Excess Deferral Contributions.......................36
     3.11 ESOP Contributions..................................................37
     3.12 Profit Sharing Contributions........................................38
     3.13 Section 415 Limitations.............................................38
     3.14 Unilateral Employer Contributions Relating to Actual
          Contribution Percentage Test and Actual Deferral
          Percentage Test.....................................................39
     3.15 Multiple Use of Alternative Test....................................39
     3.16 Adjustment of Defined Contribution Plan Fraction....................40
     3.17 Correction of Contributions in Excess of Section 415 Limits.........41
     3.18 Suspense Account....................................................41
     3.19 Combination of Plans................................................42
     3.20 Correction of Prior Incorrect Allocations and Previous
          Funding Deficiencies................................................42
     3.21 Reversion of Unilateral Employer Contributions, Matching
          Employer Contributions, ESOP Contributions and Profit
          Sharing Contributions...............................................43
     3.22 Acquisition Loans...................................................43

ARTICLE IV ALLOCATION OF CONTRIBUTIONS, EARNINGS AND LOSSES...................45
     4.1 Allocation of Salary Deferral Contributions..........................45
     4.2 Allocation of Employee Voluntary Contributions.......................45
     4.3 Allocation of Unilateral Employer Contributions......................45
     4.4 Allocation of Salary Deferral Matching Contribution Allocations......45
     4.5 Allocation of Employee Voluntary Matching Contribution Allocations...45
     4.6 Allocation of ESOP Contributions.....................................45
     4.7 Allocation of Profit Sharing Contributions...........................46
     4.8 Allocation of Investment Funds.......................................46

ARTICLE V VALUATIONS..........................................................49
     5.1 Determination of Value...............................................49
     5.2 Valuations...........................................................49
     5.3 Valuation Methods....................................................49

ARTICLE VI DIRECTED INVESTMENT ACCOUNTS.......................................50
     6.1 Investment Directions................................................50
     6.2 Investment of Trust Assets...........................................50




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

ARTICLE VII ESOP FUNDS........................................................52
     7.1 Investment in ESOP Fund..............................................52
     7.2 Voting of Company Stock in ESOP Fund Accounts and Tender Offers......52
     7.3 Diversification......................................................52
     7.4 Columbia Stock Fund and Triad Stock Fund Accounts....................52
     7.5 Company Stock Fund...................................................52

ARTICLE VIII VESTING..........................................................53
     8.1 Fully Vested Contributions...........................................53
     8.2 Forfeitable Contributions............................................53
     8.3 Forfeiture of Nonvested Account Balances.............................54
     8.4 Vesting at Early Retirement Age and Normal Retirement Age............56
     8.5 Vesting Upon Death...................................................56
     8.6 Vesting Upon Total and Permanent Disability..........................56

ARTICLE IX PAYMENT OF BENEFITS TO PARTICIPANTS................................57
     9.1 Commencement of Benefits.............................................57
     9.2 Death Benefits.......................................................57
     9.3 Form of Benefit Distribution.........................................59
     9.4 Participant's Election of Benefits...................................60
     9.5 Special Distribution Rules...........................................61
     9.6 Distributions in the Case of Certain Financial Hardships.............62
     9.7 Cash-Out Procedure Upon Separation From Service......................64
     9.8 In-Service Withdrawals...............................................65
     9.9 Mandatory Commencement of Benefits...................................66
     9.10 Participant Loans...................................................70
     9.11 Requirement of Consent..............................................72
     9.12 Administrative Postponement of Benefits.............................72
     9.13 Suspension of Distributions in Certain Cases........................72
     9.14 Participant Transfers...............................................73
     9.15 Account Transfers in Dispositions...................................73
     9.16 Qualified Preretirement Survivor Annuity and Qualified Joint
          and Survivor Annuity................................................73

ARTICLE X CLAIMS PROCEDURE....................................................77
     10.1 Filing of Claim.....................................................77
     10.2 Denial of Claim.....................................................77
     10.3 Review of Denial....................................................77
     10.4 Decision Upon Review................................................77

ARTICLE XI  THE PLAN ADMINISTRATOR............................................78
     11.1 Designation.........................................................78
     11.2 Committee Action....................................................78
     11.3 Rights and Duties...................................................79
     11.4 Information.........................................................80
     11.5 Compensation and Expense............................................80
     11.6 Consultants, Advisors, Managers and Service Providers...............80
     11.7 Liability...........................................................80




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

     11.8 Notices and Directions..............................................80
     11.9 Reimbursement of Expenses of Administering the Plan.................80
     11.10 Designation of Service Providers...................................81

ARTICLE XII THE TRUST FUND AND TRUSTEE........................................83
     12.1 Existence of Trust..................................................83
     12.2 Exclusive Benefit Rule..............................................83
     12.3 Removal of Trustee..................................................83
     12.4 Powers of Trustee...................................................83
     12.5 Integration of Trust................................................83
     12.6 Coordination of Trusts..............................................83

ARTICLE XIII AMENDMENT AND TERMINATION........................................84
     13.1 Right to Amend......................................................84
     13.2 Right to Terminate..................................................84
     13.3 Vesting Upon Termination or Partial Termination.....................84
     13.4 Distributions Upon Termination or Withdrawal........................84
     13.5 Unutilized Forfeitures Upon Termination or Partial Termination......85

ARTICLE XIV MISCELLANEOUS PROVISIONS..........................................86
     14.1 Prohibition Against Diversion.......................................86
     14.2 Prudent Man Rule....................................................86
     14.3 Responsibilities of Parties.........................................86
     14.4 Rollover Contributions and Direct Transfers From Other
          Qualified Retirement Plans..........................................86
     14.5 Merger or Consolidation of Employer.................................87
     14.6 Nonalienation or Assignment.........................................88
     14.7 Plan Continuance Voluntary..........................................90
     14.8 Plan Not an Employment Contract.....................................90
     14.9 Payments to Minors and Others.......................................91
     14.10 Unclaimed Benefit and Missing Participant or Beneficiary...........91
     14.11 Governing Law......................................................92
     14.12 Headings Not Part of Agreement.....................................92
     14.13 Merger or Consolidation of Plan....................................92
     14.14 Indemnification....................................................93
     14.15 No Divestment For Cause............................................93
     14.16 Amendments Affecting the Accrued Benefit...........................94
     14.17 Net Unrealized Appreciation in Shares of Company Stock
           Distributed........................................................94
     14.18 Military Leave.....................................................94

ARTICLE XV TOP-HEAVY PROVISIONS...............................................95
     15.1 Purpose.............................................................95
     15.2 Defined Benefit Plan and Defined Contribution Plan Fractions........95
     15.3 Minimum Benefit Requirement.........................................95
     15.4 Compensation........................................................95
     15.5 Contributions.......................................................95
     15.6 Vesting Schedule....................................................96





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                            LIFEPOINT HOSPITALS, INC.
                                 RETIREMENT PLAN

         WHEREAS, certain subsidiaries of Columbia/HCA Healthcare Corporation ("Columbia") will be "spun-off" from Columbia in May of 1999 in a transaction which will qualify under Section 355 of the Internal Revenue Code;

         WHEREAS, Lifepoint Hospitals, Inc., which will be spun-off, will be the parent company of those spun-off entities;

         WHEREAS, in connection with the corporate spin-offs, this Lifepoint Hospitals, Inc. Retirement Plan is hereby created effective on the Closing Date, as defined herein; and

         WHEREAS, in connection with the corporate spin-offs, this Plan shall accept a transfer of the accounts of participants in the Columbia/HCA Healthcare Corporation Money Purchase Pension Plan, the Columbia/HCA Healthcare
Corporation Stock Bonus Plan, the Columbia/HCA Healthcare Corporation Salary Deferral Plan, the HealthTrust, Inc. 401(k) Retirement Program and the EPIC Healthcare Group Inc. Profit Sharing Plan with respect to employees and former employees of Lifepoint Hospitals, Inc. and its subsidiaries.

         NOW, THEREFORE, the Employer does by appropriate resolution adopt this Lifepoint Hospitals, Inc. Retirement Plan.

         It is intended that this Plan, together with the Trust Agreement, meet all the requirements of the Code and ERISA, and the Plan shall be interpreted, wherever possible to comply with the terms of the Code, ERISA, as amended, and all formal regulations and rulings issued under the Code and ERISA, as amended.



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                                     PURPOSE

      The Plan is intended to encourage employment longevity and to assist eligible Employees of the Plan Sponsor and Participating Employers in planning for their retirement. It is also intended to provide Employees with stock ownership in the Plan Sponsor, so that employees shall share in the success of the Company, to the extent of any such success. Like any company, the future financial success of the Company, and consequently the value of Company Stock, is uncertain. In this regard, a large portion of the Plan's Trust shall be invested in Company Stock. The Plan is an eligible individual account plan under ERISA Section 407(d), which provides for the acquisition and holding of Company Stock. The ESOP Contribution Account, the Salary Deferral Matching Contribution Allocations Account, the Employee Voluntary Matching Contribution Allocations Account and the Columbia Money Purchase Pension Plan Account elements of the Plan are also intended to be an employee stock ownership plan, as defined in Code Section 4975(e)(7) and ERISA Section 407(d)(6), and are designed to be invested primarily in qualifying employer securities, as defined in Code Section 409(1). It is anticipated that the ESOP Component of the Plan will produce annual allocations to Accounts equal to a percentage of Compensation which will not vary substantially over the term of the Acquisition Loan.




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


                                    ARTICLE I

                                   DEFINITIONS

      As used in this Plan and the accompanying Trust Agreement, the following terms shall have the following meanings, unless a different meaning is plainly required by the context.

      "ACCOUNT" shall mean the account, including any sub-accounts, established on behalf of each Participant to record his interest in this Plan. In addition to any other sub-accounts the Trustee shall maintain the following sub-accounts:

      (a) "Columbia Money Purchase Pension Plan Account" which shall consist of amounts transferred to this Plan from the Columbia Money Purchase Pension Plan, and earnings thereon, which account shall be part of the ESOP Component;

      (b) "Columbia Stock Bonus Plan Account" which shall consist of amounts transferred to this Plan from the Columbia Stock Bonus Plan, and earnings thereon;

      (c) "Employee Voluntary Contribution Account" which shall consist of Employee Voluntary Contributions under this Plan, and earnings thereon;

      (d) "Employee Voluntary Matching Contribution Allocations Account" which shall consist of Employee Voluntary Matching Contribution Allocations under this Plan, and earnings thereon, which account shall be part of the ESOP Component;

      (e) "ESOP Contribution Account" which shall consist of ESOP Contributions under this Plan, and earnings thereon, which account shall form part of the ESOP Component;

      (f) "HealthTrust ESOP Account" shall consist of the Participant's ESOP contributions under the HealthTrust Plan transferred to this Plan, and earnings thereon;

      (g) "Prior Employer Contribution Account" which shall consist of amounts transferred to this Plan from the Columbia Salary Deferral Plan, the HealthTrust Plan and the EPIC Plan other than rollover contributions, after-tax contributions, thrift contributions, employee stock ownership plan contributions, salary deferral contributions and matching contributions under the Columbia Salary Deferral Plan, and earnings thereon;

      (h) "Prior Matching Contribution Account" which shall consist of matching contributions under the Columbia Salary Deferral Plan transferred to this Plan, and earnings thereon;



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      (i)   "Prior Salary Deferral Contribution Account" which shall consist of amounts transferred which were attributable to salary deferral contributions under the Columbia Salary Deferral Plan and the HealthTrust Plan, and earnings thereon;

      (j) "Profit Sharing Contribution Account" which shall consist of Profit Sharing Contributions under this Plan, and earnings thereon;

      (k) "Rollover Account" which shall consist of amounts transferred to this Plan that were rollover contributions under the Columbia Salary Deferral Plan, the HealthTrust Plan, and/or the EPIC Plan and earnings thereon;

      (l) "Salary Deferral Contribution Account" which shall consist Salary Deferral Contributions and Unilateral Employer Contributions under this Plan, and earnings thereon;

      (m) "Salary Deferral Matching Contribution Allocations Account" which shall consist of Salary Deferral Matching Contribution Allocations under this Plan, and earnings thereof, which shall be part of the ESOP Component;

      (n) "Thrift Account" which shall consist of amounts transferred to this Plan that were after-tax and thrift contributions held under the Columbia Salary Deferral Plan, and earnings thereon;

      (o) "Thrift Matching Account" which shall consist of amounts transferred to this Plan that were thrift matching contributions held under the Columbia Salary Deferral Plan, and earnings thereon; and

      "ACCOUNTING DATE" shall mean the last day of each Plan Year.

      "ACQUIRED EMPLOYER" shall mean an entity that is acquired (or the assets of which are acquired) by the Plan Sponsor and that thereby becomes an Employer.

      "ACQUIRED GROUP OF EMPLOYEES" means a group of individuals who become Employees of an Employer simultaneously as a result of an acquisition agreement between an Employer and one or more members of the group of individuals who become Employees.

      "ACQUISITION DATE" shall mean that date on which the Plan Sponsor either acquires an Acquired Employer or begins employment of an Acquired Group of Employees.

      "ACQUISITION LOAN" shall mean an installment obligation incurred by the Trustee in connection with the purchase of Company Stock pursuant to
      Article III.

      "ACTUAL CONTRIBUTION PERCENTAGE" shall mean either the average of all the individual Contribution Ratios for Highly Compensated Employees for the current Plan Year or the average of all individual Contribution Ratios for Nonhighly Compensated Employees for the preceding Plan Year, respectively.

      In no event shall the Actual Contribution Percentage for eligible Highly Compensated Employees exceed the greater of one of the following "Actual Contribution Percentage tests":

      (a) One hundred twenty-five percent (125%) of the Actual Contribution Percentage for all Nonhighly Compensated Employees who are eligible to participate in the Plan; or

      (b) The lesser of (i) two hundred percent (200%) of the Actual Contribution Percentage for Nonhighly Compensated Employees or (ii) such Actual Contribution Percentage plus two (2) percentage points.

      For purposes of the Actual Contribution Percentage tests, Employee Voluntary Contributions shall be tested in one Actual Contribution Percentage test and Salary Deferral Matching Contribution Allocations and Employee Voluntary Matching Contribution Allocations shall be tested in a separate (ESOP Match Component) Actual Contribution Percentage test, and each such test shall include such amounts contributed to all plans of the Employer which are treated as one plan for purposes of Code Section 410(b), taking into account any mandatory disaggregation rules thereunder. Except as otherwise provided in Treasury Regulations, if any Highly Compensated Employee participates in one or more other plans of the Employer with respect to which contributions are subject to the Actual Contribution Percentage test described in this definition, then all such contributions shall be aggregated and tested as if provided under this Plan under this definition.

      For purposes of computing the Actual Contribution Percentage for both Highly Compensated Employees and Nonhighly Compensated Employees, every Contribution Ratio of every Employee eligible to participate in this Plan for the Plan Year in issue shall be taken into account. For this purpose, Employees who would receive a Salary Deferral Matching Contribution Allocations if they made Salary Deferral Contributions, but who can't make Salary Deferral Contributions because of a distribution, loan, or election not to participate in the Plan, shall be treated as eligible to participate in the Plan. Employees otherwise eligible to participate in the Plan, but unable to participate due to the contribution and/or annual addition limitations of Subsection (c)(1) or (e) of Code Section 415, shall also be treated as eligible to participate in the Plan. For these purposes, the Contribution Ratio for any given Plan Year of any Employee eligible to participate in the Plan for such Plan Year who does not make any Employee Voluntary Contributions or receive Matching Employer Contribution Allocations for such Plan Year shall be zero. For the 1999 Plan year, the Actual Contribution Percentage of the Nonhighly Compensated Employees under the Plan for 1999 shall be utilized to calculate permissible Matching Employer Contribution Allocations and Employee Voluntary Contributions for the Highly Compensated Employees.

      "ACTUAL DEFERRAL PERCENTAGE" shall mean either the average of all the individual Deferral Ratios for Highly Compensated Employees for the current Plan Year or the average of all individual Deferral Ratios for Nonhighly Compensated Employees for the preceding Plan Year, respectively.

      In no event shall the Actual Deferral Percentage for eligible Highly Compensated Employees exceed the greater of the following "Actual Deferral Percentage Tests":

      (a) One hundred twenty-five percent (125%) of the Actual Deferral Percentage for all Nonhighly Compensated Employees who are eligible to participate in the Plan; or

      (b) The lesser of (i) two hundred percent (200%) of the Actual Deferral Percentage for Nonhighly Compensated Employees or (ii) such Actual Deferral Percentage plus two (2) percentage points.

      For purposes of the Actual Deferral Percentage test, Salary Deferral Contributions shall include such amounts contributed to all plans of the Employer which are treated as one plan for purposes of Code Section 410(b). Except as otherwise provided in Treasury Regulations, if any Highly Compensated Employee participates in one or more other plans of the Employer with respect to which contributions are subject to the Actual Deferral Percentage test described in this definition, then all such contributions shall be aggregated and tested as if provided under this Plan under this definition.

      For purposes of computing the Actual Deferral Ratio for both Highly Compensated Employees and Nonhighly Compensated Employees for any given Plan Year, every Deferral Percentage of every Employee eligible to participate in this Plan for any part of the Plan Year in issue shall be taken into account. For this purpose, Employees who would be able to make Salary Deferral Contributions but for a distribution, loan, or election not to participate in the Plan, shall be treated as eligible to participate in the Plan. Employees otherwise eligible to participate in the Plan, but unable to participate due to the contribution and/or annual addition limitations of Subsection (c)(1) or (e) of Code Section 415, shall also be treated as eligible to participate in the Plan. For these purposes, the Deferral Ratio for any given Plan Year of any Employee eligible to participate in the Plan for such Plan Year who does not make any Salary Deferral Contributions for such Plan Year shall be zero. For the 1999 Plan Year, the Actual Deferral Percentage of the Nonhighly Compensated Employees under the Plan for 1999 shall be utilized to calculate permissible Salary Deferral Contributions for the Highly Compensated Employees.

      "ADJUSTMENT FACTOR" shall mean the cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code, as applied to such items and in such manner as the Secretary shall provide.

      "ADOPTION AGREEMENT" shall mean any agreement entered into by an Affiliated Employer for the purpose of evidencing the terms and conditions upon which it adopts this Plan.

      "AFFILIATED EMPLOYER" shall mean any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Plan



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

      Sponsor; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) of the Plan Sponsor; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Plan Sponsor; and any other entity required to be aggregated with the Plan Sponsor pursuant to final regulations published under Section 414(o) of the Code.

      "ANNUAL ADDITION" shall mean the amount allocated to a Participant's Account during the Plan Year that constitutes:

      (a)   Matching Employer Contribution Allocations;

      (b) Employee Voluntary Contributions and Salary Deferral Contributions, including Excess Aggregate Contributions and Excess Deferral Contributions, but excluding Excess Salary Deferral Contributions under Code Section 402(g) which are distributed to the Participant within the time frame permissible under the Code;

      (c)   Allocations of Company Stock attributable to ESOP Contributions;

      (d)   Profit Sharing Contributions;

      (e)   Supplemental Employer Contributions;

      (f)   Forfeitures; and

      (g)   Amounts described in Section 415(l)(1) and 419A(d)(2) of the Code.

      Notwithstanding the foregoing provisions, if no more than one-third of Employer Contributions to the ESOP Component are allocated to the Accounts of Highly Compensated Employees, then Annual Additions shall not include amounts specified in Code Sections 415(c)(6)(A) and (B).

      "ANNUITY STARTING DATE" shall mean the first day of the first period for which a Plan Benefit is paid as permitted under Article IX as an annuity or any other form to a Participant.

      "ATTAINED AGE" or "AGE" shall mean the age, in years, of an Employee as of the last anniversary of his date of birth.

      "BENEFICIARY" shall mean any person or persons (or an estate or trust) designated by a Participant in such form as the Plan Administrator may prescribe to receive any death benefit that may be payable hereunder if such person or persons survive the Participant. Subject to the requirements for a Qualified Waiver, this designation may be revoked at any time in similar manner and form. In the event of the death of the designated Beneficiary prior to the death of the Participant, the Contingent Beneficiary shall be entitled to receive



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


      any death benefit. If neither the Beneficiary nor Contingent Beneficiary survives the Participant or if no Beneficiary or Contingent Beneficiary has been effectively named, the Participant's Plan Benefits shall be distributed to the Beneficiary in accordance with this Plan.

      Beneficiary of a Married Participant. Notwithstanding any other provision of this Plan, the term "Beneficiary" shall mean the Participant's spouse if the Participant is married.

      Waiver. Any Beneficiary designation made by such a Participant which is not in accord with this Subsection, shall be considered null and void from its inception unless the Participant and his spouse jointly execute a written election acknowledging the fact that another Beneficiary is to be designated by the Participant, witnessed by either an authorized Plan representative or by a Notary Public and filed with the Plan Administrator ("Waiver"). The consent of the spouse shall either specifically authorize a specific Beneficiary other than the spouse or authorize several Beneficiaries other than the spouse (or several Beneficiaries in addition to the spouse). Any such election can be revoked and reexecuted any number of times until the earlier of the time that either the Participant or his Beneficiary begins to receive benefits under the Plan. Any such election or revocation is only effective as to the spouse therein named. No Participant, absent the above-described election, can designate a Beneficiary other than his spouse unless he proves to the satisfaction of an authorized Plan representative that he is not married, that his spouse cannot be located, or that his spouse's consent to the selection of a Beneficiary other than his spouse is not necessary because of such other circumstances as the Secretary of Treasury may prescribe by regulation. In making this determination, the Plan Administrator and/or authorized Plan representative shall in all respects act in accordance with the fiduciary standards of ERISA. The Plan Administrator shall have the discretion to devise uniform and nondiscriminatory procedures by which to implement the provisions of this definition.

      "BOARD OF DIRECTORS" shall mean the Board of Directors of the Plan
      Sponsor.

      "CALENDAR QUARTER" shall mean the three month period beginning each January 1, April 1, July 1 and October 1.

      "CLOSING DATE" shall mean the date of the corporate "spin-off" of the common stock of the Employer from Columbia in a tax-free transaction under Code Section 355.

      "CODE" shall mean the Internal Revenue Code of 1986, as amended.

      "COLUMBIA" shall mean Columbia/HCA Healthcare Corporation and, unless the context indicates otherwise, its direct and indirect wholly-owned subsidiaries.

      "COLUMBIA PLANS" shall mean the Columbia Money Purchase Pension Plan, the Columbia Stock Bonus Plan, the Columbia Salary Deferral Plan, the HealthTrust Plan and the EPIC Plan.

      "COLUMBIA SALARY DEFERRAL PLAN" shall mean the Columbia/HCA Healthcare Corporation Salary Deferral Plan as it existed immediately prior to the Effective Date.

      "COLUMBIA MONEY PURCHASE PENSION PLAN" shall mean the Columbia/HCA Healthcare Corporation Money Purchase Pension Plan as it existed immediately prior to the Effective Date.

      "COLUMBIA STOCK BONUS PLAN" shall mean the Columbia/HCA Healthcare Corporation Stack Bonus Plan as it existed immediately prior to the Effective Date.

      "COLUMBIA STOCK FUND" shall mean a separate fund maintained by the Trustee for common stock of Columbia/HCA Healthcare Corporation that was transferred from the Columbia Plans to this Plan.

      "COMMITTEE" shall mean the Retirement Plan Committee, as appointed by the Board of Directors.

      "COMPANY STOCK" shall mean the common stock of Lifepoint Hospitals, Inc., which stock is a qualifying employer security within the meaning of Code
      Section 409(l)(1) and which stock is a registration-type class of securities as defined in Code Section 409(e)(4). The Plan Sponsor also anticipates that all Company Stock held under the Plan shall continue to be readily tradable on an established market throughout the existence of this Plan. In the event that such Company Stock ceases to be readily tradable on an established market, the Plan shall be amended to incorporate any and all requirements under ERISA and the Code applicable to such non-readily tradable Company Stock.

      "COMPANY STOCK FUND" shall mean a separate fund maintained by the Trustee for the investment of Company Stock, other than Company Stock held with respect to the ESOP Component of the Plan. A separate "Company Stock Fund Account" shall be maintained for each Participant who has an interest in the Company Stock Fund.

      "COMPENSATION" shall mean a Participant's total compensation paid by Employer during the Plan Year, including salary, overtime pay, certain bonuses, as reportable on the Participant's federal income tax withholding statement (Form W-2), increased by the amount of any Salary Deferral Contributions made by a Participant under this Plan and by any amount which result from the Participant's election to reduce his salary under a plan described in Section 125 of the Code.

      Exceptions. Notwithstanding any other provision of this Plan, Compensation shall not include

      (a) Compensation paid for service performed for an Employer who is not a Participating Employer;

      (b) Compensation paid for services performed for a Participating Employer if at the time such services were performed the Employee's employment was subject to a collective bargaining agreement, unless such collective bargaining agreement provided that the Employee is eligible to participate in this Plan;

      (c) Any reimbursements, allowances or compensation associated with a geographic transfer or relocation;

      (d) Income arising from the exercise of a stock option relating to any security of Employer;

      (e) An amount contributed by an Employer on behalf of the Participant under any Code ss.125 or ss.129 arrangement and taken as cash or used to purchase benefits on a tax-free basis by the Participant during the Plan Year; and

      (f)   The PS-58 cost of life insurance for the Employee's benefit.

      Limitation on Compensation. In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, the annual Compensation of each employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with
      Section 401(a)(17)(B) of the Code. For 1999, the limit is $160,000. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12. Any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision. If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current Plan Year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period.

      1999 Plan Year. For the 1999 Plan Year, Compensation shall include: (1) compensation earned before the Closing Date in 1999 under the Columbia Salary Deferral Plan; (2) with respect to Employees whose accounts transfer to this Plan pursuant to Section 2.7, all compensation earned from Columbia in 1999 on and after the Closing Date; (3) with respect to Employees who were active participants in the Triad Retirement Savings Plan on the Closing Date and who terminate service with Triad and are hired by the Employer in 1999, all compensation earned from Triad in 1999 on and after the Closing Date; and (4) with respect to Employees who were active participants in the Triad Retirement Savings Plan on the Closing Date and who separated from service with Triad in 1999 and were thereafter hired by Columbia in 1999, and who subsequently separated from service with Columbia in

      1999 and were hired by the Employer in 1999, compensation earned from both Triad and Columbia during 1999. Notwithstanding the foregoing provisions, however, in no event shall any compensation be counted more than once.

      "CONTINGENT BENEFICIARY" shall mean the person or persons (or a trust) duly designated by the Participant to receive any death benefit from the Plan in the event the designated Beneficiary does not survive the Participant.

      "CONTRIBUTION RATIO" shall mean, with respect to the ESOP Match Component, the percentage determined by dividing the Participant's Matching Employer Contribution Allocations, any Salary Deferral Contributions which the Employer elects to take into account in computing the Participant's Contribution Ratio, and any Unilateral Employer Contributions which the Employer does not elect to take into account in computing Deferral Ratios, if any, by (b) such Participant's compensation. For purposes of this definition, the term "compensation" shall mean Employee's compensation, determined in any manner which satisfies Code Section 414(s). The Contribution Ratio shall be calculated to the nearest one hundredth of one percent of the Participant's compensation. The Contribution Ratio for all Highly Compensated Employees shall be determined by treating all plans subject to Code Section 401(m) under which a Highly Compensated Employee is eligible to participate (other than those that may not be permissively aggregated) as a single plan. However, Salary Deferral Contributions and Unilateral Employer Contributions may be taken into account in computing Contribution Ratios only if the requirement of Treasury Regulation Section 1.401(m)-1(b)(5) are satisfied with respect to such contributions. For the 1999 Plan Year, a Participant's Contribution Ratio shall be based on the foregoing contributions and his compensation from the Effective Date through December 31, 1999, plus the foregoing contributions and his compensation prior to the Effective Date under the Columbia Salary Deferral Plan for 1999. Separate Contribution Ratios shall be calculated with respect to Employee Voluntary Contributions. For this purpose, a Participant's Contribution Ratio shall mean the percentage determined by dividing (a) the Participant's Employee Voluntary Contributions, any Salary Deferral Contributions which the Employer elects to take into account in computing the Participant's Contribution Ratio, and any Unilateral Employer Contributions which the Employer does not elect to take into account in computing Deferral Ratios, if any, by (b) such Participant's compensation. However, any Salary deferral Contributions and/or Unilateral Employer Contributions taken into account in the ESOP Match Component Contribution Ratios shall not be taken into account in the Contribution Ratios specified in the preceding sentence.

      "DEFERRAL RATIO" shall mean the percentage determined by dividing (a) the sum of a Participant's Salary Deferral Contributions for which no election has been made to apply such contributions in computing the Contribution Ratio of the Participant and any Unilateral Employer Contributions made on behalf of the Participant which the Employer elects to take into account in computing the Participant's Deferral Ratio for the Plan Year by (b) such Participant's compensation. For purposes of this definition, the term "compensation" shall mean an Employee's compensation, determined in any manner which satisfies Code Section 414(s). The Deferral Ratio shall be calculated to the nearest one hundredth of one percent of the Participant's compensation. Salary Deferral Contributions shall be taken into account in computing Deferral Ratios only if they are allocated to Accounts as of a date within the Plan Year. For this purpose, a Salary Deferral Contribution is considered allocated as of a date within a Plan Year only if the allocation is not contingent upon participation or performance of services after such allocation date and the Salary Deferral Contribution is paid to the Trust no later than twelve (12) months after the end of the Plan Year. Notwithstanding the foregoing, Unilateral Employer Contributions may be taken into account in computing Deferral Ratios only if the requirements of Treasury Regulation Section 1.401(k)-1(b)(5) are satisfied with respect to such contributions. With respect to each Highly Compensated Employee, the Deferral Ratio shall be computed by treating all qualified cash or deferred arrangements (as defined in Case Section 401(k)) under which the Highly Compensated Employee is eligible to participate (other than those which may not be permissively aggregated) as one qualified cash or deferred arrangement, and all contributions and compensation shall be aggregated accordingly. Salary Deferral Contributions shall be taken into account in computing Deferral Ratios for any given Plan Year only if the amount of such contributions would have been paid to the Employee during, or within two and one-half (2 1/2) months after, the Plan Year in which the services relating to such compensation were performed, but for the Employee's election to defer receipt of such compensation amount by making Salary Deferral Contributions to the Plan. For the 1999 Plan Year, a Participant's Deferral Ratio shall be based on the foregoing contributions and his compensation from the Effective Date through December 31, 1999, plus the foregoing contributions and his Compensation prior to the Effective Date under the Columbia Salary Deferral Plan for 1999.

      "DETERMINATION DATE" shall mean, for any Plan Year, the last day of the preceding Plan Year; however, in the case of the first Plan Year, the Determination Date is the last day of the first Plan Year.

      "DIRECTED INVESTMENT ACCOUNTS" shall mean the sub-accounts under which a Participant shall direct the investment, which shall include his Profit Sharing Contribution Account, Salary Deferral Contribution Account, Prior Salary Deferral Contribution Account, Prior Matching Contribution Account, Prior Employer Contribution Account, Columbia Money Purchase Pension Plan Account, Columbia Stock Bonus Plan Account, HealthTrust ESOP Account, Rollover Account, Thrift Account and Thrift Matching Account, as applicable.

      "EARLY RETIREMENT AGE" shall mean that date on which a Participant has both (a) attained Age fifty-five (55); and (b) completed ten (10) Years of Service.

      "EARLY RETIREMENT DATE" shall mean the first day of the month immediately following or coincident with the date the Participant attains Early Retirement Age.

      "EFFECTIVE DATE" shall mean the Closing Date.

      "ELECTION PERIOD" shall mean

      (a) For purposes of a Qualified Preretirement Survivor Annuity, in accordance with applicable Treasury regulations, the period beginning on the first day of the Plan Year in which a Participant attains age thirty-five (35) and ends on the date of the Participant's death, provided that Participants who are hired prior to age thirty-five (35) may waive the Qualified Preretirement Survivor Annuity, but such waiver shall be void upon the beginning of the Plan Year in which they attain age thirty-five (35) (at which time a new waiver would be necessary to prevent a Qualified Preretirement Annuity). If Participant separates from service prior to the Plan Year in which he attains age thirty-five (35), then his Election Period shall commence on the date he separated from service and end on his date of reemployment with the Employer, unless he is reemployed during the Plan Year in which he attains age thirty-five
            (35); or

      (b)   For purposes of a Qualified Joint and Survivor Annuity, the ninety
            (90) day period ending on the Annuity Starting Date.

      "EMPLOYEE" shall mean any person who is employed as a common-law employee by a Participating Employer, and who (i) is treated for withholding and FICA tax purposes as an employee on the payroll of such Participating Employer and (ii) is not (a) in a unit covered by a collective bargaining agreement, unless such agreement expressly provides for participation in the Plan, or (b) a nonresident alien with no U.S. source income. Accordingly, if any person who is performing services for a Participating Employer, but is not considered by such Participating Employer to be a common-law employee for payroll purposes, is subsequently mandatorily reclassified by the Internal Revenue Service as a common-law employee with respect to his prior service or is otherwise put on the payroll of a Participating Employer, he shall, nevertheless, (a) not be considered an Employee eligible for participation in the Plan prior to the date he satisfies clause (i) in the preceding sentence, and (b) continue to be ineligible for participation in the Plan thereafter if he shall be employed in a job position designated by his Participating Employer (by Board resolution) as a "non-covered position."

      Leased Employee shall mean a person who satisfied the definition as provided under Code Section 414(n), and shall only be taken into consideration for purposes of this Plan to the extent so required by such Code section (for example, if Leased Employees constitute less than twenty percent (20%) of the Employer's Nonhighly Compensated Employee work force within the meaning of Section 414(n)(1)(C)(ii) of the Code, the term "Employee" shall not include leased employees as are covered by a plan described in Section 414(n)(5) of the Code) unless otherwise provided by the terms of this Plan, other than in this definition. Contributions or benefits provided by the leasing organization which are attributable to services performed for Employer shall be treated as provided by Employer.

      "EMPLOYEE VOLUNTARY CONTRIBUTIONS" shall mean voluntary after-tax contributions made by Participants.

      "EMPLOYEE VOLUNTARY MATCHING CONTRIBUTION ALLOCATIONS" shall mean amounts of Company Stock released from the Suspense Account pursuant to Section
      3.6 (valued on the business day released or the immediately preceding day) attributable to contributions the Employer shall make to the Plan with respect to Participants who elect to make Employee Voluntary Contributions. Such amounts shall remain invested in Company Stock and Participants shall not be able to direct the investment thereof. All such amounts shall be allocated to Accounts as of a date within the Plan Year, and shall be credited to Accounts on or prior to the last day of the Plan Year following the Plan Year to which they relate.

      "EMPLOYER" shall mean Lifepoint Hospitals, Inc., a Delaware corporation with principal offices located at Nashville, Tennessee and each Affiliated Employer, as determined as of a particular date.

      "EMPLOYER CONTRIBUTIONS" shall mean Salary Deferral Contributions and any other Employer contributions made under the terms of the Plan.

      "EPIC PLAN" shall mean the EPIC Healthcare Group, Inc. Profit Sharing Plan as it existed immediately prior to the Effective Date.

      "ESOP COMPONENT" shall mean the portion of the Plan consisting of Salary Deferral Matching Contribution Allocations Accounts, ESOP Contribution Accounts and Employee Voluntary Matching Contribution Allocations Accounts and any other amounts specified in Section 3.7 which, together, shall be deemed to constitute an employee stock ownership plan as defined in Code
      Section 4975(e)(7) and ERISA Section 407(d)(6), provided that the Columbia Money Purchase Pension Plan Accounts shall also be considered part of the ESOP Component such that the assets thereof may be invested by Participants in Company Stock to any extent desired.

      "ESOP CONTRIBUTION" shall mean a contribution made to the Account of a Participant as described in Article III.

      "ESOP FUND" shall mean a separate fund maintained by the Trustee with respect to the ESOP Component of the Plan. A separate "ESOP Fund Account" shall be maintained for each Participant's interest in the ESOP Fund. With the exception of the Columbia Money Purchase Pension Plan Accounts, all or substantially all of this Fund shall be invested in Company Stock and Participants shall not be eligible to direct investment of the portion of their Account which is part of the ESOP Fund.

      "ESOP MATCH COMPONENT" shall mean the Matching Employer Contribution Allocations for any particular Plan Year.

      "ESOP TRUSTEE" shall mean the trustee which possesses legal title to the ESOP Fund, other than the portion of the trust comprised of the Columbia Money Purchase Pension Plan Accounts.

      "EXCESS AGGREGATE CONTRIBUTION" shall mean, with respect to the ESOP Match Component, the amount equal to the excess of the total (i) Matching Employer Contribution Allocations, and (ii) Unilateral Employer Contributions and/or Salary Deferral Contributions taken into account in computing Contributions Ratios actually made on behalf of Highly Compensated Employees for such Plan Year, over the maximum amount of such aggregated contributions permitted under the Actual Contribution Percentage test. With respect to the non-ESOP Component (relating to Employee Voluntary Contributions), such term shall equal the excess of (i) Employee Voluntary Contributions, and (ii) Unilateral Employer Contributions and/or Salary Deferral Contributions taken into account in computing Contribution Ratios actually made on behalf of Highly Compensated Employees for such Plan Year, over the maximum amount of such aggregated contributions permitted under the Actual Contribution Percentage test.

      "EXCESS DEFERRAL CONTRIBUTION" shall mean the sum of Salary Deferral Contributions and Unilateral Employer Contributions taken into account in calculating Deferral Ratios, contributed by or on behalf of Highly Compensated Employees, in excess of the maximum amount of such Contributions permitted by the Actual Deferral Percentage test.

      "EXCESS SALARY DEFERRAL CONTRIBUTION" shall mean the sum of Salary Deferral Contributions and all other elective deferrals, as defined in Code Section 402(g)(3), made under this Plan or under any other plans, contracts or arrangements of the Employer for the Plan Year, in excess of the maximum amount permitted under Code Section 402(g), as such maximum amount may be increased by the Adjustment Factor.

      "FIDUCIARY" shall mean and include the Trustee, Plan Administrator, Investment Manager, and any other person to the extent that any such person:

      (a) Exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets;

      (b) Renders investment advice for a fee or other compensation, direct or indirect, with respect to any moneys or other property of the Plan, or has any authority or responsibility to do so;

      (c) Has any discretionary authority or discretionary responsibility in the administration of the Plan; or

      (d) Is designated to carry out fiduciary responsibilities pursuant to this Plan and the Trust Agreement to the extent permitted by Section 405(c)(1)(B) of ERISA.

      "FINANCED SHARES" shall mean shares of Company Stock acquired by the Trustee with the proceeds of an Acquisition Loan.

      "FORFEITURE" shall mean the portion of a Participant's Account which does not become a part of his Plan Benefit either (i) upon termination of participation in the Plan or (ii) upon a distribution of Excess Aggregate Contributions. Forfeitures shall be adjusted for investment earnings and losses allocated to such amounts for the period beginning when such amounts become Forfeitures and ending when such amounts are allocated in accordance with the terms of the Plan.

      "HEALTHTRUST PLAN" shall mean the HealthTrust, Inc. 401(k) Retirement Program as it existed immediately prior to the Effective Date.

      "HIGHLY COMPENSATED EMPLOYEE" shall mean, with respect to any Plan Year (or determination year): (1) any Employee who was a five percent (5%) or greater owner of the Employer during the Plan Year or the immediately preceding Plan Year, or (2) any Employee who earned more than $80,000 in the preceding Plan Year. In addition, for the 1999 Plan Year, any Employee who earned more than $80,000 from Columbia in 1998 shall be a Highly Compensated Employee. The $80,000 amount shall be adjusted for inflation and for short Plan Years, pursuant to the Code Section 414(q). The Employer may, at its election, limit Employees earning $80,000 or more to only those Employees who fall within the "top-paid group," as defined in Code Section 414(q). Any Employee who is not a Highly Compensated Employee shall be deemed a Nonhighly Compensated Employee.

      "HOUR OF SERVICE" shall mean:

      (a) Each hour for which an Employee is paid, or entitled to payment for the performance of duties for an Employer during a Plan Year.

      (b) Except as otherwise provided in this definition, each hour for which an Employee is paid, or entitled to payment from an Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. Hours of Service shall be awarded under this definition for periods of time during which no duties are performed at the rate of forty
            (40) hours per work week.

            (1) No more than five hundred and one (501) Hours of Service will be credited under this definition to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single Plan Year).

            (2) Hours of Service shall not be credited on account of a period during which an Employee is paid or entitled to payment and with respect to which no duties are performed, if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, or unemployment compensation or disability service laws, or if the payment merely reimburses the Employee for a medical or medically-related expense incurred by the Employee.

            (3) For purposes of this definition, a payment shall be deemed to be made by or due from an Employer regardless of whether such payment is made by or due from an Employer directly, or indirectly through, among others, a trust fund or insurer, to which an Employer pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of a particular Employee or are on behalf of a group of Employees in the aggregate.

            (4) For purposes of vesting, a Participant shall receive credit, at a rate of forty (40) hours per work week, for hours of LOA under the Federal Family and Medical Leave Act of 1993 (P.L. 103-3), if such Participant returns to work for the Employer following his LOA in accordance with the provisions of such Act which entitles him to such credit while on LOA.

      (c) Maternity or Paternity Leave. In the case of absences from work due to a "Maternity or Paternity Leave" (as hereinafter defined), the following rules shall apply:

            (1) "Maternity or Paternity Leave" means any period for which an Employee is absent from work by reason of that Employee's pregnancy, the birth of a child, adoption of a child or by reason of that Employee caring for his child immediately after the child's birth or adoption.

            (2) Solely for the purpose of determining whether a break in service occurs for purposes of determining eligibility and vesting, an Employee absent from work due to a Maternity or Paternity Leave shall be credited with the number of Hours of Service he normally would have incurred but for the Maternity or Paternity Leave; or, if the Plan Administrator is unable to determine this amount, then the Employee shall be credited with eight (8) Hours of Service for each day he normally would have worked but for the Maternity or Paternity Leave.

            (3) The maximum number of Hours of Service credited under this definition shall not exceed five hundred and one (501) hours. Hours of Service so credited shall only be applied to the Plan Year in which the Maternity or Paternity Leave begins, unless such Hours of Service are not required to prevent the Employee from incurring a One Year Break in Service. If the Hours of Service which would otherwise be credited under this definition in the Plan Year in which the Maternity or Paternity Leave begins are not required to prevent the Employee from incurring a One Year Break in Service, then such Hours of Service shall be credited to the Employee in the immediately following Plan Year.

            (4) No Hour of Service shall be credited under this definition unless the Employee provides proof to the Plan Administrator that his absence from work was due to a Maternity or Paternity Leave as defined hereinabove and provides proof to the Plan Administrator of the number of days he was absent due to the Maternity or Paternity Leave. The Plan Administrator shall prescribe uniform and nondiscriminatory procedures by which to make the above determinations.

            (d) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited under subsections
                  (a), (b), (c) and (d) of this definition. The crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in subsection (b) of this definition shall be subject to the limitations described in paragraphs (1), (2) and (3) of such subsection (b).

            Department of Labor Regulations. The crediting of Hours of Service shall be subject to all rules contained in paragraphs (b) and (c) of the United States Department of Labor Regulations Section 2530.200b-2.

            Determination of Hour of Service for Commissions and "On-Call". The Hours of Service for an Employee who is compensated for the Plan Year solely on the basis of commissions, as opposed to salary or hourly pay, shall be deemed to equal the quotient of such Employee's compensation received from an Employer divided by the lowest minimum wage under the Fair Labor Standards Act of 1938, as amended, in effect at any time during the Plan Year. Hours of Service shall not include hours for which an Employee is paid for being "on-call," but for which the Employee performs no service for the Employer, and for which the Employee's pay is less than the rate of pay received by the Employee from the Employer for the performance of services.

            1999 Hours. For the 1999 Plan Year, Hours of Service shall include:
            (1) Hours of Service under the Columbia Salary Deferral Plan prior to the Closing Date; (2) with respect to Employees whose accounts transfer to this Plan pursuant to Section 2.7, all Hours of Service performed for Columbia in 1999 on and after the Closing Date; (3) with respect to Employees who were active participants in the Triad Retirement Savings Plan on the Closing Date and who terminate service with Triad and are hired by the Employer in 1999, all Hours of Service performed at Triad in 1999 on and after the Closing Date; and (4) with respect to Employees who were active participants in the Triad Retirement Savings Plan on the Closing Date and who separated from service with Triad in 1999 and were thereafter hired by Columbia in 1999, and who subsequently separated from service with Columbia in 1999 and were hired by the Employer in 1999, all Hours of Service performed for both Triad and Columbia during 1999. Notwithstanding the foregoing provisions, however, in no event shall any Hours of Service be counted more than once.

      "INVESTMENT FUNDS" shall mean each of the funds under which Plan assets are invested, including the Company Stock Fund but not including the ESOP Fund, the Columbia Stock Fund and the Triad Stock Fund.

      "INVESTMENT MANAGER" shall mean any fiduciary (other than a trustee or named fiduciary) who:

      (a) Has the power to manage, acquire, or dispose of any asset of the Plan;

      (b) Is a bank, insurance company, or an investment advisor registered under the Investment Advisors Act of 1940; and

      (c) Has acknowledged in writing that he is a fiduciary with respect to the Plan.

      "KEY EMPLOYEE" shall mean a Plan Participant who at any time during the Plan Year or the four previous Plan Years was (1) an officer of the Employer, having annual compensation greater than fifty percent (50%) of the dollar limitation in effect under Code ss. 415(b)(1)(A) for any such Plan Year; (2) one of the ten Employees having annual compensation greater than the dollar limitation in effect under Code ss. 415(c)(1)(A) and who owns (or who is considered to own within the meaning of Code ss. 318) the largest interests in the Employer (if two (2) or more Employees have equal ownership interests, the one with the larger annual compensation has the larger interest); (3) a five percent (5%) owner of the Employer; or (4) a one percent (1%) owner of the Employer, whose annual compensation is greater than one-hundred and fifty thousand dollars ($150,000). For purpose of clause (1) of this definition, no more than fifty (50) employees shall be treated as officers. If less than fifty (50) employees are officers, then the greater of three (3) employees or ten percent (10%) of all employees shall be treated as officers if all the facts and circumstances indicate such a classification. The Beneficiary of a Key Employee or a former Key Employee will be treated, respectively, as a Key Employee or a former Key Employee. A Non-Key Employee is any Employee who is not a Key Employee.

      "LOAN SUSPENSE ACCOUNT" shall mean the account established for unallocated Financed Shares.

      "MATCHING EMPLOYER CONTRIBUTION ALLOCATIONS" means Salary Deferral Matching Contribution Allocations and Employee Voluntary Matching Contribution Allocations. A Participant shall not be entitled to elect to receive Matching Employer Contribution Allocations in cash rather than as a contribution to his Account.

      "NONHIGHLY COMPENSATED EMPLOYEE" shall mean any Employee other than a Highly Compensated Employee.

      "NORMAL RETIREMENT AGE" shall mean Age sixty-five (65).

      "NORMAL RETIREMENT DATE" shall mean the first day of the month coincident with or immediately following the date on which the Participant attains Age sixty-five (65).

      "ONE YEAR BREAK IN SERVICE" shall mean a Plan Year during which the Participant has not completed more than five hundred (500) Hours of Service. Solely for the purpose of determining whether a Participant serves more than five hundred (500) Hours of Service in a Plan Year, a Participant shall be credited with an Hour of Service for each hour of absence (based on a forty (40) hour week or pro rata portion thereof) by reason of any of the following causes, provided, however, that no such crediting shall result in a duplication of credits for the same period of time.

      (a) Leaves of absence duly granted by the Employer continuing for a period of not more than two (2) years, with all Participants under similar circumstances being treated alike; and

      (b) Lay-off for a lack of work or other cause continuing for a period of not more than one (1) year.

      "PARTICIPANT" shall mean an Employee who has met the requirements of
      Article II for participation. A Participant's Account shall be entitled to receive a share of earnings or losses for a Plan Year (without regard to whether the Participant served any Hours of Service during the Plan Year) unless his Account has been closed in accordance with Article IX prior to the end of each Plan Year quarter. An individual shall cease to be a Participant as of the date on which his Plan Benefits are distributed under Article IX.

      "PARTICIPATING EMPLOYER" shall mean any Affiliated Employer that adopts this Plan, other than the Plan Sponsor. Adoption may be accomplished through a resolution of the board of directors of an eligible Employer.

      "PLAN" shall mean the Lifepoint Hospitals, Inc. Retirement Plan. Subject to approval by the Plan Sponsor and the definition of Participating Employer, the Plan may be adopted by any Affiliated Employer, as determined as of a particular date.

      "PLAN ADMINISTRATOR" shall mean the Committee.

      "PLAN ANNIVERSARY DATE" shall mean the last day of the Plan Year, December 31.

      "PLAN BENEFIT" shall mean the amount of the distribution to which a Participant becomes entitled upon termination of participation in the Plan.

      "PLAN SPONSOR" shall mean the Employer.

      "PLAN YEAR" shall mean the calendar year. The period beginning April 1, 1999 and ending December 31, 1999 shall be treated as a short Plan Year. For all purposes of this Plan, the "Limitation Year" for purposes of
      Section 415 of the Code shall be the calendar year.

      "PROFIT SHARING CONTRIBUTION" shall mean a contribution made to the Account of a Participant as described in Article III.

      "QUALIFIED ELECTION PERIOD" shall mean the six-Plan Year period beginning with the Plan Year in the which the Participant first becomes a Qualified Participant.

      "QUALIFIED PARTICIPANT" shall mean a Participant who has obtained age 55, whether or not he remains an Employee.

      "QUALIFIED JOINT AND SURVIVOR ANNUITY" shall mean an annuity for the Participant's life with a survivor annuity for his spouse which is equal to fifty percent (50%) of the amount of the annuity payable during their joint lives and is the actuarial equivalent of a single life annuity for the life of the Participant.

      Single Participants. With respect to a Participant who is not married, a Qualified Joint and Survivor Annuity shall mean an annuity for the life of the Participant.

      "QUALIFIED PRERETIREMENT SURVIVOR ANNUITY" shall mean an annuity for the life of the surviving spouse which is the actuarial equivalent of the greater of:

      (a) The Participant's death benefit as determined under Article IX; or

      (b) Fifty percent (50%) of the Participant's Account as of the date of his death.

      Single Participants. With respect to a Participant who is not married, the qualified Preretirement Survivor Annuity is deemed waived, until such time as the Participant first becomes married.

      "QUALIFIED WAIVER" shall mean a waiver that is executed by a Participant and, where required, the Participant's spouse, of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity, a designation of a Beneficiary and Contingent Beneficiary other than the Participant's spouse, or a request for a "cash-out" of benefits.

      Procedure. A Qualified Waiver shall be in writing; consented to by the Participant's spouse if such consent is so required under Article IX; made within the applicable Election Period; and shall specify the optional form in which benefits shall be paid, the Beneficiary and Contingent Beneficiary being designated, or that a "cash-out" is requested, as the case may be. Any consent to a Qualified Waiver by the Participant's spouse shall be in writing, and shall be witnessed by either a Plan representative or a notary public. Such spousal consent shall be on a form which acknowledges the effect of the Qualified Waiver and consent thereto. Such spousal consent shall be effective only with respect to the specific Beneficiary and Contingent Beneficiary specified in the Qualified Waiver, unless the Qualified Waiver specifically allows the Participant to change the Beneficiary or Contingent Beneficiary without the execution of another Qualified Waiver.

      Missing or No Spouse. If the Participant established to the satisfaction of the Plan Administrator that the consent of the Participant's spouse may not be obtained because the Participant has no spouse or the Participant's spouse cannot be located, or if the spouse's consent is not necessary under applicable Treasury regulations, a waiver by the Participant will be deemed a Qualified Waiver.

      New Spouse. Where provided, a spousal consent shall be valid only with respect to the spouse by whom it is signed (or in the event of a waiver which is deemed a Qualified Waiver, the designated spouse) or in the event of an unmarried participant, only so long as the Participant remains unmarried.

      Revocation. A Qualified Waiver may be revoked by a Participant without the consent of the Participant's spouse at any time before the commencement of benefits. However, upon revocation of a prior waiver, any new or substitute waiver shall have no effect unless it satisfies the provisions of this Section. The number of revocations shall not be limited as long as such revocations are made during the applicable Election Period.

      "SALARY DEFERRAL CONTRIBUTION" means a fixed percentage or a dollar amount of a Participant's Compensation which is contributed by the Plan Sponsor or Participating Employer each Plan Year to the Salary Deferral Contribution Account of a Participant under Article III. Each Participant may designate the percentage or amount referred to in the preceding sentence subject to the approval of the Plan Administrator, provided that:

      (a) The designation is made in writing or through the Voice Response System (as determined by the Plan Administrator), in a manner and within a time period prescribed by the Plan Administrator;

      (b) The designation is irrevocable with respect to all Compensation earned by the Participant during the portion of the Plan Year to which the designation applies and is made prior to the time the Compensation is paid to the Participant; and

      (c) The designation does not cause the average of the Deferral Ratios for Participants who are Highly Compensated Employees to exceed the greater of the following "Average Deferral Percentage tests":

            (1) One and one-quarter (1.25) multiplied by the average of the Deferral Ratios of all Nonhighly Compensated Employees who are eligible to participate in the Plan; or

            (2) The lesser of (i) two hundred percent (200%) of the average of the Deferral Ratios for Nonhighly Compensated Employees or
                  (ii) the average of the Deferral Ratios for Nonhighly Compensated Employees plus two percent (2%).

      (d) The amount designated as a Salary Deferral Contribution by any Participant cannot be a percentage which the Plan Administrator determines will cause the Annual Additions under this Plan when combined with the Annual Additions under all other plans maintained by the Employer or any other plan required under the Code to be aggregated with such plans to exceed the limitations of Code Section 415(c) applicable to the Participant.

      (e) In no event shall the Salary Deferral Contribution of a Participant exceed Seven Thousand Dollars ($7,000) as indexed for inflation or, where different, the amount provided under Code Section 402(g)(5).

      (f) For purposes of making the determination under Subsection (c), if Salary Deferral Contributions or other cash or deferred arrangements qualified under Code Section 401(k) are maintained by the Employer in any other plan which is treated as one plan with this Plan for purposes of Code Section 401(a)(4) or 410(b), then all such Salary Deferral Contributions and cash or deferred arrangements shall be treated as Salary Deferral Contributions under this Plan.

      (g) The Deferral Ratio for any Employee who is a Highly Compensated Employee for the Plan Year and who is eligible to have deferral contributions allocated to this Account under two or more plans or arrangements described in Section 401(k) of the Code that are maintained by an Employer shall be determined as if all such deferral contributions were made under a single arrangement.

      (h) In the case of a Participant who is a Highly Compensated Employee, the Salary Deferral Contribution designation provided for in this Section shall not equal or exceed an amount, determined by the Plan Administrator, which will result in discrimination prohibited by Code Section 401(a)(4).

      (i) The Deferral Ratio of an eligible Employee who makes no elective contribution is zero.

      (j) For purposes of the "Average Deferral Percentage test," Compensation shall be considered for the entire Plan Year, without regard to the date on which the Participant commenced participation in this Plan.

      (k) Some or all of such amounts deferred by the Employee may be returned to the Employee after the end of the Plan Year if the Actual Deferral Percentage test is not passed for the Plan Year.

      (l) At the election of the Employer, all or a portion of such contributions shall be utilized in computing Contribution Ratios. Any of such contributions which are utilized in computing Contribution Ratios shall not be utilized in computing Deferral Ratios.

      "SALARY DEFERRAL MATCHING CONTRIBUTION ALLOCATIONS" shall mean the amounts of Company Stock released from the Suspense Account pursuant to Section
      3.5 (valued on the day released or the immediately preceding business day) attributable to amount of contributions the Employer shall make to the Plan with respect to Participants who elect to make Salary Deferral Contributions for any Plan Year. Such amounts released shall remain invested in Company Stock and Participants shall not be able to direct the investment thereof. All such amounts shall be allocated to Accounts as of a date within the Plan Year, and shall be credited to Accounts on or prior to the last day of the Plan Year following the Plan Year to which they relate.

      "SUPER TOP-HEAVY PLAN" shall mean any Plan that would be a Top-Heavy Plan if ninety percent (90%) were substituted for sixty percent (60%) in the definition of Top-Heavy Group.

      "TOP-HEAVY GROUP" shall mean an aggregation group of plans maintained by the Employer in which any Key Employee participates and any other plans maintained by the Employer, which enable any plan in which a Key Employee participates to meet the coverage and anti-discrimination test of Code Sections 401(a)(4) and 410(b). An aggregation group is a Top-Heavy Group if the aggregate Accounts for Key Employees exceed sixty percent (60%) of the same amount determined for all Participants under all plans included in the aggregation group. In determining whether an aggregation group is a Top-Heavy Group, the Account balances for all Participants shall be determined with reference to the respective Determination Dates of the various plans in the aggregation group falling within the same calendar year. If an aggregation group is a Top-Heavy Group, each plan required to be included in the Top-Heavy Group is a Top-Heavy Plan. The Employer may permissively aggregate plans not required to be in the aggregation group if the group as so aggregated continues to meet the requirements of Code Sections 401(a)(4) and 410.

      "TOP-HEAVY PLAN" shall mean (i) a Plan if, as of the Determination Date, the present value of the aggregate Accounts for Participants who are Key Employees for the Plan Year exceeds sixty percent (60%) of the value of the aggregate Accounts for Employees under the Plan; or (ii) a Plan which is part of a Top-Heavy Group. For purposes of determining the present value of the aggregate Accounts of Participants, the present value of the aggregate Accounts shall be increased by the aggregate distributions made with respect to any Participant or Beneficiary under the Plan during the five (5) year period ending on the Determination Date, notwithstanding that the Plan may have terminated within the five (5) year period if the terminated Plan would have been required to be included in an aggregation group but for its termination. However, if a Participant has not performed any services for an Employer at any time during the five (5) year period ending on the Determination Date, then his Account will not be included in determining the present value of the aggregate Accounts for Participants. Also, as provided under Code Section 416(g)(4)(B), the computation excludes from the aggregate Accounts of Participants the Account of any Participant who was formerly a Key Employee.

      "TOTAL AND PERMANENT DISABILITY" or "TOTALLY AND PERMANENTLY DISABLED" shall mean a physical or mental condition which occurs during the period of time in which a Participant is an Employee (including a period during which sick pay benefits are being paid), and which causes the Participant to be eligible for disability benefits under Section 423 of Title 42 of the U.S. Code. A Participant shall be considered Totally and Permanently Disabled only if the Participant files with the Plan Administrator a copy of the certification of the Social Security Administration stating that the Participant has qualified for Social Security disability benefits under Section 423 and the Participant furnishes evidence to the satisfaction of the Plan Administrator that the Participant's disability occurred while the Participant was an active Employee.

      "TRIAD" shall mean Triad Hospitals Inc.

      "TRIAD STOCK FUND" shall mean a separate fund maintained by the Trustee for common stock of Triad that was received upon the spin-off of Triad by Columbia.

      "TRUST AGREEMENT" shall mean the agreement entered into between the Plan Sponsor and the Trustee with respect to this Plan, as it may subsequently be amended from time to time. There may be two or more separate trust agreements.

      "TRUST FUND" or "TRUST" shall mean all cash, securities, life insurance, and real estate, and any other property held by the Trustee pursuant to the terms of the Trust Agreement, together with the income therefrom. There may be two or more separate trust funds.

      "TRUSTEE" shall mean the Trustee or Trustees named in the Trust Agreement(s). There may be two or more trustees with respect to the assets of the Plan.

      "UNILATERAL EMPLOYER CONTRIBUTION" means an Employer contribution for a Plan Year to be allocated to each Participant who is not a Highly Compensated Employee and who has elected to make Salary Deferral Contributions for the Plan Year, which may be contributed by the Employer in any Plan Year. Such contribution shall be allocated pro rata based on Salary Deferral Contributions for the Plan Year to which such contribution relates. A Participant shall not be entitled to elect to receive Unilateral Employer Contributions in cash rather than as contributions to his Account. Such amounts shall be fully vested and shall be distributable in accordance with the distribution provisions of Article IX, provided that hardship distributions shall not be allowed. At the election of the Employer, all or a portion of such contributions shall be utilized in computing Deferral Ratios. Any of such contributions which are not utilized in computing Deferral Ratios shall be utilized in computing Contribution Ratios.

      "VALUATION DATE" shall mean the first business day as of which it is administratively feasible to determine the value of the applicable amount.

      "YEARS OF SERVICE" shall mean years of service for vesting, to be determined as follows:

      An Employee shall be credited with a Year of Service for each Plan Year during which the Employee (1) has at least reached age eighteen (18), and
      (2) serves at least one-thousand (1,000) Hours of Service for an Employer. If a Participant separates from service with the Employer prior to the end of a Plan Year, the Participant shall be credited with a Year of Service for purposes of vesting for the Plan Year in which he separates from service if the Participant has completed at least one-thousand (1,000) Hours of Service for an Employer during such Plan Year.

      (a) Service Under Qualified Plans of Acquired Employers. Unless the acquisition agreement provides otherwise, full years of service with an Acquired Employer for vesting purposes prior to the Acquisition Date shall be taken into account if such Acquired Employer maintained a retirement plan qualified under Section 401(a) or 403(b) or 408(k) of the Code immediately prior to the Acquisition Date or, if the Plan Administrator so determines in its sole discretion, at any time prior to the Acquisition Date. Service for purposes of vesting credited under the preceding sentence shall be equal to the service for purposes of vesting that the Employee has accrued under any qualified retirement plan (or 403(b) plan or 408(k) plan) of the Acquired Employer as of the Acquisition Date. This subsection (1) shall only apply to Participants who were actively employed by the Acquired Employer on the Acquisition Date.

      (b) Vesting Service Provided Under Adoption Agreement. Full Years of Service shall, to the extent required in the Adoption Agreement executed between the Plan Sponsor or an Employer and an Acquired Employer, include Years of Service with an Acquired Employer served prior to the Acquisition Date. Service taken into account under this subsection shall be in addition to any other service taken into account under this definition.

      (c) Service Under Qualified Plans of Prior Employer by Acquired Group of Employees. Unless the acquisition agreement provides otherwise, full years of service for vesting purposes with the immediate prior employer of an Acquired Group of Employees, prior to the Acquisition Date, shall be taken into account if such former employer maintained a retirement plan qualified under Section 401(a) or 403(b) or 408(k) of the Code immediately prior to the Acquisition Date or, if the Plan Administrator so determines in its sole discretion, at any time prior to the Acquisition Date. Service for purposes of vesting credited under the preceding sentence shall be equal to the service for purposes of vesting that the Employee had accrued under any qualified retirement plan (or 403(b) plan or 408(k) plan) maintained by the immediate prior employer as of the Acquisition Date. This subsection shall only apply to Participants who were actively employed by the immediate prior employer on the Acquisition Date.

      (d) Vesting Service Provided Under Acquisition Agreement. Full Years of Service shall, to the extent required in the acquisition agreement under which the individuals of an Acquired Group of Employees become Employees, include years of service with the immediate prior employer of the Acquired Group of Employees served prior to the Acquisition Date. Service taken into account under this subsection shall be in addition to any other service taken into account under this definition.

      (e) Service With Columbia. Subject to Section 8.3, all individuals whose account balances in the Columbia Plans transfer to the Plan pursuant to Sections 2.4, 2.5 and 2.7 shall be granted service credit for their years of vesting service under the Columbia Money Purchase Pension Plan. Such service shall be transferred from the Columbia Plans. In addition, subject to Section 8.3, the individuals whose accounts (or former accounts) are described in the last paragraph of
            Section 8.3.3 shall be granted service credit for their years of vesting service under the Columbia Money Purchase Pension Plan. Such service shall be transferred from the Columbia Plans. Subject to
            Section 8.3, any individuals whose accounts in the Columbia Plans don't transfer to the Plan because they fall within the exception clause of the first sentence of Section 2.4 shall be granted service credit for their years of vesting service under the Columbia Money Purchase Pension Plan. Such service shall be transferred from the Columbia Plans.

      (f) Service with Triad. An individual who was an employee of Triad on the Closing Date, and who terminates employment with Triad during 1999 and is hired by the Employer during 1999 shall receive credit for this vesting service under the Triad Plan Retirement Savings Plan.

      (g) Affiliated Employers. For the purpose of granting Years of Service under the Plan, an Affiliated Employer will be treated as an Employer for purposes of determining Hours of Service and Years of Service.

      (h) No Double Counting. Notwithstanding the foregoing provisions, in no event shall any period of service be counted more than once.

      "USE OF TERMS" Any words herein used in the masculine shall be read and be construed in the feminine in all cases where they would so apply. Words in the singular shall be read and construed as though used in plural in all cases where they would so apply.

                                   ARTICLE II

                                  PARTICIPATION

2.1 PARTICIPATION. An Employee of the Plan Sponsor or a Participating Employer shall be eligible to participate in the Salary Deferral Contributions and Employee Voluntary Contributions components of the Plan as of the first business day of the calendar month following the date during which is sixty (60) days after the date he is hired, provided that he either is Age twenty-one (21) or greater or will attain Age twenty-one (21) during such calendar month. Otherwise, such Employee shall be eligible to participate in the Salary Deferral Contribution Allocations and Employee Voluntary Contribution Allocations components of the plan beginning on the first day of the calendar month during which he will attain Age twenty-one (21). An Employee of the Plan Sponsor or a Participating Employer shall be eligible to begin participation in the Profit Sharing Contributions, Salary Deferral Matching Contribution Allocations and Employee Voluntary Matching Contribution Allocations and ESOP Contributions components of the Plan as of the first day of the Plan Year following the Plan Year in which he is hired, provided he is age twenty-one (21) or greater at the beginning of such Plan Year or will attain age twenty-one (21) during such Plan Year. Otherwise, such Employee shall be eligible to participate in the Profit Sharing Contributions, Salary Deferral Matching Contribution Allocations and Employee Voluntary Matching Contribution Allocations and ESOP Contributions components as of the beginning of the Plan Year in which he will attain age twenty-one (21). Only Employees of Participating Employers or the Plan Sponsor shall participate in the Plan.

      2.1.1 Entry Date. An eligible Employee shall be admitted to the Plan on the first day of the calendar month during which he becomes eligible, provided that he is an Employee of Employer when such requirement is met. A Participant who terminates employment with Employer and subsequently returns to employment with Employer or any Participating Employer shall commence participation in the Plan on the day of his reemployment. A former Employee of Columbia whose accounts in the Columbia Plans transfer to the Plan pursuant to
            Section 2.5 shall be considered a rehired Employee upon becoming employed by the Employer.

      2.1.2 Ineligible Employees. Notwithstanding the preceding provisions of this Section 2.1, an Employee whose employment is subject to a collective bargaining agreement (unless such collective bargaining agreement provides to the contrary) shall not be eligible to participate in this Plan. An Employee shall not be excluded from participating in this Plan solely on account of age, except as provided under Section 2.1 above.

      2.1.3 Leased Employees. Leased Employees shall not be entitled to participate in this Plan.

      2.1.4 Exception for Employees of Acquired Employers. Unless the Adoption Agreement or other agreement entered into between the Plan Sponsor or an Employer and the Acquired Employer or member (or members) of the Acquired Group of Employees provides otherwise, Employees of Acquired Employers and Employees of Acquired Groups of Employees shall be eligible to participate in this Plan on the later of:

            (a) As soon as practicable after the Acquisition Date, provided the Employee is Age twenty-one (21); or

            (b) The date as otherwise would apply under the preceding provisions of this Section 2.1.

      2.1.5 Conversion from Columbia. Notwithstanding the foregoing provisions of this Section 2.1, all individuals who are employed by the Employer on the Closing Date and who were active participants in one or more of the Columbia Plans on the day before the Closing Date shall become Participants in all components of this Plan on the Closing Date. In addition, those individuals employed by a Participating Employer who would have been participants in the Columbia Plans but for their facility's failure to adopt such plans (and become participating employers therein) shall become Participants in all components of this Plan on the Closing Date. Salary Deferral Contributions and Employee Voluntary Contributions (and related Matching Employer Contribution Allocations) may begin in 1999 as of the beginning of any payroll period(s) of the Employer which immediately precedes the Closing Date or immediately follows the Closing Date, and which immediately follows the final payroll period(s) of Columbia.

      2.1.6 Transfers from Columbia in 1999. An individual who is a participant in one or more of the Columbia Plans and who becomes an Employee under the provisions of Section 2.7 shall be considered a rehired Employee in accordance with Section 2.1.1 for purposes of participation.

      2.1.7 Employment Changes from Triad in 1999. An individual who was an employee of Triad on the Closing Date and whose accounts in the Columbia Plans transferred to the Triad Retirement Savings Plan in 1999 shall be considered a rehired Employee under Section 2.1.1 if he separates from service with Triad during 1999 and is hired by the Employer in 1999.

2.2 RIGHTS OF PARTICIPANTS. All Participants shall be bound by the terms of the Plan, including all amendments hereto made in the manner authorized herein.

2.3 ENROLLMENT FORM. Subject to the provisions of Sections 2.3.1 and 9.6.4, each Participant will complete an enrollment form prescribed by the Plan Administrator on which the Participant shall provide the information requested thereon and shall designate the percentage if any, of his Compensation which constitutes his Salary Deferral Contribution and/or Employee Voluntary Contribution. The election forms must be filed with the Plan

      Administrator or its designee and will remain in effect until revoked or changed pursuant to Section 2.3.3. The Plan Administrator may utilize what communications methods it deems proper to receive communications, elections and directions from Participants.

      2.3.1 Authority to Establish Procedures for Contributions. The Plan Administrator may adopt and revise procedures to be followed in making Salary Deferral Contribution and Employee Voluntary Contribution elections. Such procedures may include but are not limited to the format of the election forms to be used in making Salary Deferral Contribution and Employee Voluntary Contribution elections, the deadlines for providing the election forms to and for filing the election forms by the Participant, the procedures for approval of Salary Deferral Contribution and Employee Voluntary Contribution elections and the procedures under which the amount of any Participant's Salary Deferral Contribution and/or Employee Voluntary Contribution election may be reduced in order to cause the Plan to satisfy the Average Deferral Percentage test or the Actual Contribution Percentage test, or in order to prevent the Participant from receiving Annual Additions for the Plan Year in excess of the limits imposed by Code Section 415. Any changes shall be effective as soon as reasonably and administratively practicable within the terms of the administration system. The Plan Administrator shall also have discretion to prescribe rules under which a separate Salary Deferral Contribution and/or Employee Voluntary Contribution election may be made with respect to any bonus or overtime payable to a Participant. The Plan Administrator may allow the provisions of this Subsection 2.3.1 to be applied separately as to each Participating Employer, such that separate procedures may apply for different Participating Employers. However, in no event may any Participating Employer apply a procedure which discriminates in favor of Highly Compensated Employees.

      2.3.2 Failure to File a New Enrollment Form. If a Participant fails to file a new enrollment form at the end of a month for which the Participant had in effect a Salary Deferral Contribution and/or Employee Voluntary Contribution election, the Participant shall be treated as continuing the last enrollment form that he filed with the Plan Administrator and the same Salary Deferral Contribution and/or Employee Voluntary Contribution will be withheld on his behalf for the next month.

      2.3.3 Revocation or Change of Salary Deferral Contribution and/or Employee Voluntary Contribution Election. Subject to the discretion of the Plan Administrator as provided in Section 2.3.1, a Participant who has a Salary Deferral Contribution and/or Employee Voluntary Contribution election in effect may revoke or change or suspend such election at any time.

            The Participant's revocation or change or suspension of his Salary Deferral Contribution and/or Employee Voluntary Contribution election must be either completed on a form prescribed by the Plan Administrator and filed with the Plan Administrator (or its designee) or provided through the Voice Response System. If a Participant does not revoke or change his Salary Deferral Contribution and/or Employee Voluntary Contribution election in the manner prescribed, his Salary Deferral Contribution and/or

            Employee Voluntary Contribution election shall remain in effect as otherwise prescribed in this Section.

      2.3.4 Rehired Participants. If a Participant separates from service with a Participating Employer but thereafter is hired by a Participating Employer within a reasonable period of time following his separation from service, with a reasonable period to be determined by the Plan Administrator, then, unless he elects otherwise pursuant to administrative procedures determined by the Plan Administrator, his Salary Deferral Contribution and/or Employee Voluntary Contribution election and investment instructions which existed at the time of his separation from service shall remain in effect upon his rehire.

2.4 ACCOUNT TRANSFERS FOR ACTIVE EMPLOYEES. With the exception of accounts in the Columbia Plans of individuals who are employed by both Columbia and the Employer on the Closing Date and Columbia is the primary employer (as determined by Columbia), the accounts in the Columbia Plans of individuals who become Participants in accordance with Section 2.1.5 shall transfer to the Plan. However, such accounts shall not be fully vested upon transfer. All elections and designations made under the Columbia Salary Deferral Plan prior to the Closing Date shall apply under this Plan beginning on the Closing Date.

2.5 ACCOUNT TRANSFERS FOR FORMER EMPLOYEE PARTICIPANTS IN COLUMBIA PLANS ON DISTRIBUTION DATE. Individuals who separated from service with Columbia prior to the Closing Date, but for whom an account is maintained in one or more of the Columbia Plans on the Closing Date, shall become Plan Participants and their accounts in the Columbia Plans shall transfer from the Columbia Plans to the Plan, provided that the last employer of the individual while active in a Columbia Plan was a company which is owned (directly or indirectly) by the Employer on the Closing Date. However, such accounts shall not be fully vested upon transfer. All elections and designations made under the Columbia Salary Deferral Plan prior to the Closing Date shall apply under this Plan beginning on the Closing Date.

2.6 HEALTHTRUST AND EPIC PLAN BALANCES. The provisions of Sections 2.4 and 2.5 shall apply equally to accounts held in the HealthTrust Plan and the EPIC Plan. However, all such accounts which transfer shall be fully vested upon transfer.

2.7 ACCOUNT TRANSFERS FOR EMPLOYMENT CHANGES FROM COLUMBIA IN 1999. The accounts in the Columbia Plans of individuals employed by Columbia on the Closing Date who separate from service with Columbia in 1999 after the Closing Date and are hired by the Employer prior to 2000 shall transfer to the Plan in 2000. However, such accounts shall not be fully vested upon transfer.

                                   ARTICLE III

                       CONTRIBUTIONS AND ACQUISITION LOANS

3.1 SALARY DEFERRAL AND EMPLOYEE VOLUNTARY CONTRIBUTIONS. For each payroll period, each Employer shall make, on behalf of each Employee who is a Participant, Salary Deferral Contributions equal to the percentage or amount (if any) of Compensation designated as a Salary Deferral Contribution by such Employee, and Employee Voluntary Contributions equal to the percentage or amount (if any) of Compensation designated to be contributed as an Employee Voluntary Contribution by such Employee, for that payroll period (unless an alternative procedure is prescribed by the Plan Administrator). Employees shall not be allowed to make Salary Deferral Contributions of more than fifteen percent (15%) of their Compensation for any payroll period and shall not be allowed to make Employee Voluntary Contributions of more than ten percent (10%) of their Compensation for any payroll period.

      In no event shall Employer Contributions exceed an amount equal to fifteen percent (15%) of the total Compensation paid during such Plan Year to Employees or, if greater, that amount which is properly deductible for federal income tax purposes under the then appropriate provisions of the Code. In addition, the Plan Administrator may, in its sole discretion, limit the amount of Salary Deferral Contributions and/or Employee Voluntary Contributions that a Highly Compensated Employee is permitted to make in any Plan Year to the extent that the Plan Administrator deems such limit necessary to prevent the Plan from not satisfying the Actual Deferral Percentage test or the Actual Contribution Percentage test.

      3.1.1 Required Date for Making Salary Deferral Contributions and Employee Voluntary Contributions. Salary Deferral Contributions and Employee Voluntary Contributions attributable to each calendar month shall be contributed by the Employer as soon as such deferrals and contributions can be reasonably segregated from the Employer's general assets.

      3.1.2 For purposes of calculating Deferral Ratios and Contribution Ratios, only those elective contributions that are allocated to the Employee as of a date within that Plan Year shall be taken into account. An elective contribution is considered allocated as of a date within a Plan Year if the allocation is not contingent on participation or performance of services after such date and the elective contribution is actually paid to the Trust no later than twelve (12) months after the Plan Year to which the contribution relates.

3.2 FORM OF CONTRIBUTIONS. Except as otherwise provided, Employer Contributions may be paid to the Trustee in cash or other property, as the Board may determine, provided, however, in the event the Trust has obligations payable in cash due within one year from the date of an Employer's Contribution and in the event the Trust does not have sufficient cash or other liquid assets sufficient to meet such obligations, then at least to the extent of such deficiency the Employer's Contribution shall be in cash.

3.3 FORFEITURES. Forfeitures attributable to Accounts transferred from the Columbia Plans shall be utilized to reduce ESOP Contributions (including prepaid contributions), Profit Sharing Contributions, Employer Contributions made to fund Employee Voluntary Matching Contribution Allocations and Employer Contributions made to fund Salary Deferral Matching Contribution Allocations otherwise payable by the Employer. Forfeitures attributable to ESOP Contributions, Employer Contributions made to fund Employee Voluntary Matching Contribution Allocations and Employer Contributions made to fund Salary Deferral Matching Contribution Allocations shall be allocated to the Accounts of Participants employed on the last day of the Plan Year in which such Forfeitures are created, pro rata based on such Accounts. Forfeitures shall be determined in accordance with the provisions of Section 3.9.3 and Articles VIII and IX.

3.4 UNILATERAL EMPLOYER CONTRIBUTIONS. The Employer may contribute an additional contribution designated as a Unilateral Employer Contribution in an amount determined by the Plan Sponsor. The purpose of the Unilateral Employer Contribution is to assure that the Plan satisfies the Actual Deferral Percentage test, the Actual Contribution Percentage test, or the multiple use limitation provided in Section 3.15 of this Plan. Any contribution designed as a Unilateral Employer Contribution shall be allocated solely to the Accounts of Participants who are Nonhighly Compensated Employees and have elected to make Salary Deferral Contributions for the Plan Year. Unilateral Employer Contributions which are allocated to the Account of a Participant shall be treated as Salary Deferral Contributions for purposes of the provisions of this Plan relating to allocation of earnings and losses and to distribution of benefits. Unilateral Employer Contributions shall be non-forfeitable. Subject to the following sentence, Unilateral Employer Contributions shall be distributable when Salary Deferral Contributions are distributable, provided that they may not be distributed in a hardship distribution. Unilateral Employer Contributions shall not be distributable in the event of termination of the Plan if a successor defined contribution plan is created, unless such successor defined contribution plan is an employee stock ownership plan or a simplified employee pension.

3.5 SALARY DEFERRAL MATCHING CONTRIBUTION ALLOCATIONS. Subject to Section 2.1, for each payroll period, the Employer shall contribute to the Trust a payment which, when used to repay the Acquisition Loan, shall release from Suspense Account, on behalf of each Participant, Company Stock in an amount equal to fifty percent (50%) of the amount the Participant has elected as a Salary Deferral Contribution for that payroll period, but in no event shall the Salary Deferral Matching Contribution Allocations for any Participant exceed one and one-half percent (1.5%) of a Participant's Compensation for any payroll period. For this purpose, contributions shall be made as soon as administratively feasible following the payroll period. Notwithstanding the foregoing provisions of this Section, prior to any payments on the Acquisition Loan to fund Salary Deferral Matching Contribution Allocations, Salary Deferral Matching Contribution Allocations shall be made in Company Stock from the initial Employer Contribution in 1999 which is made to pay the par value of the Company Stock. The Employer Contributions to fund matching contribution allocations for the first and, if applicable, second payroll period(s) under the Plan (in May 1999) may relate in whole or in part to compensation earned from Columbia immediately prior to the Closing Date.

3.6 EMPLOYEE VOLUNTARY MATCHING CONTRIBUTION ALLOCATIONS. For each payroll period that an Employee Voluntary Contribution is in effect, the Employer shall contribute to the Trust a payment which, when used to repay the Acquisition Loan, shall release from Suspense Account, on behalf of each Participant, an amount equal to eighteen percent (18%) of the amount the Participant has elected as an Employee Voluntary Contribution for that payroll period. Notwithstanding the foregoing provisions of this Section, prior to any payments on the Acquisition Loan to fund Employee Voluntary Matching Contribution Allocations, Employee Voluntary Matching Contribution Allocations shall be made in Company Stock from the initial Employer Contribution in 1999 which is made to pay the par value of Company Stock. The Employer Contributions to fund matching contribution allocations for the first and, if applicable, second payroll period(s) under the Plan (in May 1999) may relate in whole or in part to compensation earned from Columbia immediately prior to the Closing Date.

3.7 SUPPLEMENTAL EMPLOYER CONTRIBUTION TO FUND MATCH. Should the Employer Contributions made pursuant to Sections 3.5 and 3.6 to fund the Matching Employer Contribution Allocations result in full payment of the annual installment(s) on the Acquisition Loan for any year of such Acquisition Loan, but such full payment is insufficient to provide the Matching Employer Contribution Allocations necessary under Sections 3.5 and 3.6, then an additional Employer Contribution shall be made in order to fully fund such allocations, at the direction of the Employer, to either purchase Company Stock or to prepay the Acquisition Loan(s), and such Company Stock allocations shall be part of the ESOP Component.

3.8 DISTRIBUTION OF EXCESS SALARY DEFERRAL CONTRIBUTIONS. To the extent Excess Salary Deferral Contributions are made, the Plan Administrator shall designate any Salary Deferral Contribution contributed in excess of the maximum amount permitted under Code Section 402(g) as an Excess Salary Deferral Contribution. Once so designated, the Plan Administrator shall make a corrective distribution of the Excess Salary Deferral Contribution and any income earned thereon prior to the end of the Plan Year following the Plan Year to which they relate by distributing such amount to the Participant. At the Plan Administrator's discretion, the Plan Administrator may allow a distribution of additional Salary Deferral Contributions, as requested by the Participant, so that the Participant does not violate the limitation of Code Section 402(g).

3.9   DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS. Consistent with Sections
      3.14 and 3.15 of this Plan, as of each Plan Anniversary Date, the Plan Administrator shall determine whether there are any Excess Aggregate Contributions for the Plan Year. In the event there are Excess Aggregate Contributions, the Plan Administrator may, in accordance with Subsection 3.9.3, within two and one-half (2 1/2) months following the Plan Anniversary

      Date, distribute the Excess Aggregate Contributions, and any earnings accrued thereon prior to distribution, to the Employer (in the form of a Forfeiture) and to the Highly Compensated Employees for whom the excess amounts were contributed. Subject to Section 3.14 of this Plan, in the event the distribution is not made within the two and one-half (2 1/2) month period, the Excess Aggregate Contributions and earnings thereon shall be distributed to the Employer (in the form of a Forfeiture) and to the Highly Compensated Employees for whom the excess amounts were contributed no later than the last day of the Plan Year following the Plan Year for which such Excess Aggregate Contributions were made.

      3.9.1 Leveling Method for Reductions. The total Excess Aggregate Contributions of Highly Compensated Employees which are to be distributed (in accordance with this Section) shall be distributed in the following manner: First, Excess Aggregate Contributions of the Highly Compensated Employee receiving the highest Matching Employer Contribution Allocations shall be distributed until the first to occur of: (1) the total Excess Aggregate Contributions have been distributed; or (2) the Matching Employer Contribution Allocation of such Highly Compensated Employee equals the Matching Employer Contribution Allocations of the Highly Compensated Employee receiving the second highest Matching Employer Contribution Allocation. In the event that distribution of Excess Aggregate Contributions of the Highly Compensated Employee receiving the highest Matching Employer Contribution Allocations does not result in passage of the Actual Contribution Percentage test, then the Excess Aggregate Contributions of such Highly Compensated Employee receiving the highest Matching Employer Contribution Allocation and the Excess Aggregate Contributions of the Highly Compensated Employee receiving the second highest Matching Employer Contribution Allocation will be reduced until the first to occur of: (1) the total Excess Aggregate Contributions have been distributed; or (2) the Matching Employer Contribution Allocations of such Highly Compensated Employees are reduced until they equal the Matching Employer Contribution Allocation of the Highly Compensated Employee receiving the third (3rd) highest Matching Employer Contribution Allocation. The process shall be repeated until all Excess Aggregate Contributions have been distributed. Two separate Excess Aggregate Contribution calculations will be performed, one for the ESOP Match Component and the other for the non-ESOP Component, as specified in the definitions Article.

      3.9.2 Earnings. In the event of distribution of Excess Aggregate Contributions after a Plan Year to which such Excess Aggregate Contributions relate, also distributed will be any earnings on such contributions during the Plan Year to which such contributions relate. However, "gap period" earnings, as defined in Reg. 1.401(m)-1(e)(3)(ii), shall not be distributed. For this purpose, for each Highly Compensated Employee, the earnings attributable to Excess Aggregate Contributions shall equal the earnings for such Plan Year to the credit of such Employee attributable to Matching Employer Contribution Allocations multiplied by a fraction, the numerator of which shall be the Excess Aggregate Contributions for the Employee for such Plan Year, and the denominator of which shall equal the sum of (a) the beginning Account balance of the Employee (for the Plan Year in which the earnings were earned) attributable to Matching Employer Contribution Allocations; and (b) the Matching Employer Contribution Allocations made to the Account of the Employee for such Plan Year. Such amounts shall, in any event, be distributed within twelve (12) months after the end of the Plan Year to which such Excess Aggregate Contributions relate. The foregoing procedure shall also be applied (separately) to the non-ESOP Component of Excess Aggregate Contributions, relating to Employee Voluntary Contributions.

      3.9.3 Nature of Reduction. In the event of a distribution of Excess Aggregate Contributions pursuant to this Section, and pursuant thereto Salary Deferral Matching Contribution Allocations must be distributed to satisfy the Actual Contribution Percentage test, then such allocations shall be distributed to each Highly Compensated Employee to whom they relate to the extent that such individual is vested in such contributions as of the end of the Plan Year to which such contributions relate. The remainder of such Salary Deferral Matching Contribution Allocations shall become a Forfeiture. All excess Employee Voluntary Contributions and/or Employee Voluntary Matching Contribution Allocations shall be distributed to the applicable Highly Compensated Employees.

3.10  DISTRIBUTION OF EXCESS DEFERRAL CONTRIBUTIONS. Consistent with Sections
      3.14 and 3.15 of this Plan, as of each Plan Anniversary Date, the Plan Administrator shall determine whether there are any Excess Deferral Contributions for the Plan Year. In the event there are such amounts, the Plan Administrator may, within two and one-half (2 1/2) months following the Plan Anniversary Date, distribute the Excess Deferral Contributions to the Highly Compensated Employees for whom the excess amount was contributed. Unless corrected by Unilateral Employer Contributions, in the event the distribution is not made within the two and one-half (2 1/2) month period, the Excess Deferral Contributions and earnings thereon shall in no event be distributed to the Participant to whom such amount is attributable later than the Plan Anniversary Date following the Plan Year in which it arose.

      3.10.1 Leveling Method for Reductions. The total Excess Deferral Contributions of Highly Compensated Employees which are to be distributed shall be distributable in the following manner: First, Excess Deferral Contributions of the Highly Compensated Employee with the highest Salary Deferral Contribution shall be distributed until the first to occur of: (1) the total Excess Deferral Contributions have been distributed; or (2) the Salary Deferral Contribution of such Highly Compensated Employee equals the Salary Deferral Contribution of the Highly Compensated Employee with the second highest Salary Deferral Contribution. In the event that distribution of Excess Deferral Contributions of the Highly Compensated Employee with the highest Salary Deferral Contribution does not result in passage of Actual Deferral Percentage test, then the Excess Deferral Contributions of such Highly

             Compensated Employee with the highest Salary Deferral Contribution and the Excess Deferral Contributions of the Highly Compensated Employee with the second highest Salary Deferral Contribution will be reduced until the first to occur of: (1) the total Excess Deferral Contributions have been distributed; or (2) the Salary Deferral Contributions of such Highly Compensated Employees are reduced until they equal the Salary Deferral Contribution of the Highly Compensated Employee with the third (3rd) highest Salary Deferral Contribution. This process shall be repeated until all Excess Deferral Contributions have been distributed.

      3.10.2 Coordination With Excess Salary Deferral Contributions. The amounts of Excess Deferral Contributions subject to distribution shall be reduced by the amount of Excess Salary Deferral Contributions distributed for the taxable year which corresponds with the Plan Year to which such Excess Deferral Contributions relate.

      3.10.3 Earnings. In the event of distribution of Excess Deferral Contributions after a Plan Year to which such Excess Deferral Contributions relate, also distributed will be any earnings on such contributions during the Plan Year to which such contributions relate. However, "gap period" earnings, as defined in Reg. ss.1.401(k)-1(f)(4)(ii), shall not be distributed. For this purpose, for each Highly Compensated Employee, the earnings attributable to Excess Deferral Contributions shall equal the earnings for such Plan Year to the credit of such Employee attributable to Salary Deferral Contributions multiplied by a fraction, the numerator of which shall be the Excess Deferral Contributions for the Employee for the Plan Year, and the denominator of which shall equal the sum of: (a) the beginning Account balance of the Employee (for the Plan Year in which the earnings were earned) attributable to Salary Deferral Contributions and any contributions treated as Salary Deferral Contributions for purposes of the Actual Deferral Percentage test; and (b) the Salary Deferral Contributions and any contributions treated as Salary Deferral Contributions for purposes of the Actual Deferral Percentage test made to the Account of the Employee for such Plan Year. Such amounts shall, in any event, be distributed within twelve (12) months after the end of the Plan Year to which such Excess Deferral Contributions relate.

3.11 ESOP CONTRIBUTION. Subject to the conditions and limitations of the Plan, for each Plan Year, the Employer will contribute to the Plan as an ESOP Contribution cash equal to, or Company Stock having an aggregate fair market value equal to, such amount, if any, as the Board of Directors shall determine by resolution; provided, however, that the Employer shall contribute an amount in cash not less than the amount required that, when aggregated with amounts contributed under Sections 3.5 and 3.6 to fund Salary Deferral Matching Contribution Allocations and Employee Voluntary Matching Contribution Allocations (net of any Forfeitures utilized as part of the ESOP Component for that Plan Year), will enable the Trustee to discharge the annual installment(s) on the Acquisition Loan. Subject to
      Section 3.7, if any part of the ESOP Contribution under this Section for any Plan Year is in cash in an amount exceeding the amount needed to pay the amount due during or prior to that Plan Year with respect to an Acquisition Loan, such cash shall be applied by the Trustee, at the direction of the Employer, to either purchase Company Stock or to repay the

      Acquisition Loans. In no event will an Employer's contribution under this Section for any Plan Year exceed the maximum amount deductible by Employer for federal income tax purposes.

      An ESOP Contribution under this Section for any Plan Year shall be due on the last day of the Plan Year and, if not paid by the end of that year, shall be payable to the Trustee as soon as practicable thereafter, but no later than the time prescribed for filing the Employer's federal income tax return for that Plan Year, including any extensions of time, without interest. Each Participant's ESOP Contribution Account shall be invested in Company Stock, and shall not be subject to investment direction by Participants.

3.12 PROFIT SHARING CONTRIBUTIONS. Subject to the conditions and limitations of the Plan, for each Plan Year, the Employer may contribute to the Plan as a Profit Sharing Contribution cash equal to such amount, if any, as the Board of Directors shall determine by resolution. In no event will an Employer's contribution under this Section for any Plan Year exceed the maximum amount deductible by Employer for federal income tax purposes.

      A Profit Sharing Contribution under this Section for any Plan Year shall be due on the last day of the Plan Year and, if not paid by the end of that year, shall be payable to the Trustee as soon as practicable thereafter, but no later than the time prescribed for filing the Employer's federal income tax return for that Plan Year, including any extensions of time, without interest. Each Participant's Profit Sharing Contribution Account shall be subject to investment direction by Participants.

3.13 SECTION 415 LIMITATIONS. Notwithstanding any provisions contained herein to the contrary, a Participant's Annual Addition for a Plan Year shall not exceed the Maximum Annual Addition.

      3.13.1 "Maximum Annual Addition" shall mean that amount that may be contributed or allocated to a Participant's Account under the Plan and all other defined contribution plans maintained by the Employer for any Plan Year not in excess of the lesser of the following limitations:

             (a)   The Defined Contribution Dollar Limitation; or

             (b)   Twenty-five percent (25%) of the Participant's Compensation.

             The limit referred to in (b) shall not apply to any contribution for medical benefits (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition under Section 415(l)(1) or 419A(d)(2) of the Code.

      3.13.2 "Defined Contribution Dollar Limitation" shall mean thirty thousand dollars ($30,000) as adjusted in accordance with Code Section 415(d) for such Plan Year.

      3.13.3 "Compensation" shall include, for purposes of this Section, all of an Employee's compensation, as reported on Form W-2, plus any elective deferrals as defined in Code Section 402(g)(3) and any amount contributed by an Employer on behalf of the Employee under any Code Section 125 or 457 arrangement.

      3.13.4 Employer. For purposes of this Section, Employer shall mean and include all Employers and Affiliated Employers (as defined by Section 415(h) of the Code).

      3.13.5 Aggregation. For purposes of computing the Maximum Annual Addition, all defined contribution plans shall be aggregated and treated as one plan. All employers subject to aggregation pursuant to Subsections (b), (c) or (m) of Code Section 414, as modified by Code Section 415(h), or pursuant to Code Section 415(g), shall be aggregated and treated as one employer, and the Employee shall be treated as receiving all contributions described in the preceding sentence from, by, or with respect to, such employer for purpose of computing the Maximum Annual Addition under this Section.

3.14 UNILATERAL EMPLOYER CONTRIBUTIONS RELATING TO ACTUAL CONTRIBUTION PERCENTAGE TEST AND ACTUAL DEFERRAL PERCENTAGE TEST. In the event the Plan does not satisfy the Actual Contribution Percentage test or the Actual Deferral Percentage test, the Plan Administrator may either:

      (a) With respect to the Actual Contribution Percentage test, pursuant to Section 3.9, make a distribution of the Excess Aggregate Contributions, and any earnings thereon, to the Employer and to Highly Compensated Employees pursuant to Section 3.9 in an amount necessary to satisfy the Actual Contribution Percentage test; or

      (b)    With respect to the Actual Deferral Percentage test, pursuant to
             Section 3.10, make a distribution of Excess Deferral Contributions, and any earnings thereon to Highly Compensated Employees in an amount necessary to satisfy the Actual Deferral Percentage test; or

      (c) Make a Unilateral Employer Contribution in an amount determined by the Plan Administrator.

3.15 MULTIPLE USE OF ALTERNATIVE TEST. Subject to this Section, nothing provided herein shall prevent use of either the test provided in subsection (b) of the definition of Actual Contribution Percentage or the test provided in subsection (b) of the definition of Actual Deferral Percentage in this Plan. However, use of such tests shall be limited as provided in Treasury Regulation Section 1.401(m)-2. The Plan Administrator may, at its sole discretion, correct a potential multiple use violation with respect to Employee Voluntary Contributions (i.e. the non-ESOP Component) by making a Unilateral Employer Contribution to the Plan. Alternatively, the Plan Administrator may reduce Employee

      Voluntary Contributions in accordance with the procedure outlined in
      Section 3.9 as necessary to prevent a multiple use violation.

3.16 ADJUSTMENT OF DEFINED CONTRIBUTION PLAN FRACTION. An amount shall be subtracted from the numerator of the Defined Contribution Plan Fraction (not exceeding such numerator) as prescribed by the Secretary of the Treasury so that the sum of the Defined Benefit Plan Fraction and Defined Contribution Plan Fraction computed under Section 415(e)(1) of the Code (as revised by this Article III) does not exceed 1.0 for such Plan Year. The limitation of this Section shall apply for the 1999 Plan Year only.

      3.16.1 "Defined Benefit Plan" shall mean any qualified retirement plan maintained by an Employer or by a person required to be aggregated with an Employer for purposes of Section 415 of the Code, which is not a Defined Contribution Plan.

      3.16.2 "Defined Benefit Plan Fraction" for any Plan Year, with respect to a particular Participant, shall mean a fraction:

            (a) The numerator of which is his projected annual benefit under all Defined Benefit Plans, whether or not terminated, required to be aggregated with this Plan under Section 415(f) and (h) and 414(m) of the Code (determined as of the close of the Plan
                  Year); and

            (b)   The denominator of which is the lesser of (1) or (2):

                  (1) One hundred twenty-five percent (125%) of the dollar limitation under Code Section 415(b)(1)(A) in effect on the last day of the Limitation Year; provided, however, that said percentage of the dollar limitation shall be reduced to one hundred percent (100%) if the Plan becomes subject to the provisions of Code Section 416(h) in the future; or

                  (2) One hundred forty percent (140%) of the Participant's average Compensation for his highest three (3) consecutive Plan Years of participation in such Defined Benefit Plans.

      3.16.3 "Defined Contribution Plan" shall mean any qualified retirement plan maintained by an Employer or by a person required to be aggregated with an Employer for purposes of Section 415 of the Code, which provides for an individual account for each Participant and for benefits based solely on the amount contributed to the Participant's account, and any income, expenses, gains, and losses, and any forfeitures of accounts of other Participants which may be allocated to such Participant's Account.

      3.16.4 "Defined Contribution Plan Fraction" with respect to a particular Participant for any Plan Year shall mean a fraction:

            (a) The numerator of which is the sum of the Annual Additions to his Account, including Annual Additions to his account in any other Defined Contribution Plan, whether or not terminated, required to be aggregated under Sections 415(f) and (h) of the Code, as of the close of such Plan Year; and

            (b)   The denominator of which is the sum of the lesser of (1) or
                  (2) determined separately for the current Limitation Year and for each prior Limitation Year in which the Participant was employed by the Employer (regardless of whether the Participant was a Participant in such prior years and including years of employment (if any) before the Plan was established):

                  (1) One hundred twenty-five percent (125%) of the dollar limitation under Code Section 415(c)(1)(A) in effect for such Limitation Year; provided, however, that said percentage of the dollar limitation shall be reduced to one hundred percent (100%) if the Plan becomes subject to the provisions of Code Section 416(h); or

                  (2) Thirty-five percent (35%) of the Participant's Compensation from the Employer for the Limitation Year.

3.17 CORRECTION OF CONTRIBUTIONS IN EXCESS OF SECTION 415 LIMITS In the event that, as of any Valuation Date, corrective adjustments in any Account are required to comply with Section 3.13, the Annual Additions to such Participant's Account shall be reduced by corrective adjustments made in the following order: First, refund and reduce, respectively, that portion, or all, of the Employee Voluntary Contributions and Employee Voluntary Matching Contribution Allocations (and earnings thereon) made to the Participant's Account in this Plan, pro rata, to the extent that any such contributions and allocations constitute Annual Additions for the Plan Year in excess of the Maximum Annual Addition. If any excess amounts exist thereafter, then Salary Deferral Contributions (and earnings thereon) shall be refunded until they equal one and one-half percent of Compensation. Thereafter Salary Deferral Contributions shall be refunded pro rata with Salary Deferral Matching Contribution Allocations.

3.18 SUSPENSE ACCOUNT. Any amounts reduced pursuant to Section 3.17 that are attributable to Employer Contributions other than Employee Voluntary Contributions or Salary Deferral Contributions to this Plan shall be accounted for by means of separate "415 Suspense Accounts" for each of the Participants whose Plan Benefits are curtailed for a particular Plan Year due to the limitations of Code Section 415. The 415 Suspense Account shall not participate in earnings or losses of the Trust Fund. Any amount held in such 415 Suspense Accounts shall be applied toward funding the Employer Contributions for the respective individual Participants impacted by Code
      Section 415 for the next succeeding Plan Year in the same manner as Forfeitures in accordance with the first sentence of Section 3.3. No Employer Contribution shall be made for any impacted Participant which constitutes an

      Annual Addition prior to the reallocation of the entire balance held in a 415 Suspense Accounts established under this Section. Should an impacted Participant separate from service, then that Participant's suspense account shall be transferred to a general suspense account which is identical to the individual suspense account in all respect except that its assets shall be utilized to reduce future Employer contributions with respect to all Participants. In the case of Plan termination, notwithstanding anything else in this Section, reallocation in connection with termination prior to return of amounts in the 415 Suspense Account to the Employer shall not be necessary if such amounts are not required to be used to satisfy the liabilities with respect to Participants and their Beneficiaries under the Plan in accordance with Treas. Reg. Section 1.411(d)-2(a)(2)(iii). Where liabilities under the Plan to Participants and their Beneficiaries have not been satisfied in accordance with Treas. Reg. Section 1.411(d)-2(a)(2)(iii), the 415 Suspense Accounts shall be reallocated in accordance with this Section, but to the extent such reallocation would cause a Participant's Annual Addition to exceed the Maximum Annual Addition, the excess over the Maximum Annual Addition for each such Participant shall be aggregated, and then reallocated, among all other Participants whose Annual Addition does not exceed the Maximum Annual Addition, on the basis of relative Compensation for the year of Plan termination; provided, however, that such reallocation (a) shall not cause a Participant's Annual Addition to exceed the Maximum Annual Addition and (b) shall not be greater with respect to any Participant than is necessary to satisfy liabilities with respect to such Participant in accordance with Treas. Reg. Section 1.411(d)-2(a)(2)(iii). Such procedure (as provided by the preceding sentence) shall continue until all liabilities under the Plan to Participants and their Beneficiaries have been satisfied in accordance with Treas. Reg. Section 1.411(d)-2(a)(2)(iii) or until all Participants have been allocated their Maximum Annual Addition (whichever first occurs), in which case the balance of the 415 Suspense Account shall be returned to Employer.

3.19 COMBINATION OF PLANS. In the event the sum of the Annual Additions with respect to a Participant exceeds the limitations contained in Section 3.13 and the Plan Sponsor or Employer maintains another plan which qualifies under Code Section 401(a) in which the Participant participates, corrective adjustments shall first be made pro rata with respect to Employee Voluntary Contributions and Employee Voluntary Matching Contribution Allocations, if any, under this Plan and any other defined contribution plan in which the Participant made nondeductible employee contributions for the Plan Year. Second, corrective adjustments shall be made from a Participant's Salary Deferral Contributions under this Plan and such other plan; provided that any corrective adjustments to Salary Deferral Contributions under this Plan shall be made until such contributions equal one and one-half percent (1.5%) of Compensation, and thereafter shall be made pro rata from Salary Deferral Contributions and Salary Deferral Matching Contribution Allocations.

3.20 CORRECTION OF PRIOR INCORRECT ALLOCATIONS AND PREVIOUS FUNDING DEFICIENCIES. In the event that, as of any Valuation Date, adjustments are required in any Participant's Account to correct any incorrect allocation of Employer Contributions, investment earnings or losses, or any funding deficiency which may have occurred in the current year or a previous year, the Trustee, with the consent of the Plan Administrator, is authorized to apply the contributions to correct such incorrect allocation or funding deficiency and increase or decrease such Participant's Account to the value which would have existed on said Valuation Date had there been no prior incorrect allocation or funding deficiency. The Trustee, with the consent of the Plan Administrator, is also authorized to take such other actions as it deems necessary to correct prior incorrect allocations or funding deficiencies.

3.21 REVERSION OF UNILATERAL EMPLOYER CONTRIBUTIONS, MATCHING EMPLOYER CONTRIBUTION ALLOCATIONS, ESOP CONTRIBUTIONS AND PROFIT SHARING CONTRIBUTIONS. Unilateral Employer Contributions, Employer Contributions to fund Matching Employer Contribution Allocations, ESOP Contributions and Profit Sharing Contributions shall revert to the Employer under the following circumstances:

      (a) In the case of a contribution which is made by the Employer by reason of a mistake of fact, such contributions shall be returned to the Employer within one (1) year after the payment of the contribution;

      (b) If the Plan, as initially adopted, does not qualify under Section 401(a) of the Code, contributions subsequent to the Effective Date of such adoption shall be returned to the Employer within one (1) year after the date of denial of qualification of the Plan; or

      (c) If any Unilateral Employer Contribution, Employer Contribution to fund Matching Employer Contribution Allocations, ESOP Contribution or Profit Sharing Contribution is determined by the Internal Revenue Service to be nondeductible under the Code, and such Unilateral Employer Contribution, Employer Contribution to fund Matching Employer Contribution Allocations, ESOP Contribution or Profit Sharing Contribution was contributed contingent upon deductibility for income tax purposes under the Code, then the nondeductible portion of such contribution shall be returned to the Employer within one (1) year after the disallowance of the deduction.

3.22 ACQUISITION LOANS. The Trustee may incur Acquisition Loans from time to time to finance the acquisition of Company Stock for the Trust or to repay a prior Acquisition Loan. An Acquisition Loan shall be for a specific term, shall bear a reasonable rate of interest, and shall not be payable on demand except in the event of default. An Acquisition Loan may be secured by a collateral pledge of the Financed Shares so acquired and by any other Plan assets which are permissible security within the provision of Treas. Reg. ss. 54.4975-7(b). No other assets of the Plan or Trust may be pledged as collateral for an Acquisition Loan, and no lender shall have recourse against any other Trust assets. Payment of principal and interest on any Acquisition Loan shall be made by the Trustee only from Employer Contributions necessary to fund Salary Deferral Matching

      Contribution Allocations, Employer Contributions necessary to fund Employee Voluntary Matching Contribution Allocations, ESOP Contributions, Forfeitures described in the first sentence of Section 3.3, earnings attributable to such contributions, any cash dividends received by the Trustee on Financed Shares acquired with the proceeds of the Acquisition Loan, and the proceeds of any sale of Company Stock held in the Loan Suspense Account (including such contributions, Forfeitures, earnings, dividends and proceeds of sales of Company Stock received up through the date of the particular such repayment, less all prior payments), whether or not allocated, provided that the financed shares released with respect to dividends on allocated shares shall satisfy code section 404(k)(2)(B). Financed Shares shall initially be credited to the Loan Suspense Account and shall be transferred for allocation to the Salary Deferral Matching Contribution Allocations Accounts, Employee Voluntary Matching Contribution Allocations Accounts, and ESOP Contribution Accounts of Participants only as payments of principal on the Acquisition Loan are made by the Trustee. Payment on acquisition loans may be made at various times during the Plan Year. With respect to each payment on the Acquisition Loan, the number of Financed Shares to be released from the Loan Suspense Account shall be based upon the ratio that the payment of principal on the Acquisition Loan bears to the total remaining payments of principal (including the amount currently being paid) to be paid over the duration of the Acquisition Loan repayment period. [ESCAPE HATCH FOR P&I IF PRINCIPAL ONLY FAILS] The released Financed Shares shall be allocated to Participants' Salary Deferral Matching Contribution Allocations Accounts, Employee Voluntary Matching Contribution Allocations Accounts and ESOP Contribution Accounts. If the Employer Contributions for Matching Employer Contribution Allocations are insufficient to pay the necessary annual payment(s) on the Acquisition Loan, then a final payment for the year on Acquisition Loan shall be made as an ESOP Contribution as necessary to pay the full annual payment for the year on the Acquisition Loan, and it shall release any remaining shares for such year of the Acquisition Loan, with such shares to be released for each year to be determined under the principal method described in the preceding sentence.

                                   ARTICLE IV

                ALLOCATION OF CONTRIBUTIONS, EARNINGS AND LOSSES

4.1 ALLOCATION OF SALARY DEFERRAL CONTRIBUTIONS. The Account of each Participant who has elected to have Salary Deferral Contributions made on his behalf shall be credited with such Salary Deferral Contributions as soon as reasonably segregated from the general assets of the Employer and, in any event, no later than the 15th business day of the month following the month in which such Salary Deferral Contributions were made.

4.2 ALLOCATION OF EMPLOYEE VOLUNTARY CONTRIBUTIONS. The Account of each Participant who has elected to have Employee Voluntary Contributions made on his behalf shall be credited with such Employee Voluntary Contributions as soon as such amounts can be reasonably segregated from the general assets of the Employer and, in any event, no later than the 15th business day of the month following the month during which such Employee Voluntary Contributions were made.

4.3 ALLOCATION OF UNILATERAL EMPLOYER CONTRIBUTIONS. Any Unilateral Employer Contributions made to the Plan shall be credited to the Accounts of Nonhighly Compensated Employees who are Participants in the Plan and who have elected to have Salary Deferral Contributions made on his behalf for the Plan Year.

4.4 ALLOCATION OF SALARY DEFERRAL MATCHING CONTRIBUTION ALLOCATIONS. The Account of each Participant who has elected to have Salary Deferral Contributions made on his behalf shall be credited with Salary Deferral Matching Contribution Allocations (including any Forfeitures used as Salary Deferral Matching Contribution Allocations) as provided in Section
      3.5. Company Stock equal in value to the amount of the matching contributions shall be allocated to each Participant's Account.

4.5 ALLOCATION OF EMPLOYEE VOLUNTARY MATCHING CONTRIBUTION ALLOCATIONS. The Account of each Participant who has elected to have Employee Voluntary Contributions made on his behalf during a payroll period shall be credited with Employee Voluntary Matching Contribution Allocations (including any Forfeitures used as Employee Voluntary Matching Contribution Allocations) as provided in Section 3.6. Company Stock equal in value to the amount of the matching contributions shall be allocated to each Participant's Account

4.6 ALLOCATION OF ESOP CONTRIBUTIONS. For each Plan Year, the Account of each Participant who (i) is Age 21 or older on the last day of the Plan Year,
      (ii) was an Employee on the first day of the Plan Year, (iii) completed one Year of Service during the Plan Year and (iv) is an Employee as of the last day of the Plan Year shall be credited with Company Stock allocated due to the ESOP Contribution (including any Forfeitures used as ESOP Contributions) as of the last day of the Plan Year in the proportion that the Participant's Compensation for the Plan Year bears to the Compensation of all Participants eligible to receive an ESOP Contribution allocation for such Plan Year. The employment on the first day requirement of the preceding sentence shall not apply to an individual who becomes an Employee and a Participant during the Plan Year in accordance with Section 2.1.4.

4.7 ALLOCATION OF PROFIT SHARING CONTRIBUTIONS. For each Plan Year, the Account of each Participant who (i) is Age 21 or older on the last day of the Plan Year, (ii) was an Employee on the first day of the Plan Year,
      (iii) completed one Year of Service during the Plan Year and (iv) is an Employee as of the last day of the Plan Year shall be credited with a Profit Sharing Contribution (including any Forfeitures uses as Profit Sharing Contributions) as of the last day of the Plan Year in the proportion that the Participant's Compensation for the Plan Year bears to the Compensation of all Participants eligible to receive a Profit Sharing Contribution allocation for such Plan Year. The employment on the first day requirement of the preceding sentence shall not apply to an individual who becomes an Employee and a Participant during the Plan Year in accordance with Section 2.1.4.

4.8 ALLOCATION OF FUNDS. As of each Valuation Date, the Accounts and sub-accounts of each Participant shall be adjusted as described in this Section.

      4.8.1 Determination of Amount of Earnings or Losses. The investment earnings (or losses, if the computation specified in this sentence results in a negative figure) of each Fund of the Trust shall be equal to (1) the fair market value of the Fund as of the current Valuation Date; less (2) the fair market value of the Fund as of the immediately preceding Valuation Date; plus (3) benefit payments from the Fund to Participants, and any other disbursements from the Fund on behalf of any Participant since the last preceding Valuation Date; less (4) any contributions made to the Trust Fund that were not included in the valuation of the Trust Fund on the last preceding Valuation Date.

      4.8.2 Participant Directed Investments. Section 6.2 shall control the allocation of earnings attributable to Participants' Accounts to the extent that such Accounts are invested in directed investments and
            Section 4.8.1 shall control the timing of such allocations.

      4.8.3 Participant Accounts to Which Earning or Losses are to be Allocated. Investment earnings and/or losses shall be allocated on a daily basis to the Accounts of Participants which have not been closed pursuant to Article IX.

      4.8.4 Allocating Earnings to Prior Contributions. The allocation of earnings or losses determined under Section 4.8.1 shall be made to the Accounts of Participants who are eligible under Section 4.8.3 to receive earnings or losses, by crediting each such Participant's Account with that portion of the total earnings or losses as the value of the Participant's Account attributable to prior contributions made under the terms of the Plan as of the Valuation Date for which earnings are being allocated bears to the value of all such Participants' Accounts attributable to prior contributions made under the terms of the Plan as of the Valuation Date for which earnings are being allocated.

      4.8.5 Allocating Earnings to Contributions. Notwithstanding the preceding provisions of this Section, the Trustee shall separately account for earnings attributable to the separate sub-accounts identified in the definition of Account maintained on behalf of a Participant to the extent such sub-accounts are invested in the Investment Funds, including the ESOP Fund and the Columbia Fund.

      4.8.6 Allocation to ESOP Fund Accounts. In connection with payment of principal and interest on the Acquisition Loan(s) financed by Salary Deferral Matching Contribution Allocations, Employee Voluntary Matching Contribution Allocations, ESOP Contributions, Forfeitures (in accordance with the first sentence of Section 3.3) and earnings on Company Stock, Financed Shares released from the Loan Suspense Account for allocation to Participants for the Plan Year shall be allocated among and credited to the ESOP Fund Accounts of Participants. For this purpose, in accordance with Sections 3.5, 3.6, 3.7, 3.22, 4.4 and 4.5, the value of Financed Shares allocated to Salary Deferral Matching Contribution Allocations Accounts and Employee Voluntary Matching Contribution Allocations Accounts shall equal the amount of the Salary Deferral Matching Contribution Allocations and Employee Voluntary Matching Contribution Allocations, respectively, and, subject to Code Section 404(k)(2)(B), any remaining Financed Shares released shall relate to ESOP Contributions, to be allocated to the ESOP Fund Accounts of Participants in accordance with Section 4.6.

            If, after such allocation any portion of such shares to be otherwise allocated remains unallocated, such portion shall be credited to and held in a "suspense account" to the extent that it does not exceed the amount contributed by the Employer for that Plan Year as a result of a reasonable error in estimating Participants' Compensation or as a result of such other circumstances as the Commissioner of the Internal Revenue Service may determine. For purposes of the Plan, amounts credited to such suspense account for any Plan Year shall be treated as Salary Deferral Matching Contribution Allocations, Employee Voluntary Matching Contribution Allocations or ESOP Contributions for the subsequent Plan Year or Plan Years until all amounts so held have been credited to the ESOP Fund Accounts of Participants. Notwithstanding any provision in this Plan to the contrary, if shares of Company Stock are sold to the Plan by a shareholder in a transaction for which special tax treatment is elected by such shareholder (or his representative) pursuant to Code Section 1042, no assets attributable to such Company Stock may be allocated to the ESOP Fund Accounts of:

            (1) any person who owns (after application of Code Section 318(a)) more than 25 percent in value of the outstanding securities of the Employers; and

            (2) the shareholder, and any person who is related to such shareholder (within the meaning of Code Section 267(b), but excluding lineal descendants of such shareholder as long as no more than 5 percent (5%) of the aggregate amount of all Company Stock sold by such shareholder in a transaction to which Code Section 1042 applies is allocated to lineal descendants of such shareholder) during the non-allocation period (as described below).

            Further, no allocation of Salary Deferral Matching Contribution Allocations, Employee Voluntary Matching Contribution Allocations or ESOP Contributions may be made to the ESOP Fund Accounts of such persons unless additional allocations are made to other participants, in accordance with the provisions of Code Sections 401(a) and 410. The phrase "non-allocation period" means the period beginning on the date of sale and ending on the later of ten years after the date of sale or the date of the allocation attributable to the final payment on the Acquisition Loan incurred with respect to the sale.

                                    ARTICLE V

                                   VALUATIONS

5.1 DETERMINATION OF VALUE. In determining the value of the Trust Fund, the Trustee shall exercise its best judgment, which judgment shall be binding upon all Participants and their Beneficiaries.

5.2 VALUATIONS. The value of the Trust Fund shall be determined as of each Valuation Date during the Plan Year. As of each Valuation Date, the Trustee shall determine the fair market value of the Trust Fund, and the Plan Administrator shall determine the fair market value of each Participant's Account. The value of the Account of each Participant as of any Valuation Date shall be equal to the value of such Account as of the last Valuation Date, plus or minus the applicable adjustments contained in
      Section 4.7. The Plan Administrator shall perform separate allocations and keep separate sub-accounts to reflect each Participant's interest in Employee and Employer Contributions.

5.3 VALUATION METHODS. The fair market value of all assets held in the trust shall be furnished by the Trustee.

                                   ARTICLE VI

                          DIRECTED INVESTMENT ACCOUNTS

6.1 INVESTMENT DIRECTIONS. In the event that the Plan Administrator determines that Participants may direct the investment of their Directed Investment Accounts in one or more of the Investment Funds, the Trustee is authorized and directed to follow the directions received from Participants concerning their respective accounts. At the discretion of the Plan Administrator, the Plan shall comply with ERISA Section 404(c).

6.2 INVESTMENT OF TRUST ASSETS. Except as provided in Article VII, Participants will direct investment of their Directed Investment Accounts. The Plan Administrator may also take whatever action is necessary to correct an improper transfer of assets between funds.

      6.2.1 Prohibited Investments. Notwithstanding any other provisions of this
            Section 6.2, the Plan Administrator may refuse to invest all or any portion of a Participant's Account as directed by the Participant if such investment would: (1) result in a prohibited transaction under ERISA Section 406, 29 U.S.C. Section 1106, or Code Section 4975; (2) result in taxable income to the Plan; (3) jeopardize the Plan's tax-qualified status under Code Section 401(a); (4) be inconsistent with the Plan, the Summary Plan Description which describes the Plan, or any disclosures to Participants concerning the Plan; or (5) cause the Trust to maintain the indicia of ownership of any assets of the Plan outside the jurisdiction of the district courts of the United States other than as permitted by 29 U.S.C. Section 1104(b) and 29 CFR Section 2550.404b-1.

      6.2.2 Investment Expenses. In addition to other Plan administrative expenses, the Plan Administrator may charge the Accounts of Participants reasonable expenses necessary to carry out investment directions and instructions. Participants shall be notified on a reasonably regular basis of any charges made to their Accounts to carry out investment directions and instructions.

      6.2.3 No Election. Should a Participant fail to properly and thoroughly elect how his Directed Investment Accounts are to be invested, then, to the extent of such failure, his Directed Investment Accounts shall be invested in a fund or funds specified by the Plan Administrator.

      6.2.4 Company Stock Fund. All or substantially all of the Company Stock Fund shall be invested in Company Stock. The Plan is permitted to acquire and hold qualifying employer securities, as defined in ERISA
            Section 407(d)(5). Except as otherwise provided in the appropriate Trust Agreement, Participants shall have voting rights with respect to such shares of Company Stock, if so directed by the Plan Administrator. Otherwise, the Trustee shall vote such shares at the direction of the Plan Administrator. While the investment changes due to a Participant's change of investment direction shall generally be made on a daily basis, changes to investment in the Company Stock Fund may be delayed to the extent determined by the Plan Administrator, provided that any such delay shall not exceed thirty (30) days. Participants may direct investment of their Columbia Money Purchase Pension Plan Account into the Company Stock Fund to any degree desired.

      6.2.5 Transfers from Columbia Plans. Following the transfers from the Columbia Plans as described in Article II, the Plan Administrator shall transfer accounts in the Columbia Plans to the Funds established pursuant to this Section in a manner chosen by the Plan Administrator.

                             ARTICLE VII ESOP FUNDS

                 ESOP, COMPANY AND COLUMBIA STOCK FUND ACCOUNTS

7.1 INVESTMENT IN ESOP FUND. All ESOP Contributions, Employee Voluntary Matching Contribution Allocations and Salary Deferral Matching Contribution Allocations shall be invested in the ESOP Fund.

7.2 VOTING AND TENDER OFFERS. The Trustee shall vote and respond to tender offers with respect to Company Stock in the manner specified in the appropriate Trust Agreement.

7.3 DIVERSIFICATION. Effective January 1, 2000 and thereafter, if a Participant is a Qualified Participant, such Participant shall have the opportunity to direct the investment of the full value of Company Stock credited to his ESOP Fund Account.

7.4 COLUMBIA STOCK FUND AND TRIAD STOCK FUND ACCOUNTS. Any amounts transferred to this Plan in accordance with Sections 2.4, 2.5 and 2.6 that were invested in common stock of Columbia or Triad shall be invested in a Columbia Stock Fund and the Triad Stock Fund, respectively, to be maintained by the Trustee on behalf of each Participant. Unless the Plan Administrator directs otherwise, and except as otherwise provided in the appropriate Trust Agreement, Participants shall have no voting rights in their Columbia Stock Fund or Triad Stock Fund Accounts. Participants may direct investments out of the Columbia Stock Fund and/or the Triad Stock Fund into the other funds under Article VI. However, no future investments may be made in the Columbia Stock Fund or the Triad Stock Fund and, should a Participant elect to reduce the portion of his Account which is invested in the Columbia Stock Fund or the Triad Stock Fund, he shall not again reinvest additional assets in the Columbia Stock Fund or the Triad Stock Fund. If so directed by the Plan Administrator, some or all of the Columbia Stock and/or Triad common stock shall be liquidated and invested in Company Stock or one or more of the Investment Funds.

7.5 COMPANY STOCK FUND ACCOUNTS. All Employee Voluntary Contributions and earnings thereon shall be invested in a Participant's Company Stock Fund Account at all times and Participants shall not be entitled to direct the investment thereof. Unless the Plan Administrator directs otherwise, and except as otherwise specified in the appropriate Trust Agreement, Participants shall have no voting rights in this portion of their Company Stock Fund Account.

                                  ARTICLE VIII

                                     VESTING

8.1 FULLY VESTED CONTRIBUTIONS. Participants shall at all times be one-hundred percent (100%) vested in all Salary Deferral Contributions, Employee Voluntary Contributions, Employee Voluntary Matching Contribution Allocations and Unilateral Employer Contributions made to their Accounts and earnings thereon. Participants shall also be one-hundred percent (100%) vested in the assets in their Account which were transferred from the EPIC Plan or the HealthTrust Plan, and their Prior Salary Deferral Contribution Account, Rollover Account, Thrift Account and Thrift Matching Account and that portion of his Columbia Money Purchase Pension Plan Account which was fully vested under the Columbia Money Purchase Pension Plan prior to transfer to this Plan.

8.2 FORFEITABLE CONTRIBUTIONS. Subject to Sections 3.10, 3.14, 3.17 and 3.19, a Participant's non-forfeitable percentage of Salary Deferral Matching Contribution Allocations, ESOP Contributions, Profit Sharing Contributions and all amounts held in a Participant's Columbia Money Purchase Pension Plan Account, Columbia Stock Bonus Plan Account and Prior Matching Contribution Account and any earnings or losses thereon (collectively "Forfeitable Contributions") shall be based on the Participant's total number of Years of Service, computed without regard to any Years of Service completed after the fifth (5th) consecutive One Year Break in Service and disregarded pursuant to Section 8.3.3. Such percentage shall be determined from the following schedule:



                    Completed                  Nonforfeitable          Forfeitable
                Years of Service                 Percentage             Percentage
                   Less than 3                       0%                    100%
                3 but less than 4                    20%                    80%
                4 but less than 5                    40%                    60%
                5 but less than 6                    60%                    40%
                6 but less than 7                    80%                    20%
                    7 or more                       100%                     0%


      Notwithstanding the foregoing, the portion of a Participant's Columbia Money Purchase Pension Plan Account which is attributable to a Plan Year of accrual commencing prior to January 1, 1987 shall be one-hundred percent (100%) vested. Notwithstanding the foregoing, the portion of a Participant's Salary Deferral Matching Contribution Allocations Account which was transferred from the Columbia Salary Deferral Plan, and was fully vested immediately prior to the transfer, shall be one-hundred percent (100%) vested. Notwithstanding the foregoing, a Participant's Columbia Stock Bonus Plan Account shall be fully vested if the
      Participant: (1) had three (3) or more full Years of Service on December 31, 1994 under the Columbia Stock Bonus Plan; and (2) had accumulated three (3) or more Years of Service (as determined on December 31, 1994) while employed by HCA-Hospital Corporation of America or one of its subsidiaries.

8.3 FORFEITURE OF NON-VESTED ACCOUNT BALANCES. The portion of any Account that is determined under this Article to be forfeitable shall be forfeited in accordance with the rules set forth in this Section and applied as provided under Article IV.

      8.3.1 Reemployment After Five (5) Consecutive One Year Breaks in Service. A Participant who has separated from service, but is reemployed after incurring five (5) consecutive One Year Breaks in Service shall not be entitled to receive credit for vesting purposes for Years of Service earned prior to the five (5) consecutive One Year Breaks in Service, except as follows:

            (a) If he had a nonforfeitable right to all or a portion of his Account derived from Forfeitable Contributions at the time of his separation from service, such Participant shall receive credit for Years of Service earned prior to the five (5) consecutive One Year Breaks in Service upon his completion of a Year of Service following the date of his reemployment with respect to his Account derived from Forfeitable Contributions.

            (b) With respect to his Account derived from Forfeitable Contributions after his reemployment, if he did not have a nonforfeitable right to all or any portion of his Account derived from Forfeitable Contributions at the time of his separation from service, such Participant shall receive credit for Years of Service earned prior to the five (5) consecutive One Year Breaks in Service if (1) he completes a Year of Service after his reemployment, and (2) at the time he completes such Year of Service his number of consecutive One Year Breaks in Service does not equal or exceed the greater of
                  (i) his aggregate Years of Service earned before his period of consecutive One Year Breaks in Service; or (ii) five (5) years.

            (c) All Years of Service earned after five (5) consecutive One Year Breaks in Service shall be disregarded in determining a Participant's nonforfeitable percentage in his Account derived from Forfeitable Contributions which accrued prior to the five
                  (5) consecutive One Year Breaks in Service.

      8.3.2 Reemployment Prior to Incurring Five Consecutive One Year Breaks in Service. A former Participant who is reemployed prior to incurring five (5) consecutive One Year Breaks in Service shall not be entitled to receive credit for vesting purposes for Years of Service earned prior to the consecutive One Year Breaks in Service until he has completed a Year of Service following the date of his reemployment with respect to his Account derived from Forfeitable Contributions. A former Participant who is reemployed prior to incurring a One Year Break in Service shall receive credit for his Years of Service upon his date of reemployment.

      8.3.3 Reemployment. The forfeited portion of the Account of a Participant who was not fully vested upon distribution and who received a Cash-Out partially attributable to his Account derived from Forfeitable Contributions shall be restored to an Account for such Participant if he returns to the employ of the Employer and:

            (a)   repays the Cash-Out amount to the Trust Fund; and

            (b) such repayment occurs before the earlier of (i) five (5) years after the first date on which the Participant is subsequently reemployed by the Employer or (ii) the date on which the Participant incurs five (5) consecutive One Year Breaks in Service following the date of distribution of the Cash-Out.

            A Participant who was not vested in any portion of his Account derived from Forfeitable Contributions at the time of his separation from service shall be deemed to have made the repayment of a Cash-Out on the date the Participant returns to the employ of the Employer if he returns to employment before incurring five (5) consecutive One Year Breaks in Service. The permissible sources of restoration of the forfeited portion of an Account upon repayment (or deemed repayment) of a Cash-Out in accordance with this subsection are income or gain from Plan investments and Forfeitures. Nothing in this section shall be deemed to permit a Participant to repay a Cash-Out where such Participant was 100% vested in the portion of his Account attributable to his Account derived from Forfeitable Contributions at the time of such Cash-Out.

            Cash-Out repayments and deemed repayments shall apply under this Plan with respect to individuals who separated from service while a participant in one or more of the Columbia Plans prior to the Closing Date but their employer at the time of separation from service was a company which is owned (directly or indirectly) by the Employer on the Closing Date. Such repayments and deemed repayments shall also apply with respect to accounts of individuals specified in Section 2.1.5 who are not covered by the preceding sentence.

      8.3.4 Timing of Forfeitures. The nonvested portion of the Account of a Participant who is not fully vested in the portion of his Account derived from Forfeitable Contributions at the time he separates from service and who receives a Cash-Out following his separation from service shall be a Forfeiture as of the last day of the Plan Year in which such Participant incurs a One Year Break in Service or, if later, at the time of distribution. A Cash-Out is a distribution following separation from service of a Participant's total vested Account balance. For this purpose, if, at the time of a Participant's separation from service, such Participant is not vested in any portion of his Account derived from Forfeitable Contributions, the Plan Administrator will be deemed to have made a Cash-Out distribution to such Participant. The nonvested portion of the Account of a Participant who is partially vested in his Account derived from Forfeitable Contributions at the time he separates from service but who does not receive a Cash-Out shall be a Forfeiture as of the end of the Plan Year in which such Participant incurs his fifth consecutive One Year Break in Service. The nonvested portion of the Account of a Participant who does not separate from service but who incurs five consecutive One Year Breaks in Service shall be a Forfeiture upon the fifth One Year Break in Service.

8.4   VESTING AT EARLY RETIREMENT AGE AND NORMAL RETIREMENT AGE. Notwithstanding
      Section 8.1 or 8.2, a Participant shall become one hundred percent (100%) vested in his accrued Account upon his attainment of Early Retirement Age or Normal Retirement Age provided that he has not separated from service with the Employer prior to such date.

8.5 VESTING UPON DEATH. Notwithstanding Sections 8.1 or 8.2, a Participant's Account shall become one hundred percent (100%) vested upon his death if his death occurs while he is an Employee.

8.6 VESTING UPON TOTAL AND PERMANENT DISABILITY. Notwithstanding Section 8.1 or Section 8.2, the Account of a Participant who is an Employee shall become one hundred percent (100%) vested upon becoming Totally and Permanently Disabled while employed.

                                   ARTICLE IX

                       PAYMENT OF BENEFITS TO PARTICIPANTS

9.1 COMMENCEMENT OF BENEFITS. Except as otherwise required under Section 9.9, a Participant shall be entitled to receive his Plan Benefits upon the following conditions:

      9.1.1 Normal Retirement. A Participant who separates from service with the Employer on or after attaining Normal Retirement Age may elect to receive a distribution of his Plan Benefits as of his Normal Retirement Date or thereafter, following his separation from service.

      9.1.2 Early Retirement. A Participant who separates from service with the Employer on or after having attained Early Retirement Age may elect to receive a distribution of his Plan benefits as of his Early Retirement Date or thereafter, following his separation from service. A Participant who separates from service with the Employer on or after the date on which such Participant has earned at least ten (10) Years of Service but prior to reaching the Age of fifty-five (55) may elect to receive a distribution of his Plan benefits as of his Early Retirement Date or thereafter, following his separation from service.

      9.1.3 Disability Benefits. A Participant who separates from service with the Employer as a result of becoming Totally and Permanently Disabled or becomes Totally and Permanently Disabled after having separated from service, but prior to otherwise being eligible to receive benefits under this Plan, may elect to receive distribution of his Plan Benefits following the approval of the Participant's claim for Total and Permanent Disability benefits.

      9.1.4 In-Service Withdrawal(s). In accordance with Section 9.8, a Participant may elect to receive a distribution of a portion of certain sub-accounts in his Account prior to separating from service.

      9.1.5 Separation from Service. Consistent with Sections 9.5 and 9.7, a Participant who separates from service may elect to receive his vested Plan Benefits.

      9.1.6 Administrative Delay. Notwithstanding any provision of this Article IX to the contrary, benefit payments may be delayed due to administrative circumstances.

9.2 DEATH BENEFITS. Subject to Section 9.16, if a Participant dies before becoming entitled to benefits under Section 9.1, the Participant's Beneficiary or Contingent Beneficiary shall be entitled to a death benefit equal in value to the Participant's vested Account, determined as of a Valuation Date which falls within a reasonable period of time preceding the date of distribution of such death benefits, increased by the amount of any Salary Deferral Contributions, Employee Voluntary Contributions, loan repayments contributed to the deceased Participant's Account, ESOP Contributions, Profit Sharing Contributions and Matching Employer Contribution Allocations since such Valuation Date, and decreased by the amount of any distributions from the deceased Participant's Account since such Valuation Date. Such benefits shall be payable as provided in the Participant's Beneficiary designation form, provided that a Qualified Waiver must be properly executed and submitted if the surviving spouse is not the Beneficiary.

      9.2.1 Payment of Death Benefits - General Rule. Except as otherwise provided herein, payment of death benefits shall be made as soon as is administratively feasible following approval of a claim for death benefits. Beneficiaries and Contingent Beneficiaries shall notify the Plan Administrator in writing of the death of any individual which entitled them to payment of benefits. Notwithstanding any provision of this Section to the contrary, subject to Section 9.9, if the death beneficiary is the surviving spouse, such beneficiary may elect to receive the Participant's vested account in a lump-sum distribution at any time following death. Subject to Section 9.9, payment to nonspouse Beneficiaries and Contingent Beneficiaries shall be made in a lump sum as soon as administratively feasible following approval of the claim for death benefits.

      9.2.2 Nonsurviving Beneficiary or Contingent Beneficiary. If neither a Beneficiary nor a Contingent Beneficiary survives the Participant or if no such Beneficiary and/or Contingent Beneficiary has been effectively named by the Participant, the Beneficiary designated in subsection 9.2.3 shall be paid a lump sum benefit, equal to the value of the Participant's vested Account, determined as of a Valuation Date which falls within a reasonable period of time preceding the date of distribution of such death benefits, increased by the amount of any Salary Deferral Contributions, Employee Voluntary Contributions, loan repayments contributed to the deceased Participant's Account, ESOP Contributions, Profit Sharing Contributions and Matching Employer Contribution Allocations since such Valuation Date, and decreased by the amount of any outstanding loan balance and any distributions from the decreased Participant's vested Account since such Valuation Date.

      9.2.3 Beneficiaries. If a Participant's benefits are still outstanding at such Participant's death and his Beneficiary does not survive him, the benefits shall be paid to his named Contingent Beneficiary. If a deceased Participant is not survived by either a named Beneficiary or a Contingent Beneficiary (or if no Beneficiary or Contingent Beneficiary was properly named), the deceased Participant's Plan Benefits shall be paid in a lump sum payment to the person, persons or entity in the first of the following classes of beneficiaries with one or more members of such class then surviving: (a) widow or widower; (b) the Participant's estate, or state law equivalent thereof, if such estate (or equivalent) is established within the six month period beginning with the date of the Participant's death;
            (c) children; (d) parents; (e) brothers and/or sisters; or (f) pursuant to state intestacy law. The Plan Administrator shall have complete discretion to determine whether a person or thing falls within the preceding hierarchy. If the Beneficiary or Contingent Beneficiary is living at the death of the Participant, but such person dies prior to receiving the death benefit, such death benefit shall be paid to the estate of such deceased Beneficiary or Contingent Beneficiary.

9.3 FORM OF BENEFIT DISTRIBUTION. Subject to Section 9.16, a Participant who is entitled to receive his Plan Benefits may elect to receive his Plan Benefits in one of the following forms:

      (i)   A lump sum distribution in cash;

      (ii) Installments to be paid over a period of 5, 10, 15 or 20 years, but such term shall not exceed the life expectancy of the Participant, or the joint and last survivor life expectancy of the Participant and designated Beneficiary. Installments shall be paid monthly, quarterly or annually, as so elected by the Participant;

      (iii) A joint and 50% survivor annuity for the Participant and his spouse;

      (iv)  A life annuity;

      (v)   A life annuity with guaranteed payments; or

      (vi) A distribution of a paid-up nontransferable and irrevocable annuity contract providing for payment of substantially equal periodic installments commencing with the date the contract is issued and continuing for a period certain not to exceed twenty (20) years. This form of benefit distribution shall not be available to a Beneficiary or Contingent Beneficiary who is not the Participant's surviving spouse.

      Any Participant who elected to receive installment payments under this
      Section 9.3(ii), and has been receiving installment payments due to a separation from service, shall have his installment payments suspended upon his return to service as an Employee. During such period of suspension, his Account shall be credited with earnings and losses pursuant to his investment instruction as to Funds. If a married Participant elects an annuity, the annuity shall be a joint and 50% survivor annuity for the Participant and his spouse unless the spouse consents otherwise in accordance with the procedures set forth in Section
      9.16.3. Section 14.17 provides additional rules concerning optional benefit forms with respect to plans merged into this Plan.

      9.3.1 Distribution of Annuity Contracts. Any payments made pursuant to any annuity shall be payable to the Participant during his lifetime and, if applicable, to the Participant's Beneficiary after the death of the Participant under a paid-up nontransferable and irrevocable annuity contract. In no event shall the annuity provide payments that require survival of any individual as one of the conditions for any payment or possible payment under the annuity and in no event shall the annuity contract provide any life insurance benefit that would be excluded from gross income under Code Section 101(a). The terms of an annuity contract purchased and distributed by the Plan to a Participant or spouse shall comply with the requirements of the Plan.

      9.3.2 Stock Distributions. To the extent that a Participant is invested in the Company Stock Fund and/or the ESOP Fund, he may elect to receive a lump sum distribution in Company Stock, and to the extent that the Participant is invested in the Columbia Stock Fund and/or the Triad Stock Fund, such election shall also apply to Columbia Stock and Triad common stock, except that fractional shares shall be converted to and paid in cash, and declared but unpaid cash dividends shall be paid in cash. If any additional shares of Company Stock (or, if applicable, Columbia Stock) are subsequently allocated to the Participant's Account, such shares shall be distributed to the Participant or his Beneficiary as soon as practicable following the date on which such additional allocation is made.

            All installment and annuity distributions under this Section shall be made in cash.

9.4 PARTICIPANT'S ELECTION OF BENEFITS. All elections of benefits under this Article shall be in writing on a form provided by the Plan Administrator and shall be irrevocable upon the expiration of the applicable Election Period, or, if earlier, upon distribution of the Participant's benefits under the election.

      9.4.1 Distribution. The Trustee shall distribute the benefits elected under this Section as soon as administratively feasible following the Trustee's receipt of distribution instructions from the Plan Administrator and following completion of valuation of the Participant's Account for the Valuation Date specified in this Section for valuation of the Participant's benefits. The distribution of benefits shall in all cases be made by the Trustee to the recipient within a single taxable year of the recipient so as to qualify (to the extent possible) as a lump sum distribution under Code Section 402(e)(4)(D).

      9.4.2 Account Closed. A Participant's Account shall be deemed to be closed as of the Valuation Date specified in this Section for determining benefits, and, except in the case of a special valuation under
            Article V, no earnings or losses shall be added to or subtracted from such Account following such Valuation Date.

      9.4.3 Valuation and Election. For purposes of Sections 9.1, 9.5 and 9.7, the Participant's Plan Benefit, to the extent vested, shall be valued on a Valuation Date which falls within a reasonable period of time following the Plan Administrator's receipt of notice that the Participant's Plan Benefits are to be distributed. The Participant shall be entitled to receive his Plan Benefits in the form of payment provided under Section 9.3. Notwithstanding any other provision of this Plan, the date for distribution of benefits may be delayed to the extent necessary to properly determine the value of the Participant's Account or to take such other actions as are reasonably necessary to distribute the Participant's Plan Benefits.

      9.4.4 Filing of Request for Distribution. It shall be the duty of Participants and Beneficiaries to inform the Plan Administrator of any change in their home address and to file written claims (or to make requests under the Voice Response System) for benefits provided under this Plan. The Plan Administrator shall not be required to determine eligibility for, or make payment of, Plan Benefits to which Participants or Beneficiaries are otherwise entitled until a written claim for such benefits is filed with the Plan Administrator (or an election to receive benefits is made by the Participant through the Voice Response System); provided, however, that this sentence shall not prevent the Plan Administrator from directing the Trustee to make lump sum distributions in those cases in which a timely election specifying the time and manner of payment of Plan Benefits is not filed. In no event, however, shall the Plan Administrator make any distribution to a Participant until that Participant's outstanding loans have been liquidated in full.

      9.4.5 Timing. If an election to receive Plan Benefits is made, the distributions specified in Sections 9.1 and 9.2 shall be made by the end of the Plan Year following the Plan Year during which the Participant separates from service by reason of attainment of Normal Retirement Age, attainment of Early Retirement Age, death or Total and Permanent Disability.

9.5 SPECIAL DISTRIBUTIONS RULES. Notwithstanding any other provision of this Plan, unless this Plan is amended to permit a trustee to trustee transfer to a recipient plan, a Participant's Salary Deferral Contribution Account, Prior Salary Deferral Contribution Account and all amounts transferred from the HealthTrust Plan shall be distributable upon:

      (a) Termination of the Plan without the establishment or maintenance of another defined contribution plan;

      (b) Consistent with Treasury Regulations, the disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Section 409(d)(2) of the Code) used in a trade or business of such corporation if such corporation or an Affiliated Employer continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets;

      (c) Consistent with Treasury Regulations, the disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code) if such corporation or an Affiliated Employer continues to maintain this Plan, but only with respect to Employees who continue employment with such subsidiary;

      (d)   Such Participant's death or disability;

      (e) Such Participant's attainment of Age fifty-nine and one-half (59 1/2); or

      (f)   Such Participant's Qualifying Hardship within the meaning of Section
            9.6.1 of the Plan and subject to Section 9.6 of the Plan.

      Unless accounts of affected Employees or Participants are spun-off or transferred to a plan established by the corporation(s) being spun-off, a corporate spin-off which qualifies under Code Section 355 shall be considered a disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary, under subsection (c).

9.6 DISTRIBUTIONS IN THE CASE OF CERTAIN FINANCIAL HARDSHIPS. A Participant who is an Employee and who experiences a Qualifying Hardship may elect in writing to receive a distribution of all or part of the portion of his Salary Deferral Contribution Account, Prior Salary Deferral Contribution Account, Rollover Account, Employee Voluntary Contribution Account, Prior Employer Contribution Account, Thrift Account and Thrift Matching Account.

      9.6.1 Qualifying Hardship. "Qualifying Hardship" shall mean a hardship within the meaning of the Treasury Regulations interpreting Code
            Section 401(k) which results from expenses incurred or to be incurred in connection with the following:

            (a) The incurrence of, and the necessity of receiving cash in advance in anticipation of and to pay for, uninsured and unreimbursed or unreimbursable medical expenses, by the Participant, his spouse or any child or other person who has been or will be claimed as a dependent on the Participant's federal income tax return for the tax year covered by the Plan Year during which the request is made (which period will hereinafter be referred to as "Applicable Tax Year");

            (b) The purchase of the Participant's principal residence (but shall not include any payments on the mortgage pertaining to this principal residence);

            (c) The prevention of the Participant's eviction from or the foreclosure on the mortgage of the Participant's principal residence; or

            (d) The payment of tuition expenses, related educational fees and room and board expenses for the next twelve months of post secondary education on behalf of or by the Participant, his spouse or any person who may or will be claimed as a dependent on the Participant's federal tax return for the Applicable Tax Period.

      9.6.2 Immediate and Heavy Financial Need. A distribution made on account of a "Qualifying Hardship" must be necessary in light of the immediate and heavy financial needs of the Participant.

            (a) A distribution requested on account of a Qualifying Hardship shall not exceed the amount required to meet the immediate financial need created by the hardship (grossed-up for income taxes) and which is not reasonably available from other resources of the Participant. In support of his request, the Participant must provide to the Plan Administrator the specific dollar amount of the expense and the specified dollar amount of the distribution needed to satisfy this expense, as well as represent that the financial need cannot be satisfied from other resources, such as:

                  (1) Reimbursement or compensation through insurance or some similar source;

                  (2) Through a reasonable liquidation of assets owned either by the Participant, his spouse or children, to the extent such assets are reasonably available to the Participant and would not create an additional, immediate and heavy financial need; or

                  (3) Through the discontinuation of elective deferrals to this Plan or by receipt of a loan from a commercial lender or by receipt of a loan under the Plan.

      9.6.3 Limitation on Qualifying Hardship Distributions. A Qualifying Hardship distribution shall not be made or comprised of amounts attributable to:

            (a) Income earned after December 31, 1988, on Salary Deferral Contributions; and

            (b) Any portion of a Participant's Account balance other than his Salary Deferral Contributions and rollover contributions and direct transfers from other qualified retirement plans.

      9.6.4 Suspension From Plan. If a Participant's hardship withdrawal request is approved by the Plan Administrator, no further Salary Deferral Contributions shall be contributed on behalf of the Participant by the Employer, and no elective contributions or Employee contributions, except for contributions to any health or welfare benefit plans and mandatory contributions to defined benefit plans maintained by the Employer (if any), may be made by the Participant under any tax-qualified deferred compensation plans (as defined in Code Section 401(a)) or under nonqualified deferred compensation plans of the Employer, for twelve (12) months following the date of hardship withdrawal. The Participant may not make Salary Deferral Contributions for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code Section 402(g) for the next taxable year minus the amount of the Participant's elective contributions for the taxable year of the hardship distribution. Notwithstanding the foregoing, this Section 9.6.4 shall apply only in the event that a Participant's hardship withdrawal is made all or partially from his Salary Deferral

            Contribution Account in accordance with the hierarchy of the sources of distribution determined by the Plan Administrator from his sub-accounts.

      9.6.5 Plan Administrator's Responsibility. The Plan Administrator shall have complete discretion to approve or disapprove hardship withdrawal requests based upon the Plan Administrator's determination as to whether the Participant who has filed such claim has satisfied the criteria as reflected in this Section 9.6 for a Qualifying Hardship. The amount of the hardship withdrawal approved by the Plan Administrator shall not exceed the amount that the Plan Administrator determines is necessary to remedy the financial burden attributable to the Qualifying Hardship.

      9.6.6 Allocation of Earnings and Losses. The amount available for a hardship withdrawal shall be determined as of a Valuation Date which falls within a reasonable period of time preceding the date the hardship withdrawal is approved. The amount distributed to a Participant as a hardship withdrawal shall be taken into account for purposes of allocating earnings or losses as of the Valuation Date following the date such withdrawal is made or as soon as administratively feasible thereafter. The Plan Administrator shall determine the order of sub-accounts from which hardship withdrawals shall be taken, and such order shall apply equally to all Participants.

      9.6.7 Same Desk Rule. Notwithstanding any preceding provision of this Section to the contrary, a Participant who ceases to be an Employee due to a sale of his facility which is subject to the same desk rule (thus prohibiting a distribution) is eligible to request a hardship distribution.

9.7 CASH-OUT PROCEDURE UPON SEPARATION FROM SERVICE. A Participant who separates from service for reason other than attainment of Early Retirement Age, Normal Retirement Age, Total and Permanent Disability or death and whose vested Plan Benefits do not exceed $5,000 shall be paid his vested Plan Benefits in the form of a "Cash-Out." A Participant who separates from service for reason other than attainment of Normal Retirement Age or death and whose vested Plan Benefits exceed $5,000 shall be entitled to elect to receive a Cash-Out of his vested Plan Benefits. Any election to receive a Cash-Out must be made by the Participant during the time frame specified by the Plan Administrator and communicated to Participants on a uniform basis. If, at the time of a Participant's separation from service, such Participant is not vested in any portion of his Account attributable to Matching Employer Contribution Allocations, the Plan Administrator will be deemed to have made a Cash-Out distribution to such Participant of such Matching Employer Contribution Allocations. The Plan Administrator may require that any Participant who is eligible to receive a Cash-Out complete such forms as are required by the Plan Administrator (or take other action through the Voice Response System) in order for such Cash-Out to be paid. The Plan benefits of any Participant whose vested Plan Benefits exceed $5,000 who fails to properly complete such necessary forms shall remain in the Trust, subject to the distribution provisions of this Article. Forms for Cash-Outs shall be mailed to Participants as soon as administratively feasible following the date on which the Participant separates from service. Cash-Outs for which the necessary forms have been




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

      properly submitted to the Plan Administrator shall be paid as soon as practicable following the Plan Administrator's receipt of forms or election on the Voice Response System, if applicable. Vested Plan Benefits which are paid as a Cash-Out shall be valued in accordance with Section 9.4.3.

      9.7.1 Notification of Options. No less than 30 days nor more than 90 days before a Cash-Out is paid, each Participant with a Plan Benefit in excess of $5,000 who has separated from service shall be given notice of: (a) the material features and relative values of the optional forms of benefit available under the Plan; and (b) his right to defer receipt of a distribution. Following receipt of the notice described in the preceding sentence, a Participant who elects to receive a Cash-Out shall be paid his Plan Benefit within 90 days after his written consent to receive the Cash-Out is received by the Plan Administrator. If a distribution is one to which sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

            (1) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

            (2) the Participant, after receiving the notice, affirmatively elects a distribution.

      9.7.2 Valuation. In determining whether a Participant's vested Plan Benefits equal or exceed $5,000, the Plan Administrator shall determine such amount as of a Valuation Date preceding distribution.

9.8 IN-SERVICE WITHDRAWALS. A Participant shall be entitled to receive a distribution of certain sub-accounts in his Account while an Employee in accordance with this Section.

      9.8.1 Thrift Account Withdrawals. A Participant may elect to take a distribution of all or a portion of his Thrift Account, Rollover Account and Thrift Matching Account at any time.

      9.8.2 Employee Voluntary Contribution Withdrawals. A Participant may elect to take a distribution of all or a portion of his Employee Voluntary Contribution Account at any time, provided, however, that such Participant shall not be entitled to make additional Employee Voluntary Contributions for the six-month period following the date such withdrawal is made.

      9.8.3 Employee Voluntary Matching Contribution Allocations Withdrawals. A Participant who has completed five or more Years of Service may elect to take a distribution of all or a portion of his Employee Voluntary Matching Contribution Allocations Account at any time. A Participant who has not completed at least five

            Years of Service may elect to take a distribution of only that portion of his Employee Voluntary Matching Contribution Allocations Account that was credited to his Employee Voluntary Matching Contribution Allocations Account more than twenty-four (24) months prior to his distribution.

      9.8.4 Age 59 1/2 Distributions. Upon attainment of age fifty-nine and one-half (59 1/2) and thereafter, a Participant may elect to receive a distribution of all or a portion of their Rollover Account, Thrift Account, Prior Employer Contribution Account, Thrift Matching Account, HealthTrust Account, Employee Voluntary Contribution Account (regardless of his Years of Service or the time amounts have been credited to such Account), Prior Salary Deferral Contribution Account and Salary Deferral Contribution Account. The Plan Administrator shall establish an order of sub-accounts from which such withdrawals are made, and such order shall apply equally to all Participants. Notwithstanding the foregoing, a Participant who ceases to be an Employee due to a sale of his facility which is subject to the same desk rule (thus prohibiting a distribution) is eligible to request an age 59 1/2 distribution.

9.9 MANDATORY COMMENCEMENT OF BENEFITS. Distribution of a Participant's Plan Benefits balance shall begin not later than whichever of the two following events first occurs:

      (a) Unless the Participant otherwise elects, or the distribution of his Plan Benefits occurs as of an earlier date as permitted under this Article, sixty (60) days after the last day of the Plan Year in which the latest of (1) or (2) occurs:

            (1)   The Participant's Normal Retirement Age;

            (2)   The Participant's separation from service; or

      (b)   The Required Beginning Date.

      For purposes of Subsection (a) of this Section 9.9, a failure by the Participant (and, where applicable, the Participant's spouse) to consent to receive a distribution of Plan Benefits while immediately distributable shall be deemed an election to defer payment of such benefits.

      9.9.1 Required Beginning Date. Notwithstanding any provision of the Plan to the contrary, distributions of a Participant's Plan Benefits shall commence not later than one of the following dates (hereinafter referred to as "Required Beginning Date"):

            (a) For Participants who are not five (5) percent owners, as defined in Code Section 416, the 1st day of April of the calendar year following the later of the calendar year in which the Participant (1) attains age seventy and one-half (70-1/2), or (2) retires;

            (b) For Participants who are five (5) percent owners, as defined in Code Section 416, the 1st day of April of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70-1/2).

      9.9.2 Valuation and Form of Distribution. The Participant's Plan Benefits shall be valued and distributed in accordance with Section 9.4, with the form of distribution being governed by Sections 9.3 and 9.7.

      9.9.3 Amount of Required Distribution. The Plan Administrator shall distribute on the Required Beginning Date the Participant's Plan Benefits as determined in the following manner:

            (a) Lump Sum Distributions. In the event a Participant has separated from service and a lump sum distribution has been properly elected under this Article, the Participant's Plan Benefits shall be paid in full prior to the Participant's Required Beginning Date, with the value of such Plan Benefits being determined as of a Valuation Date which falls within a reasonable period of time preceding payment.

            (b) Installment and Annuity Distribution. In the event a Participant has separated from service but no distribution election has been made, or an annuity form of benefit has been elected but the annuity has not yet been purchased and distributed, or the Participant has not separated from service, distributions shall commence no later than the Required Beginning Date, with such benefits being paid over a period not longer than the Participant's life or the lives of the Participant and the Designated Beneficiary (or over a period not extending beyond the life expectancy of the Participant or joint life and last survivor expectancy of the Participant and the Designated Beneficiary).

                  The amount to be distributed each year, beginning with distributions for the first Distribution Calendar Year shall not be less than the quotient obtained by dividing the Participant's Benefit by the lesser of (1) the Applicable Life Expectancy or (2) if the Participant's spouse is not the Designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Proposed Regulations Section 1.401(a)(9)-2. Distributions after the death of the Participant shall be distributed using the Applicable Life Expectancy as the relevant divisor without regard to Proposed Regulations Section 1.401(a)(9)-2. The minimum distribution required for the Participant's first Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the distribution calendar year in which the Employee's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

            9.9.4 General Rules.

                  (a) The requirements of this Section shall apply to any distribution of a Participant's interest and will take precedence over inconsistent provisions of this Plan. However, in no event shall distributions under this
                        Section include any amount of a Participant's Account which is not vested.

                  (b) All distributions required under this Section shall be determined and made in accordance with the Treasury Regulations under Code Section 401(a)(9), including the minimum distribution incidental benefit requirement of Proposed Treasury Regulation Section 1.401(a)(9)-2, and any other applicable guidance issued by the Internal Revenue Service.

            9.9.5 Limits on Distribution Periods. As of the first Distribution
                  Calendar Year, distributions, if not made in a single-sum due to a separation from service, may only be made over one of the following periods (or a combination thereof):

                  (a)   the life of the Participant,

                  (b)   the life of the Participant and a Designated
                        Beneficiary,

                  (c) a period certain not extending beyond the life expectancy of the Participant, or

                  (d) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a Designated Beneficiary.

            9.9.6 Death Distribution Provisions.

                  (a) Distribution beginning before death. If the Participant dies after distribution of his interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

                  (b) Distribution beginning after death. If the Participant dies before distribution of his interest has begun, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made by the Designated Beneficiary to receive distributions in accordance with (i) or (ii) below:

                        (i) distributions to be paid over the life or over a period certain not greater than the life expectancy of the Designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

                        (ii) if the Designated Beneficiary is the Participant's surviving spouse, distributions to be paid in accordance with (i) above beginning on or prior to the later of (1) December 31 of the calendar year immediately following the calendar year in which the participant died or (2) December 31 of the calendar year in which the Participant would have attained his Required Beginning Date.

                  (c) For purposes of subsection (b) above, if the surviving spouse dies after the Participant, but before payments to such spouse begin, the provisions of subsection (b), with the exception of paragraph (ii) therein, shall be applied as if the surviving spouse were the Participant.

                  (d) For purposes of this Section, any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

                  (e) For purposes of this Section, distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date (or, if subsection
                        (c) is applicable, the date distribution is required to begin to the surviving spouse under subsection (b) above).

            9.9.7 Definitions.

                  (a) Applicable Life Expectancy. The Life Expectancy of the Participant or the joint and last survivor expectancy of the Participant and Designated Beneficiary.

                  (b) Designated Beneficiary. The individual who is designated as the Beneficiary under the Plan in accordance with Code Section 401(a)(9) and the regulations thereunder.

                  (c) Distribution Calendar Year. A calendar year for which a minimum distribution is required under Code Section 401(a)(9) and the Regulations issued thereunder. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to Section 9.9.6 above.

                  (d) Life Expectancy. Life Expectancy and joint and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations. The Life Expectancy of the Participant and the Life Expectancy of a Designated Beneficiary who is the

                        Participant's Spouse shall be recalculated annually. The Life Expectancy of a Designated Beneficiary who is not the Participant's Spouse shall not be recalculated.

                  (e) Participant's Benefit. The Account balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (Valuation Calendar Year) increased by the amount of any contributions or forfeitures allocated to the Account Balance as of dates in the Valuation Calendar Year after the Valuation Date and decreased by distributions made in the Valuation Calendar Year after the Valuation Date.

9.10 PARTICIPANT LOANS. The Plan Administrator may direct the Trustee to loan a Participant who is an Employee amounts attributable to Salary Deferral Contributions (including amounts in the Participant's Prior Salary Deferral Contribution Account but excluding earnings on all Salary Deferral Contributions that were earned after 1988) as well as his Employee Voluntary Contribution Account, Rollover Account, Thrift Account, Thrift Matching Account and Prior Employer Contribution Account, on a reasonably equivalent basis, subject to the following limitations:

      (a) A Participant's loan, when added to the balance of any other outstanding loans the Participant may have, shall not exceed the lesser of:

            (1) $50,000 reduced to the extent of (i) the highest outstanding loan balance of the Participant's loans outstanding during the immediately prior 12-month period (ending the day before the new loan is granted) over (ii) the total of all outstanding loans the day the new loan is granted; or

            (2) Fifty percent (50%) of the Participant's Total Vested Account Balance.

            (3) For purposes of the 50 percent limitation, "Total Vested Account Balance" means the total dollar value, as of a Valuation Date which falls within a reasonable period of time preceding the date of the loan, of the vested portion of the Participant's Account including rollover contributions and direct transfers from other qualified retirement plans as set forth in Section 14.7 and investment earnings credited to the Participant's Account. Monies from rollovers as set forth in
                  Section 14.7, if any, will be depleted first for purposes of Participant loans. The Plan Administrator may utilize a percentage which is less than 50 percent, to insure that a downward adjustment in the Participant's Total Vested Account Balance between the loan calculation date and the actual loan date will not cause a violation of the 50 percent test.

            (4) All loans shall be subject to the approval of the Plan Administrator which shall investigate each application for a loan. Loans shall be permitted for any reason whatsoever.

            (5) In addition to such rules and regulations as the Committee may adopt, all loans shall comply with the following terms and conditions:

                  (A) The Plan Administrator shall have the power to investigate each application for a loan.

                  (B) Unless the Plan Administrator allows for loan applications through electronic media, an application for a loan by a Participant shall be made in writing, which shall reflect the consent of the Participant's spouse to the extent so required by the Code, to the Committee or its agent, whose action thereon shall be final.

                  (C) The period of repayment for any loan shall be arrived at by mutual agreement between the Committee or its agent and the borrower, but all loans shall become due and payable upon termination of employment and the period in no event shall be less than one year, nor shall it exceed five (5) years, except that a ten-year repayment rule shall apply to any loan used for the purpose of acquiring a home which is the Participant's principal residence.

                  (D) Each loan shall be no less than $1,000 and shall be made at a reasonable rate of interest determined by the Committee and shall be secured by the balance remaining in the Participant's Account, or by such other security as the Committee may deem to be adequate.

                  (E) Each loan shall be treated as a separate investment of the funds credited to such Participant's Account, and the Committee shall reduce such Participant's Fund balances in his Account pro rata (based on relative Fund balances in the Participant's Account) to account for each such loan.

                  (F) Any distribution to a Participant or to a Beneficiary (or any direct rollover amount) shall be reduced by any unpaid loan balance of such Participant or Beneficiary plus accrued interest thereon, until such loan balance plus accrued interest has been paid in full (either by direct repayment or by a reduction to distributions).

                  (G) No more than one loan to any Participant can be made in any calendar year and any Participant cannot have more than one loan outstanding at any time.

                  (H) Repayment of loans shall be by payroll deduction, or other approved method, on a level amortization basis except that a Participant may prepay the outstanding principal balance of his loan in full at any time.

                  (I) The Participant's investment instructions with respect to future Salary Deferral Contributions shall apply for purposes of loan repayments.

                  (J) If the Participant has received a loan or loans from the Plan in the past, a new loan application shall not be considered by the Plan Administrator until one year has expired after such prior loan(s) have been paid in full. A Participant may not receive an In-Service Withdrawal under Section 9.8 until all loans have been paid in full.

                  (K) The Plan Administrator shall determine the order of depletion of Accounts (or sub-accounts) when making a loan.

            Notwithstanding the preceding paragraphs of this Section, in the event of a plan transfer of Accounts of Participants to another tax-qualified plan, the loans of the Participants whose Accounts are transferred shall be included in the assets transferred to the transferee plan.

9.11 REQUIREMENT OF CONSENT. Subject to Section 9.16, if the value of a Participant's vested Account Balance derived from Employer and Employee contributions exceeds $5,000, and the Account Balance is immediately distributable, the Participant must consent to any distribution of such Account Balance. Consent shall not be required to the extent that a distribution is required to satisfy Section 401(a)(9), 401(k), 401(m), 402(g) or Section 415 of the Code. In addition, upon termination of the Plan, the Plan Benefits of a Participant who does not consent to a distribution of such Plan Benefits may be transferred to another defined contribution plan of the Employer (other than an employee stock ownership plan, as defined in Code Section 4975(e)(7)) which is qualified under Code
      Section 401(a)).

      An Account Balance is immediately distributable if any part of the Account Balance could be distributed to the Participant before the Participant attains (or would have attained if not deceased) the later of Normal Retirement Age or age 62.

9.12 ADMINISTRATIVE POSTPONEMENT OF BENEFITS. Except in the case of distributions on account of the Required Beginning Date under Section 9.9, the date for distribution of benefits may be delayed to the extent necessary to properly determine the value of the Participant's Account or to take such other actions as are reasonably necessary to prepare to distribute the Participant's Plan Benefits or to preserve the Plan's tax-qualified status.

9.13 SUSPENSION OF DISTRIBUTIONS IN CERTAIN CASES. Notwithstanding the preceding provisions of this Article, a Participant who has separated from service with a Participating Employer and who would be eligible to receive a distribution of his Plan Benefits pursuant to the preceding provisions of this Article, but who is employed by the Plan Sponsor or an

      Affiliated Employer when his Plan Benefits are distributable, shall not be paid his Plan Benefits, but rather shall only be eligible to receive such Plan Benefits after he separates from service with the Plan Sponsor or any Affiliated Employer as the case may be, in which case his Plan Benefits shall then be payable in accordance with the preceding provisions of this Article.

9.14 PARTICIPANT TRANSFERS. A Participant who transfers employment from one Participating Employer to another Participating Employer shall not be considered as terminating his employment with a Participating Employer and shall continue to be a Participant in this Plan without interruption.

9.15 ACCOUNT TRANSFERS IN DISPOSITIONS. Notwithstanding the foregoing provisions of this Article, in the event of an asset sale, stock sale or any other disposition of facilities by the Plan Sponsor or an Affiliated Employer which causes Participants of the sold facilities to cease to be employed by the Plan Sponsor or an Affiliated Employer, the Plan Administrator may transfer the Accounts of affected Participants (who are Employees of an Affiliated Employer immediately prior to such disposition) to the tax-qualified retirement plan of the purchaser in such disposition, provided that such purchaser's tax-qualified retirement plan must carry over all optional forms of benefit of this Plan, including timing of distributions, and must carry over all Years of Service under this Plan and subject such Accounts to a vesting schedule which is at all times after the transfer at least as favorable as the vesting schedule in this Plan. A transfer shall not occur unless the administrator of the transferee plan furnishes evidence of the foregoing provisions to the Plan Administrator. If so provided in an agreement between the buyer and the seller, the transfer provisions of the preceding sentences of this Section shall also apply to the Accounts and former Accounts of former Employees who are or were Participants but separated from service from the sold facility(ies) prior to the disposition.

9.16 QUALIFIED PRERETIREMENT SURVIVOR ANNUITY AND QUALIFIED JOINT AND SURVIVOR ANNUITY. Notwithstanding the dates on or the form in which Plan Benefits may be distributed in accordance with this Article, the following rules shall apply to a Participant's Columbia Money Purchase Pension Plan Account, unless a Qualified Waiver is executed and filed with the Plan Administrator in the manner hereinafter provided.

      9.16.1 Qualified Preretirement Survivor Annuity. A Participant's surviving spouse shall be entitled to a Qualified Preretirement Survivor Annuity if

             (a)   The Participant dies prior to the Annuity Starting Date;

             (b) The Participant had a vested right to any portion of his Account; and

             (c) The Participant leaves a surviving spouse to whom he was married at the time of his death.

                  (1) Exception for Spousal Election. The surviving spouse may elect to begin receiving payments within a reasonable time after the participant's death. In the alternative, the surviving spouse may elect to receive the Qualified Preretirement Survivor Annuity benefits at the time prescribed under Section 9.1, determined as if the Participant had lived until that time or at the time the Participant would have attained the Normal Retirement Age had he lived, unless a cash-out is exercised as hereinafter described.

                  (2) Notice Requests. The Plan Administrator shall provide each Participant during the Applicable Period with a written explanation (consistent with Regulations as the Secretary of Treasury may prescribe) describing

                        (a)   The Qualified Preretirement Survivor Annuity;

                        (b) The Qualified Waiver and the time for making a Qualified Waiver;

                        (c) The rights of the Participant's spouse under a Qualified Waiver; and

                        (d) The ability to revoke a Qualified Waiver and the effect of such a revocation.

                  (3)   "Applicable Period" shall have the following meaning:

                        (a) Within the period beginning on the first day of the Plan Year in which a Participant attains Age thirty-two (32) and ending on the last day of the Plan Year preceding the Plan Year in which the Participant attains Age thirty-five (35).

                        (b) If the Participant did not become a Participant until after Age thirty-two (32), the explanation shall be provided within the one (1) year period ending on the date the Participant commences participation in the Plan.

                        (c) In the case of Participants who separates from service before attaining Age thirty-five (35), the Applicable Period shall mean the period beginning one (1) year before the separation from service and ending one (1) year after such separation.

                        (d) If it would end later than the periods described in subparagraphs (a)-(c) of this paragraph 9.16.1(c)(3), then the Applicable Period shall be the period beginning one (1) year before Section 401(a)(11) of the Code first applies to the Participant and ending one
                                    (1) year after Section 401(a)(11) of the Code first applies to the Participant.

                        In the event of reemployment, the Participant shall be provided such notice as is otherwise required under this Section. Notwithstanding the foregoing notice and timing of notice rules, a notice and waiver may be given pursuant to Treas. Reg. Section 1.401(a)-20, Q&A 33(b), provided that any initial waiver shall be invalidated upon the beginning of the Plan Year during which he attains age thirty-five (35).

                  (4) Cash-Outs. If the value of the Participant's vested Account which would otherwise be utilized to provide the Qualified Preretirement Survivor Annuity is less than or equal to $5,000, then it shall be distributed in one payment to the surviving spouse in accordance with
                        Section 9.7.

                  (5) Post-Death Elections. Notwithstanding the foregoing, if the value of the Participant's vested Account which would otherwise be utilized to provide the Qualified Preretirement Survivor Annuity exceeds $5,000, after the death of a Participant who did not execute and file a Qualified Waiver, as provided under Section 9.16.3, the surviving spouse of such participant shall be entitled to elect to receive the vested Account balance of the Participant, as valued as of a Valuation Date which falls within a reasonable period of time preceding distribution (less any distributions made after such Valuation Date), in the form of a lump-sum distribution, to be paid as soon as administratively feasible after approval of a claim for benefits by the Plan Administrator following the Participant's death.

            9.16.2 Qualified Joint and Survivor Annuity. A Participant's Plan
                   Benefits under this Section of the Plan shall be paid in the form of a Qualified Joint and Survivor Annuity (as hereinafter defined) if

                  (a) The Participant, upon becoming eligible to do so, elects to receive his Plan Benefit; and

                  (b)   The Participant is alive on the Annuity Starting Date.

                  (1) Notice Requirements. No less than 30 days and no more than 90 days prior to the Annuity Starting Date, the Administrative Committee shall provide each Participant a written explanation of

                        (a) The terms and conditions of a Qualified Joint and Survivor Annuity;

                        (b) The Participant's right to make and the effect of a Qualified Waiver of the Qualified Joint and Survivor Annuity;

                        (c)   The rights of a Participant's spouse; and

                        (d) The right to revoke a prior waiver of the Qualified Joint and Survivor Annuity and the effect of such a revocation.

                  (2) If the value of the Participant's vested Account which would otherwise be utilized to provide the Qualified Joint and Survivor Annuity is less than or equal to $5,000, then it shall be distributed in one payment to the Participant in accordance with Section 9.7.

                  (3) If the value of the Participant's vested Account which would otherwise be utilized to provide the qualified Joint and Survivor Annuity exceeds $5,000, then if the Participant (if alive) and his spouse consent in writing on a Qualified Waiver, the Plan Benefits may be distributed in one payment in accordance with Section 9.7.

            9.16.3 Qualified Waiver of Distributions. The distribution of Plan
                   Benefits in the form of either a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity may be waived only if the Participant so elects and the Participant's spouse properly consents thereto pursuant to a Qualified Waiver, which must be filed with the Plan Administrator during the applicable Election Period. The spouse's consent to the Qualified Waiver must be in writing and must be witnessed by a Plan representative or notary public, and such consent shall acknowledge the effect of the spousal consent to the waiver. The Beneficiary, Contingent Beneficiary and form of benefit so designated pursuant to the consent to the Qualified Waiver by the spouse may not be changed without subsequent written spousal consent, unless the initial spousal consent allows for such changes without additional written spousal consent.

                  (1) Limitation on Qualified Waiver. Any Qualified Waiver or revocation thereof which is made during the Election Period described in the immediately preceding sentence shall apply only to that portion of the Participant's Account which accrued prior to his separation from service.



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


                                    ARTICLE X

                                CLAIMS PROCEDURE

10.1 FILING OF CLAIM. A Participant or Beneficiary shall make a claim for Plan Benefits by filing a written request with the Plan Administrator upon a form to be furnished to him for such purpose. The Plan Administrator shall process claims for benefits on the basis of the records of the Plan Administrator and Employer. The Plan Administrator shall determine all questions arising in the administration, interpretation and application of the Plan. All such determinations shall be final, conclusive and binding, except to the extent that they are appealed in accordance with the claims procedure provided in this Article.

10.2 DENIAL OF CLAIM. If a claim is wholly or partially denied, the Plan Administrator shall furnish the Participant or Beneficiary with written notice of the denial within ninety (90) days of the date the original claim was filed. However, an extension of time to process a claim, up to an additional ninety (90) days, shall be available if special circumstances warrant an extension of time and the Plan Administrator so notifies the Participant within the (initial) 90 day period. This notice of denial shall provide (a) the reason for denial; (b) specific reference to pertinent Plan provisions on which the denial is based; (c) a description of any additional information needed to perfect the claim and an explanation of why such information is necessary; and (d) an explanation of the Plan's claim procedure.

10.3 REVIEW OF DENIAL. The Participant or Beneficiary shall have sixty (60) days from receipt of the denial notice in which to make written application for review by the Plan Administrator. The Participant or Beneficiary may request that the review be in the nature of a hearing. The Participant or Beneficiary shall have the right to (a) representation; (b) review pertinent documents; (c) submit comments in writing. In considering an appeal, the Plan Administrator shall review and consider any written comments submitted by the Participant or by the Participant's duly authorized representative; however, the right to appeal does not require the Plan Administrator to allow the Participant or the Participant's representative to appear in person.

10.4 DECISION UPON REVIEW. The Plan Administrator shall issue a decision on such review within sixty (60) days after receipt of an application for review as provided in Section 10.3, except that if special circumstances require an extension of time for processing, a decision on review will be rendered as soon as possible, but in no event later than one hundred and twenty (120) days after receipt of an application for review.




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



                                   ARTICLE XI

                             THE PLAN ADMINISTRATOR

11.1 DESIGNATION. The Board of Directors shall appoint the Committee to perform the duties of the Plan Administrator in connection with administration of this Plan and such Committee shall give instructions to the Trustee. The Committee shall have the authority to construe the terms of the Plan and any decision reached by the Committee with regard to the Plan and any interpretation of the Plan's terms or the Trust's terms or the terms of any other document relating to the Plan shall be final and conclusive. The number of members of the Committees shall be determined from time to time by such Board. No person shall be disqualified from being a member by reason of being a Participant.

      (a) Any Committee member may resign from office or may be removed by the Board without cause. Such resignation or removal shall be accomplished at any time by delivery of a written notice of resignation to the Board or by written notice of removal to the Committee, to take effect on the date specified therein, which date shall not be less than ten (10) days after the delivery of such notice unless an earlier date shall be mutually agreed upon. Any Committee member shall cease to be a member upon his termination of employment.

      (b) Upon the resignation, removal, termination of employment or death of a Committee member, the Committee may promptly appoint a successor member or, alternatively, not appoint a successor member. In the event of the failure of the remaining Committee members to appoint a successor member, the remaining Committee members shall constitute and have the power to act as the full Committee from the date of the resignation, removal, termination of employment or death. The Board of Directors shall have the power to add, remove or reduce the number of Committee members.

      (c) The Committee shall notify the Trustee of the names of the Committee members together with specimen signatures, and shall promptly notify the Trustee of all membership changes and supply specimen signatures of all new members.

11.2 COMMITTEE ACTION. The Committee shall choose a chairman who shall preside at all meetings of the Committee and a secretary who shall keep minutes of the Committee's proceedings and all records pertaining to the Committee's administration of this Plan.

      (a) The Committee shall act by a majority of its members at the time in office and such action may be taken either by a vote at a meeting or in writing without a meeting.

      (b) The Committee may authorize its chairman or secretary or any one or more of its members to execute any document or documents or to take any action on behalf of the Committee, in which event the Committee shall notify the Trustee in writing of such action and the name or names of those so designated. The Trustee shall thereafter accept and rely conclusively upon any direction or document executed by such authorized member as representing action by the Committee until the Committee shall file with the Trustee a written revocation of such designation.

      (c) The Committee shall consult with the Trustee at least annually in regard to the investment policy of this Plan and the methods to be used to carry out the Plan's objectives. The Plan's needs for short term liquidity needs, and long range investment policies shall be communicated to the Trustee by the Committee.

11.3 RIGHTS AND DUTIES. The Committee shall enforce this Plan in accordance with its terms and shall be charged with its general administration. The Committee shall have full discretionary authority to construe the terms of the Plan, and to make all determinations required hereunder, and any decision reached by the Committee with regard to the Plan shall be final and conclusive. The Committee shall exercise all of its discretion in a uniform, nondiscriminatory manner and shall have all necessary power to accomplish those purposes, including but not limited to the power to:

      (a) Determine all questions concerning the eligibility of Employees to participate;

      (b) Compute and certify to the Trustee the amounts of benefits payable to Participants and their Beneficiaries, provided, however, that the Committee may, in its discretion, direct the Trustee to compute the amount payable to Participants and Beneficiaries, in cases for which the amount payable is not in dispute;

      (c) Maintain all necessary records for the administration of this Plan other than those maintained by the Trustee;

      (d)   Authorize all disbursements by the Trustee from the Trust;

      (e) Establish accounting and administrative procedures to be used by the Committee and by the Trustee, other than the ESOP Trustee, for the purpose of making equitable and nondiscriminatory allocations, valuations and adjustments to Participants' Accounts in accordance with the provisions and general concept of the Plan;

      (f) Direct the investments to be made by the Trustee in a manner consistent with the investments authorized by this Plan and the Trust, and

      (g) Make and publish such rules for the regulation of this Plan as are not inconsistent with the terms hereof.

11.4 INFORMATION. To enable the Committee to perform its functions, each Employer shall furnish it with full and timely information on all matters relating to the Compensation of

      Employees, their continuous employment, retirements, disabilities, deaths or the causes for terminations of employment and such other pertinent facts as the Committee may require. The Committee shall advise the Trustee of such of the foregoing facts as may be pertinent to the Trustee's administration of the Trust.

11.5 COMPENSATION AND EXPENSES. The members of the Committee shall serve without compensation for their services with respect to the Plan. The expenses of the Committee may, at the discretion of the Plan Sponsor, be paid by the Plan Sponsor and the Plan Sponsor may furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties. Expenses of the Committee or its agents reasonably incurred in administration of the Plan or investment of Plan assets which are not paid by the Plan Sponsor shall be paid from the Trust Fund. The Plan Administrator and/or Plan Sponsor may seek reimbursement for any expenses it pays or costs it incurs from the Participating Employers or from the Trust Fund.

11.6 CONSULTANTS, ADVISORS, MANAGERS AND SERVICE. The Committee may employ such consultants, advisors, investment managers and service providers described in Section 11.10 as it deems necessary or useful in administration of the Plan. Expenses incurred in employing such persons may, at the discretion of the Plan Sponsor, be paid by the Plan Sponsor, and such expenses reasonably incurred in administration of the Plan which are not paid by the Plan Sponsor shall be paid from the Trust Fund. The Plan Administrator may seek reimbursement for any expenses it pays from the Participating Employers or from the Trust Fund.

11.7 LIABILITY. Except as required by law, no member of the Committee shall be liable for the acts or omissions of any investment manager appointed to manage the assets of the Plan and Trust.

11.8 NOTICES AND DIRECTIONS. Actions by the Plan Sponsor shall be by its Board of Directors or its delegates. The Committee shall be protected in acting upon any such notice, certificate or other communication believed to be genuine and to have been signed by the proper party.

11.9 REIMBURSEMENT OF EXPENSES OF ADMINISTERING THE PLAN . As reimbursement for the expenses of administering the Plan, the Plan Administrator may direct the Trustee to reimburse the Plan Sponsor so much of the amounts reasonably paid or incurred during the taxable year of the Plan Sponsor as expenses of administering the Plan. The Trustee may also be directed by the Plan Administrator to pay reasonable plan administration expenses directly to the suppliers of the goods or services, as the case may be.

11.10 DESIGNATION OF SERVICE PROVIDERS. Notwithstanding any other provision of this Plan, the Committee may direct that any Record Keeping Function, as defined below, designated under the Plan or the Trust Agreement to be performed by the Committee or by the Trustee will be performed by a service provider designated by the Committee. Any such designation of a Record Keeping Function by the Committee shall relieve the Committee or the Trustee, as the case may be, of the duty to perform the Record Keeping Function so designated to be performed by such service provider. The Committee shall notify the Trustee in writing of any such Record Keeping Function for which the Trustee would otherwise have responsibility that has been designated to a service provider, and shall further notify the Trustee in writing if the Committee revokes the designation of the service provider and assigns such Record Keeping function to a different service provider or returns such Record Keeping Function to the Trustee. Notwithstanding the other provisions of this Section 11.10, the ESOP Trustee shall not perform any Record Keeping Functions.

      11.10.1 "Record Keeping Functions" shall, for purposes of this Section 11.10, include

            (a)   The allocation of Forfeitures;

            (b)   The allocation of Employer Contributions to Accounts;

            (c) The establishment of any Suspense Account to correct any excess Annual Addition;

            (d)   The correction of prior incorrect allocations;

            (e) The determination of the fair market value of each Participant's Account, based upon the Trustee's determination of the fair market value of the Trust Fund (including salary deferral contributions under the Columbia Salary Deferral Plan and HealthTrust Plan but not the determination of the fair market value of the Trust Fund);

            (f)   The allocation of earnings and losses;

            (g) The determination of the amount of benefits payable to Participants and Beneficiaries;

            (h) The maintenance of necessary records described in this Article;

            (i) The establishment of accounting and administrative procedures described in Section 11.3(e), provided that such procedures must be approved by the Committee;

            (j)   The furnishing of reports under Article XIV; and

            (k) The verification of the correctness of amounts contributed by Employers, and the notification of Employers of any discrepancy between the amount contributed and the amount required to be contributed as provided under Article II of the Trust Agreement.

       11.10.2 Special Rules. Any information required under this Plan to be furnished to the Committee or to the Trustee shall, at the direction of the Committee, be furnished to a service provider designated under this Section. The provisions of this Article governing the relationship of the Committee to the Trustee shall be applicable to the relationship of the Committee to a service provider designated under this Section.

                                   ARTICLE XII

                           THE TRUST FUND AND TRUSTEE

12.1 EXISTENCE OF TRUST. The Plan Sponsor may enter into one or more Trust Agreements with the Trustee(s) to hold the funds necessary to provide the benefits set forth in this Plan. The Plan Sponsor is authorized in its discretion to enter into a master trust agreement.

12.2 EXCLUSIVE BENEFIT RULE. The Trust Fund(s) shall be received, held in trust, and disbursed by the Trustee(s) in accordance with the provisions of the Trust Agreement(s) and this Plan. No part of the Trust Fund(s) shall be used for or diverted to purposes other than for the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering this Plan. No person shall have any interest in, or right to, the Trust Fund(s) or any part thereof, except as specifically provided for in this Plan or the Trust Agreement(s) or both.

12.3 REMOVAL OF TRUSTEE. The Board of Directors may remove the Trustee (or Trustees) at any time upon the notice required by the terms of the Trust Agreement(s), and upon such removal or upon the resignation of Trustee(s), the Board of Directors shall appoint a successor Trustee(s).

12.4 POWERS OF TRUSTEE. The Trustee(s) shall have such powers to hold, invest, reinvest, or to control and disburse the funds as at that time shall be set forth in the Trust Agreement(s) or this Plan.

12.5 INTEGRATION OF TRUST. Any Trust Agreement(s) shall be deemed to be part of this Plan, and all rights of Participants or others under this Plan shall be subject to the provisions of the Trust Agreement(s).

12.6 COORDINATION OF TRUSTS. Notwithstanding any other provision of the Plan to the contrary, to the extent more than one trust exists, any direction to (or powers, duties, rights and responsibilities of) a trustee shall apply to a particular Trustee only with respect to the Plan assets under his management.



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




                                  ARTICLE XIII

                            AMENDMENT AND TERMINATION

13.1 RIGHT TO AMEND. The Plan Sponsor reserves the right at any time, by action of its Board of Directors, to modify or amend, in whole or in part, any or all of the provisions of the Plan, including specifically the right to make such amendments effective retroactively, provided that such amendment does not violate Code Section 411(d)(6). The same power to amend the Plan shall be vested in the Committee and/or the Chief Executive Officer (CEO) or Chief Financial Officer (CFO) of the Company, to the extent authorized by the Board of Directors. However, no amendment shall change the rights, duties, responsibilities or liabilities of the Trustee without its written consent. Notwithstanding the preceding, the Plan Sponsor shall not amend any provisions of the Plan dealing with the release of Financed Shares from the Loan Suspense Account without the express written consent of [U.S. TRUST]. Furthermore, no amendment shall change the provisions of this Plan relating to any acquisition loan without the express written consent of [U.S. TRUST]. [SUCH CONSENT SHALL NOT BE UNREASONABLY WITHHELD, PROVIDED THAT THE AMENDMENT DOES NOT JEOPARDIZE THE ESOP STATUS OF THE PLAN.] No modification or amendment shall make it possible for Trust assets to be used for, or diverted to, purposes other than the purposes of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering this Plan. Each Employer may, by action of its Board of Directors, withdraw from participation in the Plan.

13.2 RIGHT TO TERMINATE. The Plan Sponsor may, at any time by action of its Board of Directors, terminate the Plan and the Trust.

13.3 VESTING UPON TERMINATION OR PARTIAL TERMINATION. If the Plan is terminated or partially terminated by the Plan Sponsor or contributions to the Trust are completely discontinued, the Accounts of affected Employees as of the date of termination or complete discontinuance of contributions shall be nonforfeitable. For purposes of the preceding sentence, in the event of termination of the Plan, the term "affected Employees" shall mean and include all Participants in the Plan. In the event that the Plan Administrator believes that a partial termination may occur with respect to a portion of the Plan, the Plan Administrator may hold amounts that would otherwise have been treated as Forfeitures in suspense, pending resolution of whether a partial termination has occurred. Such suspended amounts shall accrue earnings. In the event of a partial termination, supplemental distributions shall be made to affected Employees as necessary to reflect their fully vested status.

13.4 DISTRIBUTIONS UPON TERMINATION OR WITHDRAWAL. Upon termination of the Plan, to the extent allowable by the Code, Treasury Regulations promulgated thereunder, and other applicable authorities, each Participant shall be distributed the balance of his Account in the form of a lump sum payment in cash. In the event distributions described in the preceding sentence are not allowable upon termination of the Plan under the Code, Treasury Regulations promulgated thereunder, and other applicable authorities, the balance of each Participant's Account shall, to the extent allowable by the Code, Treasury Regulations promulgated thereunder, and other applicable authorities, be transferred to another defined contribution plan maintained by an Employer.




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





13.5 UNUTILIZED FORFEITURES UPON TERMINATION OR PARTIAL TERMINATION. In the event of termination of the Plan, any Forfeitures which have not been utilized to reduce Employer Contributions shall be allocated and then distributed to Participants who are Employees at the time of such termination. In the event of a partial termination of the Plan, any Forfeitures attributable to Employers whose Employees are the subject of the partial termination, which have not been utilized to reduce Employer Contributions shall be allocated to the Employers whose Employees are not the subject of the partial termination in accordance with the procedures of Article IV.



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


                                   ARTICLE XIV

                            MISCELLANEOUS PROVISIONS

14.1 PROHIBITION AGAINST DIVERSION. There shall be no diversion of any portion of the assets of the Trust Fund for any purpose other than the purpose of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering this Plan.

14.2 PRUDENT MAN RULE. For purposes of Part 4 of Title I of ERISA, the Plan Sponsor, the Trustee, and the Committee shall each be Fiduciaries and shall each discharge their respective duties hereunder with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. Without limiting the generality of the above, it is specifically provided that the appointment and retention of any parties pursuant to Article XI of the Plan are "duties" of the Plan Sponsor for purposes of this Section.

14.3 RESPONSIBILITIES OF PARTIES. The Plan Sponsor shall be responsible for the administration and management of the Plan except for those duties specifically allocated to the Trustee and provided that duties of the Plan Sponsor may be delegated to the Committee. The Trustee shall have exclusive responsibility for the management and control of the assets of the Plan. The Plan Sponsor shall be deemed the Plan Sponsor for all purposes of ERISA.

14.4 ROLLOVER CONTRIBUTIONS AND DIRECT TRANSFERS FROM OTHER QUALIFIED RETIREMENT PLANS. At the Plan Administrator's discretion with respect to each transaction, rollovers to the Plan and direct rollovers to the Plan shall be permitted. Direct transfers to the Plan shall be allowed in the case of (i) an acquisition of an Acquired Employer or employment of an Acquired Group of Employees, provided that the acquisition agreement or other agreement allows for such direct transfers, and (ii) upon the termination of a defined contribution plan maintained by the Plan Sponsor or a Participating Employer or an Affiliated Employer. The accounts of former participants in a terminated plan attributable to salary deferral contributions made under the former plan shall be treated as if they were Salary Deferral Contributions made under this Plan. All amounts transferred shall be subject to investments direction by Participants, and shall not be part of the ESOP Component. The investment of accounts transferred to this Plan shall be invested in accordance with Section
      14.13.3 such that, for investment purposes, the direct transfer from a plan to this Plan shall be treated as a merger of such plan into this Plan.

      14.4.1 Transfer to Other Qualified Trusts, Individual Retirement Accounts, Individual Retirement Annuities, or Qualified Annuity Plans. Upon becoming entitled to receive a distribution from this Plan as otherwise permitted under Article IX, a Participant and any other individual eligible to receive an eligible rollover distribution, as defined in Code Section 402(c) shall be entitled to elect to have his entire Account, or any part thereof which equals or exceeds $500, to the



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

            extent that it is vested and would qualify as an eligible rollover distribution under Code Section 402(c) to be transferred within a reasonable period of time after the Plan Administrator's receipt of the individual's written election of transfer and certification of qualified status of the transferee, to an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), a trust of a qualified plan described in Code Section 401(a) which is a defined contribution plan which accepts eligible rollover distributions, or a qualified annuity plan described in Code Section 403(a). However, if the total amount reasonably expected to be distributed to the individual during the Plan Year is less than $200, then such amount may, at the Plan Administrator's discretion, be paid to the individual in the form of a lump-sum distribution in cash. Notwithstanding the foregoing, if the individual eligible to receive an eligible rollover distribution is the Participant's surviving spouse, then such distributable amount may only be transferred to an individual retirement account or to an individual retirement annuity. The Account of the individual requesting a transfer will be valued in accordance with the provisions of Article IX. For purposes of this subsection, notwithstanding the foregoing references to Code
            Section 402(c), an "eligible rollover distribution" is defined as any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities). Individuals eligible to elect a transfer of Plan Benefits pursuant to this subsection shall include an employee, former employee, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in
            Section 414(p) of the Code. Notwithstanding the preceding provisions of this subsection, elective deferral contributions (and earnings thereon) made in connection with a hardship distribution shall not be eligible for rollover.

14.5 MERGER OR CONSOLIDATION OF EMPLOYER. If the Plan Sponsor is merged or consolidated with another organization, or another organization acquires all or substantially all of the Plan Sponsor's assets, such organization may become the Plan Sponsor hereunder by action of its Board of Directors and by action of the Board of Directors of the prior Plan Sponsor, if still existent. Such change in Employers shall not be deemed termination of the Plan by either the predecessor or successor Employer.

14.6 NONALIENATION OR ASSIGNMENT. None of the benefits under the Plan are subject to the claims of creditors of Participants or their Beneficiaries. No benefits under the Plan will be subject to attachment, garnishment, or any other legal process whatsoever. Neither a Participant nor his Beneficiaries may assign, sell, borrow on, or otherwise encumber any of his beneficial interest in the Plan and Trust Fund, nor shall any such benefits be in any manner liable for or subject to the deeds, contracts, liabilities, engagements, or torts of any Participant or Beneficiary. If any Participant or Beneficiary shall become bankrupt or attempt to anticipate, sell, alienate, transfer, pledge, assign, encumber or change any benefit specifically provided for herein, or if a court of competent jurisdiction enters an order purporting to subject such interest to the claim of any creditor (other than with respect to a family support obligation in circumstances in which payment of such support obligation would be permitted under the Code), then such benefit shall be terminated and the Trustee shall hold or apply such benefit to or for the benefit of such Participant or Beneficiary in such manner as the Plan Administrator, in its sole discretion, may deem proper under the circumstances.

      14.6.1 Qualified Domestic Relations Orders. Notwithstanding anything contained herein to the contrary, a Qualified Domestic Relations ("QDRO") as defined in Code Section 414(p) is a permissible assignment or alienation of a Participant's Account, and the Plan Administrator shall maintain and establish uniform and nondiscriminatory procedures by which to determine whether a Domestic Relations Order is a Qualified Domestic Relations Order and to make payments pursuant to such an Order if it is a Qualified Domestic Relations Order.

      14.6.2 Definitional Requirements for a QDRO. A "QDRO" is any judgment, decree, order, or court-approved property settlement made pursuant to a State's domestic relations law which assigns all or any portion of a Participant's Plan Benefit to an Alternate Payee and which meets the following conditions:

            (a) It must relate to the provision of child support, alimony, or marital property rights to a spouse, former spouse, child, or other dependent of the Participant.

            (b) It must specify (1) the names and last known mailing addresses (if any) of the Participant and the Alternate Payee; (2) the amount of the Participant's benefit to be paid to the Alternate Payee; (3) the number of payments and the period over which the payments will be made to the Alternate Payee; and (4) the plan or plans to which it applies.

            (c) It must not require the Plan to provide any benefit or option not otherwise contained in the Plan, nor can it require the Plan to provide increased benefits.

            (d) It cannot require the payment of benefits which are required to be paid to another Alternate Payee.

            (e) It may require the payment of permissible benefits to an Alternate Payee as soon as is reasonably possible after entry of the judgment, decree, order or property settlement.

            (f) If the Qualified Domestic Relations Order so provides, the former spouse may be treated as the Participant's surviving spouse under Article IX of the Plan, and no other spouse, former spouse, or surviving spouse of the Participant shall have any right or claim whatsoever to any benefit provided under Article IX of the Plan to the extent it is otherwise assigned to a former spouse of the Participant specified as the Alternate Payee in a Qualified Domestic Relations Order.

            (g) Notwithstanding any other provision of this Section, a Domestic Relations Order will not be a Qualified Domestic Relations Order if it requires that benefits are payable in the form of a joint and survivor annuity with respect to the Alternate Payee and his spouse.

      14.6.3 Alternate Payee means any spouse, former spouse, child, or other dependent of the Participant to whom all or any portion of the Participant's Plan Benefit is assigned.

      14.6.4 QDRO Procedures. The following procedures shall be observed by the Plan Administrator upon his receipt of a Domestic Relations Order:

             (a) Upon his receipt of a Domestic Relations Order or a court order or decree in the nature of a Domestic Relations Order, the Plan Administrator shall promptly notify the Participant and the Alternate Payee that he has received an Order and he shall notify the same of the Plan's procedures for determining whether the Order is a QDRO. Within a reasonable time after the receipt of an Order, the Plan Administrator shall determine whether it is a QDRO. In making this determination, the Plan Administrator may consult with the attorney regularly utilized by the Plan or with any other duly authorized person or Committee to determine whether the Order is a QDRO under the terms of this Section and Section 414(p) of the Code. Once this determination is made, the Plan Administrator shall promptly notify the Participant and the Alternate Payee of his conclusion with a brief explanation.

             (b) While the determination of the status of the Order is being considered, the following procedures apply:

                   (1) Any funds which would be currently payable to the Alternate Payee if the Order is ultimately found to be a QDRO shall be segregated or, if determined to be necessary by the Plan Administrator, the Participant's Account shall be partially or fully frozen;

                  (2) If the Order (or any modification thereof) is found to be a QDRO within eighteen (18) months of the segregation of any funds under (1) above, then the Plan Administrator shall pay the segregated funds, plus interest earned thereon, to the person entitled to those funds;

                  (3) If the Order is found not to be a QDRO or if there is no resolution as to its status within the time period described in (2) above, then the segregated funds, plus any interest earned thereon, shall be paid to the person who would have been entitled to those funds if no Order had been issued; and

                  (4) If after the application of (3) above the Order is ultimately determined to be a QDRO, such determination shall be only applied prospectively and the Plan, Plan Administrator, Trust, Trustee, Plan Sponsor, and Employer shall not be liable for any payment of funds to any person prior to the determination described in this Subparagraph.

            (c) The Plan Administrator shall have the discretion to modify or make additions to the foregoing procedures in a manner consistent with regulations published by the Secretary of Labor, if any.

            (d) If the Plan Administrator is paying benefits pursuant to an Order on January 1, 1985, then that Order shall be considered to be a Qualified Domestic Relations Order.

      14.6.5 Certain Judgments and Settlements. Notwithstanding anything contained herein to the contrary, a Participant's benefits may be offset (i.e. reduced) pursuant to a judgment, order, decree issued, or settlement agreement if and to the extent that such offset is permissible or required under ERISA Section 206(a) and Code Section 401(a)(13).

14.7 PLAN CONTINUANCE VOLUNTARY. Although it is the intention of the Employers that this Plan shall be continued and its contributions made regularly, this Plan is entirely voluntary on the part of the Employers, and the continuance of the Plan and the payments thereunder are not assumed as a contractual obligation of the Employers.

14.8 PLAN NOT AN EMPLOYMENT CONTRACT. This Plan shall not be deemed to constitute a contract between any Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of any Employer or to interfere with the right of any Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon such individual as a Participant in the Plan.




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


14.9 PAYMENTS TO MINORS AND OTHERS. In making any distribution to or for the benefit of any minor or incompetent Participant or Beneficiary, or any other Participant or Beneficiary who, in the opinion of the Plan Administrator, is incapable of properly using, expending, investing, or otherwise disposing of such distribution, the Plan Administrator, in his sole, absolute, and uncontrolled discretion may, but need not, order the Trustee to make such distribution to a legal or natural guardian or other relative of such minor or court-appointed committee of any incompetent, or to any adult with whom such person temporarily or permanently resides; or any such guardian, committee, relative, or other person shall have full authority and discretion to expend such distribution for the use of benefit of such person; and the receipt of such guardian, committee, relative, or other person shall be a complete discharge to the Trustee, without any responsibility on its part or on the part of the Plan Administrator to see to the application thereof.

14.10 UNCLAIMED BENEFIT AND MISSING PARTICIPANT OR BENEFICIARY. If the Participant, Beneficiary or Contingent Beneficiary to whom benefits are to be distributed cannot be located, and reasonable efforts have been made to find him, including the sending of notification by certified or registered mail to his last known address, the Plan Administrator may direct the Trustee to take any of the following actions:

(a) The Participant's Account may be distributed to an interest bearing savings account established in the name of the Participant, Beneficiary or Contingent Beneficiary; or, if the Account is payable to the Participant, purchase U.S. Savings Bonds in the Participant's name and holding them for the Participant.

(b) The Plan Administrator may allocate the Participant's Account to a segregated account for distribution to the Participant when located, provided that if the Participant or his Beneficiary or Contingent Beneficiary does not file a claim for benefits prior to of the Plan Year during which such Participant would have attained age 70 1/2, such Participant shall be presumed dead, and the post-death benefits, if any, under this Plan shall be paid to his Beneficiary if he is then living and can be located, or to the Contingent Beneficiary if the Beneficiary is not then living or cannot be located, further provided that if none of the foregoing persons can be located, such Participant's Account shall become a Forfeiture subject to the restoration provisions of Subsection (c) of this Section 14.10.

(c) The Participant's Account may be treated as a Forfeiture, provided that if the Participant subsequently returns, his Account shall be restored, such restoration shall be made first out of Forfeitures, if any, and then by additional Employer Contributions.

14.11 GOVERNING LAW. This Plan shall be administered in the United States of America, and its validity, construction, and all rights hereunder shall be governed by the laws of the United States under ERISA. To the extent that ERISA shall not be held to have preempted local law, the Plan shall be administered under the laws of the State of Tennessee. If any provision of the Plan shall be held invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

14.12 HEADINGS NOT PART OF AGREEMENT. Headings of sections and subsections of the Plan are inserted for convenience of reference. They constitute no part of the Plan and are not to be considered in the construction thereof.

14.13 MERGER OR CONSOLIDATION OF PLAN. This Plan and Trust shall not be merged or consolidated with, nor shall any assets or liabilities be transferred to, any other plan, unless the benefits payable to each Participant if the Plan was terminated immediately after such action would be equal to or greater than the benefits to which such Participant would have been entitled if this Plan had been terminated immediately before such action. In the event that another plan is merged into or consolidated with this Plan, all benefits accrued by participants in such merged plan who become Participants in this Plan shall not be reduced or eliminated under this Plan to the extent that such benefits are protected under Code Section 411(d)(6) and the regulations thereunder.

      14.13.1 Optional Forms of Benefit. Optional benefit forms available under any plan merged into this Plan shall be available under this Plan with respect to the vested account balance transferred to this Plan pursuant to the merger. The preceding sentence shall apply only for a Participant who participated in such merged plan and only to those benefits attributable to such Participant's participation in the merged plan. The Plan Sponsor may, however, permit all Participants who participated in such merged plan to elect to receive their entire Plan Benefit in a form of benefit provided for under the merged plan, or permit all Participants in this Plan to elect to receive their Plan Benefit in a form of benefit provided for under the merged plan. Notwithstanding any provision of this Plan to the contrary, to the extent that any optional form or benefit under this Plan permits a distribution prior to the Employee's retirement, death, disability, or severance, the optional form of benefit is not available with respect to benefits attributable to assets (including the post-transfer earnings thereon) and liabilities, that are transferred, within the meaning of Code Section 414(1), to this Plan from a money purchase pension plan qualified under Code
              Section 401(a) (other than any portion of those assets and liabilities attributable to voluntary employee contributions).

      14.13.2 Vesting. Any Matching Employer Contribution Allocations made on behalf of such Participant under this Plan shall be subject to the vesting provisions set forth in Article VIII. All years of service under the merged plan for vesting purposes shall be considered Years of Service under this Plan for vesting purposes, but in no event shall any year of service be counted twice.

      14.13.3 Investment upon Merger. In the event that another plan is merged into or consolidated with this Plan, the Plan Administrator shall, within a reasonable period of time prior to said merger, furnish each Participant who participated in such merged plan with an opportunity (via forms, through the Voice Response System or otherwise) to direct the investment of the assets of his account in the merged plan which are being transferred to this Plan. Such investment direction shall also apply to the portion of his Account attributable to his participation in this Plan. If a Participant who participated in a merged plan fails to direct investment of his Account prior to such merger (in accordance with the preceding sentences) but such Participant had directed investment of his Account under this Plan, then any amounts transferred to this Plan on behalf of such Participant shall be invested in the same proportion as such Participant's existing investment direction in this Plan. If a Participant who participated in a merged plan fails to direct the investment of his Account prior to such merger and such Participant does not have an Account attributable to participation in this Plan, then any Directed Investment Accounts maintained on behalf or such Participant shall be invested in the fund or funds chosen by the Plan Administrator.

14.14 INDEMNIFICATION. The Plan Sponsor hereby agrees to indemnify any current or former Employee or member of the Board of Directors or the Committee to the full extent of any expenses, penalties, damages, or other pecuniary loss which such current or former Employee or member of the Board of Directors or the Committee may suffer as a result of its responsibilities, obligations, or duties in connection with the Plan or fiduciary activities actually performed in connection with the Plan, except to the extent arising out of the gross negligence or willful misconduct of such Employee or member of the Board or the Committee. Such indemnification shall be paid by the Plan Sponsor to the current or former Employee or member of the Board of Directors or the Committee to the extent that fiduciary liability insurance is not available to cover the payment of such items, but in no event shall items be paid out of the Plan assets.

      14.14.1 Exception. Notwithstanding the foregoing, this indemnification agreement shall not relieve any current or former Employee or member of the Board of Directors or the Committees serving in fiduciary capacity of his fiduciary responsibilities and liabilities to the Plan for breaches of fiduciary obligations, nor shall this agreement violate any provision of Part 4 of Title I of ERISA as it may be interpreted from time to time by the United States Department of Labor and any courts of competent jurisdiction.

14.15 NO DIVESTMENT FOR CAUSE. No divestment of any Participant's Plan Benefits shall be made to punish conduct of any Employee or former Employee.

14.16 AMENDMENTS AFFECTING THE ACCRUED BENEFIT. No amendment to the Plan shall decrease a Participant's Account balance, except as may be otherwise permitted under Code Section 412(c)(8). An amendment to the Plan which has the effect of:

      (a) Eliminating or reducing an early retirement benefit or a retirement-type subsidy (as defined in Treasury Regulations, if any); or

      (b) Eliminating an optional form of benefit with respect to benefits attributable to service before the amendment,

      shall be treated as a Plan amendment which decreases a Participant's Account balance. This Section 14.16 shall be administered in accordance with regulations published by the Secretary of the Treasury, if any.

14.17 NET UNREALIZED APPRECIATION IN SHARES OF COMPANY STOCK DISTRIBUTED. In the event the Participant elects to receive a distribution of his Plan Benefit in the form of a lump sum distribution of Company Stock, the Plan Administrator shall calculate the net unrealized appreciation and the tax adjusted basis of the shares distributed. The net unrealized appreciation, as defined in Treas. Reg. ss. 1.402(a)-1(b)(2), is equal to the excess of the fair market value of the Company Stock distributed over the adjusted tax basis of such Company Stock to the Trust. The Plan Administrator may use whichever of the methods of calculation appropriate under the Treasury Regulations to calculate such net unrealized appreciation. This Section shall also apply to distributions of Columbia Stock and Triad common stock if and to the extent such stock is considered "securities of the employer corporation" under Treas. Reg. ss. 1.402(a)-1(b).

14.18 MILITARY LEAVE. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

                        ARTICLE XV TOP-HEAVY PROVISIONS

                              TOP-HEAVY PROVISIONS

15.1 PURPOSE. Notwithstanding anything contained herein to the contrary, in order to insure the tax-exempt status of this Plan and the related Trust Agreement, the Plan and related Trust Agreement shall be administered when necessary according to Code Section 416. Furthermore, any final regulations promulgated by the Secretary of the Treasury in connection with Code Section 416 are hereby incorporated by reference, except as to any optional provision contained therein which conflict with any specific provisions of this Plan, and all provisions of this Article shall be administered in accordance with the regulations, if any.

15.2 DEFINED BENEFIT PLAN AND DEFINED CONTRIBUTION PLAN FRACTIONS. If for any Plan Year the Plan becomes Super Top-Heavy or Top-Heavy, the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction, respectively, shall be computed using the one hundred percent (100%) figure in computing the denominator. For purposes of all defined benefit plan calculations (if any) to be applied in determining whether the Plan is Top-Heavy Plan, the accrued benefit of any Employee (other than a Key Employee) shall be determined under the method used for accrual purposes for all plans of the Employer, or, if there is no such method, under the slowest accrual rate permitted under Code Section 411(b)(1)(C).

15.3 MINIMUM BENEFIT REQUIREMENT. Notwithstanding any other provision of this Plan, no duplication of minimum benefits shall be required if Non-Key Employees participate in both a Defined Contribution Plan and Defined Benefit Plan maintained by the Employer; however, the required benefit provided by the Employer cannot be reduced or eliminated on account of benefits attributable to taxes paid by the Employer under the Social Security Act.

15.4 COMPENSATION. For purposes of this Article and for purposes of determining who is a Key Employee, the term Compensation shall have the same meaning as assigned to it in Section 3.12.3. In no event shall compensation in excess of $150,000, as indexed for inflation pursuant to Code Section 401(a)(17)(B), be taken into account in determining who is a Key Employee.

15.5 CONTRIBUTIONS. For each Plan Year in which the Plan is Top-Heavy, the total of all Employer Contributions other than Salary Deferral Contributions provided for in this Plan for each Participant who is Non-Key Employee whether or not the Participant has completed one thousand (1,000) Hours of Service during the Top-Heavy Plan Year, shall be at least equal to the lesser of:

      (a) Three percent (3%) of such a Participant's Compensation (within the meaning of Code Section 415); or

      (b) The percentage at which contributions (including without limitation contributions made pursuant to a salary reduction agreement) are made or required to be made for the Key Employee for whom such percentage is highest for such Plan Year.

      For purposes of determining the minimum contribution to be made to Non-Key Employees, Matching Employer Contribution Allocations made to Accounts of Key Employees shall be treated as Employer Contributions made on behalf of such Key Employees. Neither Salary Deferral Contributions nor Matching Employer Contribution Allocations made by or with respect to Non-Key Employees shall be taken into account in determining whether such Non-Key Employees have received the required amount of contributions as specified in this Section.

15.6 VESTING SCHEDULE. For any Plan Year to which the provisions of this Article apply, the following schedule shall be used to determine the vested, nonforfeitable percentage of a Participant's Account attributable to Forfeitable Contributions:



               Years of Service                          Vested Percentage
               ----------------                          -----------------
                   2                                            20%
                   3                                            40%
                   4                                            60%
                   5                                            80%
                   6 or more                                   100%


         IN WITNESS WHEREOF, the Employer has caused this Lifepoint Hospitals, Inc. Retirement Plan to be executed on this 19th day of May, 1999.





                    PLAN SPONSOR:           LIFEPOINT HOSPITALS, INC.
                                            a Delaware corporation




                                            By: /s/ Neil Hemphill
                                               -------------------------------
                                               Authorized Officer